Registration No. 33-12911
As filed on October 25, 1996                          Registration No. 811-5075

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 21
                                     and/or

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                Amendment No. 23
                        (Check appropriate box or boxes)



                              THE AAL MUTUAL FUNDS
               (Exact name of registrant is specified in charter)

                             222 West College Ave.
                         Appleton, Wisconsin 54919-0007
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (414)734-5721
                                 Robert G. Same
                                    Secretary
                              The AAL Mutual Funds
                             222 West College Avenue
                             Appleton, WI 54919-0007
                    (Name and Address of Agent for Services)

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box)

o immediately upon filing pursuant to paragraph (b) of Rule 485
o on _____________, pursuant to paragraph (b) of Rule 485
o 60 days after filing pursuant to paragraph (a)(1) of Rule 485
xx on January 8, 1997, pursuant to paragraph (a)(ii) of Rule 485
==========================================
Registrant has previously registered an indefinite number of its shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a notice under Rule 24f-2 before June 30, 1995.
==========================================
                                Page 1 of pages.
                        Exhibit index is located at Page

                                   Prospectus
                                 January 8, 1997
                              The AAL Mutual Funds
                              222 West College Ave.
                                  P.O. Box 8004
                             Appleton, WI 54919-0007
       1-800-553-6319 414-734-7633 Telecommunications Device for the Deaf
                              (TDD) 1-800-684-3416

The AAL Mutual Funds (The "Funds") are a series of separate mutual fund portfolios within a single Trust, each with a specific investment objective. The Funds offer investment opportunities to eligible Lutherans (including their families and their enterprises) and to AAL members and employees. This prospectus describes the following Funds:


     THE AAL CAPITAL GROWTH FUND: INVESTING IN LARGE COMPANY STOCKS THE AAL MID CAP STOCK FUND: INVESTING IN MID-SIZED COMPANY STOCKS THE AAL SMALL CAP STOCK
FUND: INVESTING IN SMALL COMPANY STOCKS THE AAL INTERNATIONAL FUND: INVESTING IN FOREIGN SECURITIES THE AAL UTILITIES FUND: INVESTING IN PUBLIC UTILITIES SECURITIES THE AAL BOND FUND: INVESTING IN INVESTMENT GRADE BONDS THE AAL MUNICIPAL BOND FUND: INVESTING IN TAX-EXEMPT MUNICIPAL SECURITIES THE AAL HIGH YIELD BOND FUND: INVESTING IN NON-INVESTMENT GRADE SECURITIES THIS FUND INVESTS PRIMARILY IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "THE AAL HIGH YIELD BOND FUND - INVESTMENT FACTORS AND THE RISKS INVOLVED." THE AAL MONEY MARKET FUND: INVESTING IN MONEY MARKET INSTrUMENTS INVESTMENTS IN THE AAL MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THIS FUND WILL BE ABLE TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUNDS THAT PROSPECTIVE INVESTORS OUGHT TO KNOW BEFORE INVESTING. READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. You can find more detailed information, including investment policies, techniques, restrictions, and the risks associated with them, in the Statement of Additional Information ("SAI"), dated January 8, 1997. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference (which means that it is legally considered part of this prospectus even though it is not printed here). You can get a copy of the SAI, and a copy of the annual report, free by calling 800-553-6319, or by writing The AAL Mutual Funds at 222 West College Avenue, Appleton, Wisconsin 54919-0007. The Telecommunications Device for the Deaf ("TDD") number is 800-684- 3416. The AAL U.S. Government Zero Coupon Target Fund, Series 2001 and 2006, are described in a separate prospectus and are closed to additional investments.

TABLE OF CONTENTS
General
The AAL Capital Growth Fund............................................
Summary of Expenses....................................................
Financial Highlights
The AAL Mid Cap Stock Fund.............................................
Summary of Expenses....................................................
Financial Highlights
The AAL Small Cap Stock Fund...........................................
Summary of Expenses....................................................
Financial Highlights
The AAL International Fund.................................................
Summary of Expenses....................................................
Financial Highlights
The AAL Utilities Fund.................................................
Summary of Expenses....................................................
Financial Highlights
The AAL Bond Fund......................................................
Summary of Expenses....................................................
Financial Highlights
The AAL Municipal Bond Fund............................................
Summary of Expenses....................................................
Financial Highlights
The AAL High Yield Bond Fund..............................................
Summary of Expenses....................................................
Financial Highlights
The AAL Money Market Fund..............................................
Summary of Expenses....................................................
Financial Highlights
Additional Investment Factors and Risks................................
Investment Restrictions................................................
Board of Trustees......................................................
Management of the Trust................................................
Buying Shares in the Funds.............................................
Buying Additional Shares...............................................
Additional Information About Buying Shares.............................
Selling (Redeeming) Your Shares........................................
The AAL Money Market Fund Checks ......................................
Closing Small Accounts.................................................
Reinstatement Privilege................................................
Exchange Privilege.....................................................
Net Asset Value (NAV)..................................................
Dividends, Distributions, and Taxes....................................
Shareholder Maintenance Agreement......................................
Yield and Performance Information......................................
Custodian, Transfer Agent, and Independent Accountants.................
Organization and Description of Shares.................................
Asset Allocation.......................................................
Questions..............................................................
Glossary of Important Terms...........................................

Prospectus Summary

AAL Capital Management Corporation is a Delaware corporation organized in 1986 and is owned by Aid Associaton for Luthereans ("AAL"). It acts as the investment adviser ("Adviser") and is responsible making investment decisions for the Funds. It also acts as distributor ("Distributor") for the Funds selling shares of the Funds to the investors. As of September 30, 1996, AAL Capital Management Corporation managed over $3.2 billion for the Funds. AAL is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. AAL's mission is to bring Lutherans and their families together to pursue quality living through financial security, volunteer action and help for others. AAL has about 1.7 million members and is one of the world's largest fraternal benefit societies in terms of assets and life insurance in force, ranking it in the top two percent of all life insurers in the U.S. in terms of ordinary life insurance ( nearly $78 billion in force). It also offers life, health and disability income insurance and fixed and variable annuities to its members. Members belong to one of over 9,400 local AAL branches throughout the U.S.

The AAL Mutual Funds

------------------------------ ---------------------------- --------------------------- ----------------------------
The AAL Fund                   Primary Objective            Primary Investments         Primary Risk(s)
------------------------------ ---------------------------- --------------------------- ----------------------------
Capital Growth                 Long-term capital growth     Diversified portfolio of    Market, See pages
                                                            dividend paying stocks of
                               large companies
------------------------------ ---------------------------- --------------------------- ----------------------------
Mid Cap Stock                  Long-term capital growth     Diversified portfolio of    Market, See pages
                                                            stocks of mid-sized
                               companies
------------------------------ ---------------------------- --------------------------- ----------------------------
Small Cap Stock                Long-term capital growth     Diversified portfolio of    Market, See pages
                                                            stocks of small companies
------------------------------ ---------------------------- --------------------------- ----------------------------
International                  Long-term capital growth     Diversified portfolio of    Currency, Liquidity,
                                                            foreign stocks              Political, Economic and
                                                                                        Market See pages
------------------------------ ---------------------------- --------------------------- ----------------------------
Utilities                      Current income, long-term    Diversified portfolio of    Market, Interest Rate, See
                               income and capital growth    stocks and bonds of         pages
                                                            public utilities companies
------------------------------ ---------------------------- --------------------------- ----------------------------
Bond                           High current income          Investment grade bonds --   Economic, Interest Rate,
                               consistent with capital      BBB or higher               See pages
                               preservation
------------------------------ ---------------------------- --------------------------- ----------------------------
Municipal Bond                 High current income exempt   Investment grade            Economic, Interest RateSee
                               from Federal taxes           municipal bonds -- at       pages
                               consistent with capital      least 75% in A or higher
                               preservation                 and 0-25% in BBB or higher
------------------------------ ---------------------------- --------------------------- ----------------------------
High Yield Bond                High current income and      High risk, high yield       Economic, Interest rate,
                               secondarily capital growth   bonds -- BB or lower        Market, See pages
------------------------------ ---------------------------- --------------------------- ----------------------------
Money Market                   High level of current        Money Market instruments    Interest Rate See pages
                               income consistent with       in two highest rating
                               liquidity and capital        categories -- A-1 and A-2
                               preservation
------------------------------ ---------------------------- --------------------------- ----------------------------

This prospectus describes two classes of shares, Class A Shares and Class B Shares. You pay a sales charge immediately when you purchase Class A Shares. You only pay a sales charge when you redeem Class B Shares held for less than five years. However, Class B Share 12b-1 fees are higher than those for Class A Shares. The choice as to which class you should purchase primarily depends upon how long you intend to own the shares. If you intend to own shares for more than five years, then you should consider Class B Shares. If you may redeem shares in less than five years, you should consider Class A Shares.

The following Table shows some of the differences:

Class A Shares                                     Class B Shares
--------------                                     --------------
Maximum Front-End Sales Charge 4.75%               No Front End Sales Charges
------------------------------------               --------------------------
No Contingent Deferred Sales Charge                Maximum Contingent Deferred Sales Charge 5%
-----------------------------------                -------------------------------------------
Lower annual expenses than Class B Shares          Higher annual expenses than Class A Shares
-----------------------------------------          ------------------------------------------
No conversion to Class B Shares                    Automatic conversion to Class A Shares after 5 years
-------------------------------                    ----------------------------------------------------


READING THIS PROSPECTUS. We have placed a glossary defining important terms at the end of this prospectus. If you are unsure of the meaning of any term in the prospectus, please check the glossary.

References to "you" and "your" in this prospectus refer to prospective investors or shareholders, while references to "we," "us," or "our" refer to the Trust or the Funds generally. Please refer to "Summary of Expenses and Expense Example."

THE AAL CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in common stock and securities convertible into common stock. We designed this Fund for people who want to invest for the long term. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

To achieve our investment objective, we focus on purchasing dividend-paying securities issued by companies that have growth in earnings per share that is higher than the growth in earnings per share of the S&P 500(R). In selecting stocks, we look for quality, predictability of operating growth, and financial strength.

We also may invest in preferred stocks and bonds; however, we do not invest in bonds for capital growth or for long periods of time. We limit our investments in convertible securities to no more than 5% of the Fund's net assets.

ADVISORY FEES

We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee, shown below, is paid monthly:

0.70 of 1% on the first $250 million; 0.65 of 1% on the next $250 million; 0.575 of 1% on the next $500 million; and 0.50 of 1% on assets over $1 billion.

PORTFOLIO MANAGER

Frederick L. Plautz has managed the day-to-day investments for the Fund since November 1, 1995. Prior to managing the Fund, Mr. Plautz served as vice president and portfolio manager for Federated Investors from 1990 through October 1995.

INVESTMENT FACTORS AND THE RISKS INVOLVED

The value of the Fund's investments may increase and decrease more than the stock market in general, as measured by the S&P 500(R). There is a risk you could lose money investing in the Fund, especially if you sell your shares during a time when the Fund is declining in value.

For more information on risks see Additional Investment Factors and Risks on page --.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the maximum 4.75% sales charge for Class A Shares which is reduced for purchases of $25,000 or more, and the maximum 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1.00% for each year the Class B Shares are owned.

     ------------------------------------------------------------------------------------------------ ------------- ------------
     Shareholder Transaction Expenses                                                                 Class A       Class B
     ------------------------------------------------------------------------------------------------ ------------- ------------
     Maximum sales charge imposed on purchases (as a percentage of offering price)                    4.75%         none
     Maximum sales charge imposed on reinvested dividends                                             none          none
     Maximum deferred sales charge                                                                    none          5.00%
     Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)              none          none
     Exchange fee                                                                                     none          none
     Total                                                                                            4.75%         5.00%
     ------------------------------------------------------------------------------------------------ ------------- ------------

Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on amounts incurred in the prior fiscal year. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.


     -------------------------------------------------------------------------- ----------------------------------------------------
     Annual Fund Operating Expenses (as a percentage of average net assets)                       Expense Example
     -------------------------------------------------------------------------- ----------------------------------------------------
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
                                                          Class A    Class B                      Class A     Class B     Class B No
                                                                                                                          Redemption
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
     Management Fee                                       .70%       .70%       After 1 year      $59         $69         $19
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
     12b-1 Distribution and Service Fees                  .25%       1.00%      After 3 Years     $82         $90         $60
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
     Other Expenses                                       .17%       .17%       After 5 Years     $107        $103        $103
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
     Total Fund Operating Expenses                        1.12%      1.87%      After 10 years    $180        -
     ---------------------------------------------------- ---------- ---------- ----------------- ----------- ----------- ----------
This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The audited Financial Highlights Table covers The AAL Capital Growth Fund for the periods shown and is based on a share of beneficial interest outstanding throughout the applicable period. You should read the Table in conjunction with the Fund's financial statements and related notes, all of which have been audited by Price Waterhouse LLP, independent accountants. These documents together with a more detailed discussion and analysis of the Fund's performance, are contained in the Funds' April 30, 1996 Annual Report. Copies of the 1996 Annual Report are available from the Distributor without charge.


               INCOME FROM INVESTMENT                           LESS DISTRIBUTIONS
               OPERATIONS
               NAV    Net        Net      Total from Dividends  Distribution Total     NAV:    Total   Net Assets
               Start  Investment Realized Investment from Net   from net     Dividends End of  return  at end of
               of     Income     and un-  Operations Investment realized     and       Period  for     Period
               Period (loss)     realized            Income     Gain on      Distributions     Period
                                 gain(loss)on                   investment                     (1)
                                 investments



    July 16,   10     0.112      -1.709   -1.597     -0.043                  -0.043    $8.36   -15.95% $23,672,346
    1987 April 30,
    1988
     30-Apr-89 8.36   0.218      1.466    1.684      -0.204                  -0.204    $9.84   20.46%  $48,915,003
     30-Apr-90 9.84   0.233      0.889    1.122      -0.242                  -0.242    $10.72  11.45%  $119,731,099
     30-Apr-91 10.72  0.271      1.726    1.997      -0.269     -0.028       -0.297    $12.42  18.93%  $209,055,868
     30-Apr-92 12.42  0.276      1.659    1.935      -0.28      -0.015       -0.295    $14.06  15.77%  $423,231,713
     30-Apr-93 14.06  0.284      0.761    1.045      -0.274     -0.001       -0.275    $14.83  7.52%   $714,184,330
     30-Apr-94 14.83  0.296      -0.287   0.009      -0.286     -0.063       -0.349    $14.49  0.00%   $868,850,190
     30-Apr-95 14.49  0.274      1.699    1.973      -0.298     -0.605       -0.903    $15.56  14.37%  $1,032,168,121
     30-Apr-96 15.56  0.201      3.756    3.957      -0.217     -0.51        -0.727    $18.79  25.85%  $1,381,352,222
    May 1, 1996
    October 31, 1996


                      SUPPLEMENTAL DATA
                      AND RATIOS

                      Ratio      Ratio of            Portfolio  Average
                      of Net     investment          Turnover   Commission
                      operating  income(loss)        Rate Paid
                      expenses   to average net
                      to Average assets* (1)(2)
                      Net
                      Assets*
                      (1)(2)

July 16,              1.50%      2.61%               1.36%
1987 April 30,
1988
 30-Apr-89            1.50%      2.80%               2.78%
 30-Apr-90            1.44%      2.56%               1.43%
 30-Apr-91            1.41%      2.59%               2.26$
 30-Apr-92            1.28%      2.27%               1.11%
 30-Apr-93            1.20%      2.15%               2.99%
 30-Apr-94            1.18%      2.07%               40.60%
 30-Apr-95            1.17%      1.89%               33.34%
 30-Apr-96            1.12%      1.16%               44.26%
May 1, 1996
October 31, 1996


*If the Fund had paid all of its expenses the ratios would be as follows: Ratio of Net operating expenses to Average Net Assets (2), 1.91%, 1.77%, 1.49%, 2.59%, 2.27%, 2.15%, 2.07%, 1.89%, and 1.16%, Ratio of net investment income (loss) to average net assets (2), 2.21%, 2.54%, 2.51%, 2.26%, 1.11%, 2.99%, 40.60%,
33.34%, and 44.26%, (1) Total return assumes reinvestment of all dividends and distributions but does not reflect any deductions for sales charges. The aggregate (not annualized) total return is shown for periods less than one year.
(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) are calculated on an annualized basis

THE AAL MID CAP STOCK FUND




INVESTMENT OBJECTIVE

The AAL Mid Cap Stock Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of mid-sized companies. By mid-sized companies, we mean those with market capitalization's ranging from $100 million to $5 billion. We designed this Fund for people who want to invest for the long term, and who are able to accept the risks involved in investing in mid-sized companies. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

Under normal circumstances, we invest at least 65% of our total assets in stocks, not including convertible securities, of mid-sized companies. Generally, we focus on companies with market capitalization's ranging from $400 million to $3.5 billion. Mid-sized companies tend to be smaller and less-seasoned than companies listed in the S&P 500(R). These companies may trade on the over-the-counter market as well as on U.S. national securities exchanges.

We may  invest  the  remaining  35% of our total  assets in any  combination  of
additional  mid  cap  stocks,  larger  capitalization   stocks,  and  securities
convertible into such stocks.

We look for mid-sized companies (including companies initially offering their stock to the public) that, in our opinion: 1) have prospects for growth in their sales and earnings; 2) are in an industry with a good economic outlook; 3) have higher quality management and more management depth than small companies; and 4) are in a strong financial position. The Fund tends to invest in companies in the middle stages of their development. These companies tend to have established a record of profitability and may possess a new technology, unique product, or market niche.

We tend to sell the stock of companies when we think other investments offer better opportunities. Due to this policy, the Fund may from time to time have short-term gains or losses.

We also may invest in foreign securities listed and traded on a U.S. national securities exchange.

ADVISORY FEE

We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee, shown below, is paid monthly:

0.75 of 1% on the  first  $200  million;  and  0.65 of 1% on  assets  over  $200 million.

PORTFOLIO MANAGER

Kevin Schmitting, CFA, has managed the day-to-day investments for the Fund since November 1, 1995. Prior to managing the Fund, Mr. Schmitting served as investment director and in other investment capacities for the State of Wisconsin Investment Board from 1984 through October 1995. Mr. Schmitting also manages The AAL Small Cap Stock Fund.

INVESTMENT FACTORS AND THE RISKS INVOLVED

Stocks of mid-sized companies may present greater risks than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth, and smaller shares of the market for their products or services than large companies.

The value of the Fund's investments may increase and decrease more than the stock market in general, as measured by the S&P 500(R). There is a risk that you could lose money investing in the Fund, especially if you sell your shares during a time when the Fund is declining in value.

Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.

For more information on risks see Additional Investment Factors and Risks on page --.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the maximum 4.75% sales charge for Class A Shares which is reduced for purchases of $25,000 or more, and the maximum 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1% for each year the Class B Shares are owned.

---------------------------------------------------------------------------------------------------- ------------- -------------
Shareholder Transaction Expenses                                                                     Class A       Class B
---------------------------------------------------------------------------------------------------- ------------- -------------
Maximum sales charge imposed on purchases (as a percentage of offering price)                        4.75%         none
Maximum sales charge imposed on reinvested dividends                                                 none          none
Maximum deferred sales charge                                                                        none          5.00%
Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)                  none          none
Exchange fee                                                                                         none          none
Total                                                                                                4.75%         5.00%
---------------------------------------------------------------------------------------------------- ------------- -------------

Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on amounts incurred in the prior fiscal year. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.

     ------------------------------------------------------------------------------ ------------------------------------------------
     Annual Fund Operating Expenses (as a percentage of average net assets)                           Expense Example
     ------------------------------------------------------------------------------ ------------------------------------------------
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
                                                      Class A        Class B                          Class A    Class B  Class B No
                                                                                                                          Redemption
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
     Management Fee                                   .75%           .75%           After 1 year      $61        $71      $21
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
     12b-1 Distribution and Service Fees              .25%           1.00%          After 3 Years     $90        $95      $65
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
     Other Expenses                                   .39%           .39%           After 5 Years     $121       $111     $111
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------
     Total Fund Operating Expenses                    1.39%%         2.04%%         After 10 years    $209       -
     ------------------------------------------------ -------------- -------------- ----------------- ---------- -------- ----------

This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

Financial Highlights

The audited Financial Highlights Table covers The AAL Mid Cap Stock Fund for the periods shown and is based on a share of beneficial interest outstanding throughout the applicable period. You should read the Table in conjunction with the Fund's financial statements and related notes, all of which have been audited by Price Waterhouse LLP, independent accountants. These, together with a more detailed discussion and analysis of the Fund's performance, are contained in the Funds' April 30, 1996 Annual Report, copies of which are available from the Distributor without charge.


                   INCOME FROM INVESTMENT                  LESS DISTRIBUTIONS
                   OPERATIONS
                   NAV    Net        Net        Total      Dividends  Distribution Total         NAV:    Total     Net Assets
                   Start  Investment Realized   from       from       from         Dividends     End of  return    at end of
                   of     Income     and un-    Investment Net        net          and           Period  for       Period
                   Period (loss)     realized   Operations Investment realized     Distributions         Period
                                     gain(loss)            Income     Gain on                            (1)
                                     on                               investment
                                     investments

  June 30, 1993 to 10.00  -.044      0.424      0.380      0          0            0             10.38   3.80%     $142,529,469
    30-Apr-94
    30-Apr-95      10.38  -0.054     0.594      0.540      0          0            0             10.92   5.20%     $220,792,070
    30-Apr-96      10.92  -0.100     6.290      6.190      0          0            0             17.11   56.59%    $424,974,828
    May 1,
    1996 October 31,
    1996
    UNAUDITED


                   SUPPLEMENTAL DATA
                   AND RATIOS
                   Ratio             Ratio of              Portfolio  Average
                   of Net            net                   Turnover   Commission
                   operating         investment                       Rate
                   expenses          income                           Paid
                   to Average        (loss) to
                   Net Assets        average net
                   (1)(2)            assets(1)(2)

  June 30, 1993 to 1.72%             -1.14%                55.49%
    30-Apr-94
    30-Apr-95      1.54%             -0.77%                88.18%
    30-Apr-96      1.39%             -0.82%                90.14%
    May 1,
    1996 October 31
    1996
    UNAUDITED

If the Fund had paid all of its expenses, the ratios would be as follows: Ratio of Net operating expenses to Average Net Assets (2), 1.73%, 1.54%, and 1.39%, Ratio of net investment income (loss) to average net assets (2), (1.14%), (0.77%), and (0.82%), (1) Total return assumes reinvestment of all dividends and distributions but does not reflect any deductions for sales charges. The aggregate (not annualized) total return is shown for periods less than one year.
(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) are calculated on an annualized basis

THE AAL SMALL CAP STOCK FUND

INVESTMENT OBJECTIVE

The AAL Small Cap Stock Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks of small companies. By small companies, we mean those with market capitalization's of less than $1 billion. We designed this Fund for people who want to invest for the long term, and who are able to accept the risks involved in investing in small companies. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

Under normal circumstances, we invest at least 65% of our total assets in stocks, not including convertible securities, of small companies. Generally we focus on companies with market capitalization's ranging from $30 million to $600 million. Small companies tend to be substantially less-seasoned than companies listed in the Standard & Poor's 500 Index(R) ("S&P 500(R)") or The S&P Mid Cap 400 Index(R). These companies may trade on the over-the-counter market as well as on U.S. securities exchanges such as the New York Stock Exchange ("NYSE").

We may invest the remaining 35% of our total assets in any combination of additional small cap stocks, larger capitalization stocks, and securities convertible into such stocks.

We look for small companies (including companies initially offering their stocks to the public) that, in our opinion: 1) are in their early stages of development or positioned in new and emerging industries; 2) have an opportunity for rapid growth; 3) have capable management; and 4) are financially sound. These small companies generally are not as well known to the investing public and have less of an investor following than larger companies. Therefore, they may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace.

We tend to sell the stock of companies when we think that other investments offer better opportunities. Because of this policy, the Fund may from time to time have short-term gains or losses.

We also may invest in foreign securities that are listed and traded on a U.S. national securities exchange.

ADVISORY FEE

We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee, shown below, is paid monthly:

0.75 of 1% on the  first  $200  million;  and  0.65 of 1% on  assets  over  $200 million.

PORTFOLIO MANAGER

Kevin Schmitting, CFA, manages the day-to-day investments for the Fund. Prior to November 1, 1995, Mr. Schmitting served as investment director and in other investment capacities for the State of Wisconsin Investment Board beginning in 1984 through October 1995. Mr. Schmitting also manages The AAL Mid Cap Stock Fund (formerly The AAL Smaller Company Stock Fund).

INVESTMENT FACTORS AND THE RISKS INVOLVED

Small, less-established companies may have relatively small revenues, limited product lines, lack of management depth, and a small share of the market for their products or services. Stocks of these companies present greater risks than stocks of larger, more established companies.

Historically, small capitalization stocks have experienced more volatility in price than mid-size and large capitalization stocks. Some of the reasons they have greater volatility include: 1) the less certain growth prospects of small firms; 2) the lower degree of liquidity in the markets for such stocks; and 3) the greater sensitivity of small companies to changing economic conditions.

In the short term, the value of the Fund's investments may increase and decrease substantially more than the stock market in general, as measured by the S&P 500(R). There may be greater risks that you could lose your money investing in the Fund, especially if you sell your shares during a time when the Fund is declining in value.

Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The prices for stocks in small companies tend to have more volatility than stocks in larger companies. In other words, they tend to rise and fall more dramatically than those for larger companies.

For more information on risks see Additional Investment Factors and Risks on page --.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the maximum 4.75% sales charge for Class A Shares which is reduced for purchases of $25,000 or more, and the maximum 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1% for each year the Class B Shares are owned.

---------------------------------------------------------------------------------------------------- ------------- -------------
Shareholder Transaction Expenses                                                                     Class A       Class B
---------------------------------------------------------------------------------------------------- ------------- -------------
Maximum sales charge imposed on purchases (as a percentage of offering price)                        4.75%         none
Maximum sales charge imposed on reinvested dividends                                                 none          none
Maximum deferred sales charge                                                                        none          5.00%
Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)                  none          none
Exchange fee                                                                                         none          none
Total                                                                                                4.75%         5.00%
---------------------------------------------------------------------------------------------------- ------------- -------------

Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on management's estimates of amounts expected to be incurred in this fiscal year, including any reimbursements. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.


     ------------------------------------------------------------------------- -----------------------------------------------------
     Annual Fund Operating Expenses (as a percentage of average net assets)                       Expense Example
     ------------------------------------------------------------------------- -----------------------------------------------------
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
                                                Class A         Class B                           Class A   Class B      Class B No
                                                                                                                         Redemption
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
     Management Fee                             .75%            .75%           After 1 year       $68       $78          $28
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
     Rule 12b-1 Distribution and Service Fees   .25%            1.00%          After 3 Years      $111      $116         $86
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
     Other Expenses                             1.00            1.00           After 5 Years      NA        NA           NA
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------
     Total Fund Operating Expenses              2.00%           2.75%              After 10 years NA        NA           NA
     ------------------------------------------ --------------- -------------- ------------------ --------- ------------ -----------

This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The unaudited Financial Highlights Table covers The AAL Small Cap Stock Fund for the period from July 1, 1996 through October 31, 1996. The information is based on a share of beneficial interest outstanding throughout the applicable period. The Funds' financial statements and related notes, are contained in the Fund's October 31, 1996 Semi-Annual Report, copies of which are available from the Distributor without charge.


                      INCOME FROM INVESTMENT    LESS DISTRIBUTIONS
                      OPERATIONS

                      NAV    Net        Net            Total      Dividends  Distribution Total        NAV: End   Total return
                      Start  Investment Realized       from       from Net   from net     Dividends    of Period  for Period
                      of     Income     and            Investment Investment realized     and                     (1)
                      Period (loss)     unrealized     Operations Income     Gain on      Distribution
                                        gain(loss) on                        investments
                                        investments


    July 1, 1996 to   $10.00
    October 31, 1996


                                        SUPPLEMENTAL DATA
                                        AND RATIOS
                      Net Assets at     Ratio of       Ratio of net          Portfolio    Average
                      end of Period     Net            investment            Turnover     Commission
                                        operating      income(loss)to                     Rate Paid
                                        expenses       average net
                                        to Average     assets*(1)(2)
                                        Net Assets*
                                        1)(2)


    July 1, 1996 to
    October 31, 1996


*If the Fund had paid all of its expenses, the ratios would be as follows: Ratio of Net operating expenses to Average Net Assets (2), Ratio of net investment income (loss) to average net assets (2), (1) Total return assumes reinvestment of all dividends and distributions but does not reflect any deductions for sales charges. The aggregate (not annualized) total return is shown for periods less than one year. (2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income
(loss) are calculated on an annualized basis

THE AAL INTERNATIONAL FUND:

INVESTMENT OBJECTIVE

The Fund's primary investment objective is long-term growth of capital through investing in a diversified portfolio of non-U.S. securities.

INVESTMENT POLICIES

Under normal circumstances, we invest at least 65% of the Fund's total assets in foreign stocks primarily traded in at least three countries, not including the United States. However, we may not invest more than 25% of the Fund's assets in any one country. We have no other limitations on how much of the Fund's assets we may invest in securities primarily traded in any one country.

We tend to invest in stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging (for example, Indonesia and Argentina). We do not have any limits on the extent to which we will invest in either mature or emerging markets, and may invest up to 100% of the Fund's total assets in emerging markets. We have listed the countries and their classifications as mature or emerging in the Statement of Additional Information. From time to time, we may invest in securities trading in other countries not listed here or in the Statement of Additional Information.

Typically, we consider an issuer as domiciled in a particular country if it:

(1) is incorporated under the laws of that country;

(2) has at least 50% of the value of its assets located in that country; and

(3) derives at least 50% of its income from operations or sales in that country.

For issuers that do not meet the above domicile criterion, we will make a good-faith determination based on such factors as the location of its assets, personnel, sales and earnings.

We also may invest in: additional foreign stocks; U.S. stocks; structured notes and/or preferred stocks; and up to 20% in U.S. and foreign bonds and other debt obligations, including lower-rated debt, commonly referred to as "junk bonds" (i.e., securities rated BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.) and unrated securities. Structured notes and/or preferred stocks involve additional risk, including structures that may reduce the coupons and/or dividends amounts to zero or the redemption amounts payable at maturity as a result of declines in the value of the underlying instrument. Also, structured securities may have more volatility than the price of the underlying instrument. We have no restrictions on the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that we invest in a particular rating category. We have provided a description of the ratings assigned by D&P, Moody's and S&P in the Appendix to this Prospectus. For more information on structured securities, please see the Statement of Additional Information, and for high yield bonds, please see "The AAL High Yield Bond Fund" and the Statement of Additional Information.

In addition, pending our investment of cash received from new sales of the Fund's shares or to meet ordinary daily cash needs, we may temporarily hold cash (U.S. dollars, foreign currencies or multinational foreign currency units) and invest any portion the Fund's total assets in money market instruments.

Although there is no assurance that this objective will be met, the Adviser and Sub-Adviser will use their best efforts to achieve the objective. Under normal circumstances, The Fund will invest its total assets in foreign securities with at least 65% of such assets invested in equity securities primarily traded in at least three countries, not including the United States. In addition, issues of any one country will represent no more than 25% of the Fund's assets, under normal circumstances. If, for temporary defensive purposes, the Advisers believe the Fund should invest entirely in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities to a greater extent than 20%, then the Advisers may not follow the normal guidelines and may invest up to 100% of the Fund's assets without regard to the above guidelines. In addition, pending investment of proceeds from new sales of shares or to meet ordinary daily cash needs, The Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational foreign currency units) and may invest any portion of its assets in money market instruments.

ADVISORY AND SUB-ADVISORY FEES


We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee is at the rate of 1% and is paid monthly:

Societe Generale Asset Management Corp., 1221 Avenue of the Americas, New York, New York 10020 has been engaged to act as the Sub-Adviser to The AAL International Fund. The Sub-Adviser is a registered investment adviser that is indirectly owned by Societe Generale, one of France's largest banks. Under the Sub-Advisory Agreement, the Sub-Adviser, subject to the direction and control of the Adviser and the Board of Trustees, determines the securities that will be purchased or sold by the Fund, arranges for their purchase and sale, and renders other assistance to the Adviser in formulating and implementing the investment program for the Fund. For its services, the Sub-Adviser receives a fee from the fees paid to the Adviser, at an annual rate of .75 of 1% of The AAL International Fund's average daily net assets.

PORTFOLIO MANAGER


Jean-Marie Eveillard, President and Director of the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Eveillard has been President and Director since April, 1990.


OTHER INVESTMENT FACTORS AND THE RISKS INVOLVED

Investment in the Fund requires consideration of a number of factors that are usually not important when investing in domestic securities. Some or all of the described risks may affect securities held by the Fund. In addition, the Fund may invest from 0% to 100% of its net assets in emerging growth countries. Investments in emerging growth countries may be subject to more risk than investments in mature countries. These risks, described in Additional Investment Factors and Risks on page --. include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and nonuniform corporate disclosure standards. The greater the percentage of the Fund's net assets that are invested in emerging countries, the greater the investment risks.

EXPENSES

The cost of investing in foreign securities is higher than the cost of investing in U.S. securities. Investing in the Fund is an efficient way for an investor to participate in foreign markets but its expenses, including advisory and custodial fees, are higher than the expenses of a typical domestic fund, although not necessarily higher than for other funds with similar investment policies.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the maximum 4.75% sales charge for Class A Shares which is reduced for purchases of $25,000 or more, and the maximum 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1% for each year the Class B Shares are owned.

---------------------------------------------------------------------------------------------------- ------------- -------------
Shareholder Transaction Expenses                                                                     Class A       Class B
---------------------------------------------------------------------------------------------------- ------------- -------------
Maximum sales charge imposed on purchases (as a percentage of offering price)                        4.75%         none
Maximum sales charge imposed on reinvested dividends                                                 none          none
Maximum deferred sales charge                                                                        none          5.00%
Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)                  none          none
Exchange fee                                                                                         none          none
Total                                                                                                4.75%         5.00%
---------------------------------------------------------------------------------------------------- ------------- -------------

Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on amounts incurred in the prior fiscal year. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.

      --------------------------------------------------------------------- --------------------------------------------------------
      Annual Fund Operating Expenses (as a percentage of average net                          Expense Example
      assets)
      --------------------------------------------------------------------- --------------------------------------------------------
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
                                           Class A         Class B                             Class A    Class B    Class B No
                                                                                                                     Redemption
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
      Management Fee                       1.00%           1.00%            After 1 year       $69        $80        $30
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
      12b-1 Distribution and Service Fees  .25%            1.00%            After 3 Years      $112       $121       $91
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
      Other Expenses                       .90%            .90%             After 5 Years      NA         NA         NA
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------
      Total Fund Operating Expenses        2.15%%          2.90%%           After 10 years     NA         NA         NA
      ------------------------------------ --------------- ---------------- ------------------ ---------- ---------- ---------------

This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL  HIGHLIGHTS

The audited Financial Highlights Table covers The AAL International Fund for the periods shown and is based on a share of beneficial interest outstanding throughout the applicable period. You should read the Table in conjunction with the Fund's financial statements and related notes, all of which have been audited by Price Waterhouse LLP, independent accountants. These, together with a more detailed discussion and analysis of the Fund's performance, are contained in the Funds' April 30, 1996 Annual Report, copies of which are available from the Distributor without charge.

              INCOME FROM INVESTMENT                  LESS DISTRIBUTIONS
              OPERATIONS
              NAV    Net        Net        Total      Dividends   Distribution Total         NAV:    Total   Net Assets
              Start  Investment Realized   from       from        from         Dividend      End of  return  at end of
              of     Income     and        Investment Net         net          and           Period  for     Period
              Period (loss)     unrealized Operations Investment  realized     Distributions         Period
                                gain(loss)            Income      Gain on                            (1)
                                on                    investments investments
                                Investments


    August 1, 10.00  0.046      1.058       1.104     -0.024      0            -0.024        11.08   11.07%  $57,117,185
    1995 to
    April 30,
    1996
    May 1,
    1996 to
    October
    31, 1996
    UNAUDITED



              SUPPLEMENTAL DATA
              AND RATIOS
              Ratio             Ratio of    Portfolio Average
              of Net            net         Turnove   Commission
              operating         investment            Rate
              expenses          income                Paid
              to                (loss) to
              Average           average
              Net               net
              Assets*           assets*
              (1)(2)            (1)(2)
              2.15%             0.94%       1.30%     0.018


    August 1,
    1995 to
    April 30,
    1996
    May 1,
    1996 to
    October
    31, 1996
    UNAUDITED

*If the Fund had paid all of its expenses, the ratios would be as follows: Ratio of Net operating expenses to Average Net Assets (2), 2.32%, Ratio of net investment income (loss) to average net assets (2), .77%, (1) Total return assumes reinvestment of all dividends and distributions but does not reflect any deductions for sales charges. The aggregate (not annualized) total return is shown for periods less than one year. (2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) are calculated on an annualized basis

THE AAL UTILITIES FUND

INVESTMENT OBJECTIVE

The AAL Utilities Fund seeks current income, long-term growth of income and capital growth by investing primarily in a diversified portfolio of public utility securities. We designed this Fund for people who want to invest for the long term and who are able to accept the risks involved in investing in the public utility industry. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES


Under normal circumstances, we invest at least 65% of our total assets in the securities (stocks and bonds) of public utility companies. Examples of public utility companies include those that: manufacture, produce, generate, transmit and sell water, gas, electric, energy and telephone, telegraph, satellite, microwave and other communication facilities for public benefit.


We may invest the remainder of the Fund's total assets in the securities of companies in other industries.

We look for public utility companies that: (1) have a good growth rate and return on capital; (2) are financially sound; (3) have high-quality management; and (4) are in a favorable regulatory and competitive environment.

We buy bonds only if, at the time of purchase, they are rated investment grade by at least two Nationally Recognized Statistical Rating Organizations (NRSRO). Any commercial paper we buy must be rated in the top two categories by an NRSRO, or if unrated, the Adviser must determine they are of investment grade.

FOREIGN SECURITIES

Although we have no present intention to do so, The AAL Utilities Fund may invest up to 15% of its net assets in the securities of utility companies located outside the United States. We also may invest in foreign securities in domestic markets through depository receipts (i.e. American Depository Receipts ("ADRs")) and securities of foreign issuers that are traded on a U.S. national securities exchange or the NASDAQ National Market System without regard to the 15% limitation.

ADVISORY FEES

We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee, shown below, is paid monthly:

0.50 of 1% on the  first  $250  million;  and  0.45 of 1% on  assets  over  $250 million.

PORTFOLIO MANAGER

Lewis Alexander Bohannon, CFA, has managed the day-to-day Fund investments since November 1, 1995. From 1980 through 1994, Mr. Bohannon was at Cigna Corporation, serving as managing director and portfolio manager from 1990 to 1994.

INVESTMENT FACTORS AND THE RISKS INVOLVED

Although we attempt to diversify our investments within the public utilities industry in terms of the types of issuers and securities (stocks and bonds), due to the fact that we concentrate our investments in a single industry, the public utilities industry, you should not consider investment in this Fund a diversified investment program. These investments are subject to the risks associated with the public utilities industry. These risks may include increased operating expenses, high interest costs, environmental regulations, and regulatory changes. Some public utilities are facing increased competition, which may affect utility companies independently from the securities markets as a whole.

Public utility company securities are sensitive to interest changes, particularly with respect to bonds. A decline in interest rates may increase the value of the securities in the Fund's portfolio, while an increase in interest rates may reduce their value.

With regard to stock investments, over time the market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Likewise, general changes in the prices of utilities stocks will affect the net asset value of the Fund. There is a risk you could lose money investing in the Fund, especially if you sell your shares during a time when the Fund is declining in value.

For more information on risks see Additional Investment Factors and Risks on page --.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the maximum 4.75% sales charge for Class A Shares which is reduced for purchases of $25,000 or more, and the maximum 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1% for each year the Class B Shares are owned.

---------------------------------------------------------------------------------------------------- ------------- -------------
Shareholder Transaction Expenses                                                                     Class A       Class B
---------------------------------------------------------------------------------------------------- ------------- -------------
Maximum sales charge imposed on purchases (as a percentage of offering price)                        4.75%         none
Maximum sales charge imposed on reinvested dividends                                                 none          none
Maximum deferred sales charge                                                                        none          5.00%
Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)                  none          none
Exchange fee                                                                                         none          none
Total                                                                                                4.75%         5.00%
---------------------------------------------------------------------------------------------------- ------------- -------------

Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on amounts incurred in the prior fiscal year. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.

 ---------------------------------------------------------------------- --------------------------------------------------------
 Annual Fund Operating Expenses (as a percentage of average net                                Expense Example
 assets)
 ---------------------------------------------------------------------- --------------------------------------------------------
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
                                       Class A         Class B                                 Class A   Class B    Class B No
                                                                                                                    Redemption
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
 Management Fee                        .50%            .50%             After 1 year           $59       $70        $20
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
 12b-1 Distribution and Service Fees   .25%            1.00%            After 3 Years          $84       $92        $62
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
 Other Expenses**                      .45%            .45%             After 5 Years                    $107       $107
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------
 Total Fund Operating Expenses         1.20%           1.95%            After 10 years
 ------------------------------------- --------------- ---------------- ---------------------- --------- ---------- ------------

This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL  HIGHLIGHTS

The audited Financial Highlights Table covers The AAL Utilities Fund for the periods shown and is based on a share of beneficial interest outstanding throughout the applicable period. You should read the Table in conjunction with the Fund's financial statements and related notes, all of which have been audited by Price Waterhouse LLP, independent accountants. These, together with a more detailed discussion and analysis of the Fund's performance, are contained in the Funds' April 30, 1996 Annual Report, copies of which are available from the Distributor without charge.

               INCOME FROM INVESTMENT                  LESS DISTRIBUTIONS
               OPERATIONS
               NAV    Net        Net        Total      Dividends  Distribution Total     NAV:    Total   Net Assets
               Start  Investment Realized   from       from       from         Dividends End of  return  at end of
               of     Income     and        Investment Net        net          and       Period  for     Period
               Period (loss)     unrealized Operations Investment realized     Distributions     Period
                                 gain(loss)            Income     Gain on                        (1)
                                 on                               investments
                                 investments


   March 18,
   1994 to
   April 10,
   1994        10.00   0.002     (0.072)    (0.050)    -          -            -         9.95    -50%    $15,423,661
   April 30,
   1995        9.95    0.338     (0.498)    (0.160)    (0.320)    -            (0.320)   9.47    -151%   $70,861,404
   April 30,
   1996        9.47    0.360     1.420      1.780      (0.350)    -            (0.350    10.90   18.90%  $114,460,386
   May 1, 1996
   to October
   31, 1996
   UNAUDITED

               SUPPLEMENTAL DATA
               AND RATIOS
               Ratio             Ratio of   Portfolio  Average
               of Net            net        Turnover   Commission
               operating         investment            Rate
               expenses          income                Paid
               to                (loss) to
               Average           average
               Net               net
               Assets*           assets*
               (1)(2)            (1)(2)
 March 18,
 1994 to
 April 10,
 1994          1.60%             5.12%      0.00%
 April 30,
 1995          1.19%             4.08%      24.65%
 April 30,
 1996          1.20%             3.58%      21.79%
 May 1, 1996
 to October
 31, 1996
 UNAUDITED

*If the Fund had paid all of its expenses, the ratios would be as follows: Ratio of Net operating expenses to Average Net Assets (), 2.91%, 1.19%, 1.20%, Ratio of net investment income (loss) to average net assets (2), 3.81%, 4.08%, 3.58%,
(1) Total return assumes reinvestment of all dividends and distributions but does not reflect any deductions for sales charges. The aggregate (not annualized) total return is shown for periods less than one year. (2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) are calculated on an annualized basis

THE AAL BOND FUND

INVESTMENT OBJECTIVE

The AAL Bond Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in investment grade debt securities. There is no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES

Under normal circumstances,  we will invest at least 65% of our total assets in:
(1) the debt securities of U.S. issuers, and the debt securities of foreign issuers payable in U.S. dollars, which are rated within the four highest rating categories by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") when we buy them; and (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, primarily those securities supported by the full faith and credit of the U.S. Treasury. We may also invest in:

privately issued or guaranteed mortgage-related securities that are in the four highest categories of at least two NRSROs or, if unrated, equal to these ratings as determined by the Adviser at the time of purchase;

commercial paper in the highest rating category by an NRSRO, or issued or guaranteed by a corporation whose outstanding debt is in the two highest categories by an NRSRO at the time of purchase;

bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion; and

corporate obligations, including variable rate master notes, which are rated in the two highest categories by an NRSRO, or issued by a corporation whose outstanding debt has an equal or better rating at the time of purchase.

Although there are no restrictions on the maturity of the debt securities in which we may invest, we will generally have a weighted average effective maturity of between 5 and 10 years. We use the effective maturity of a debt security in calculating weighted average effective maturity, which takes into account projected prepayments, call dates, put dates and sinking funds, if any, that reduce the stated maturity date on the bond.

We anticipate that during normal market conditions the average portfolio maturity of the Fund will not exceed 20 years. We use the stated final maturity date of a security in calculating average maturity, notwithstanding earlier call dates and possible prepayments.

ADVISORY FEE

We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee, shown below, is paid monthly:

0.55 of 1% on the first $250 million;  0.50 of 1% on the next $250 million;  and
0.45 of 1% on assets over $500 million.

PORTFOLIO MANAGER

Michael R. Hilt, CFA, has managed the day-to-day Fund investments since November 1, 1995. From April 1994 through August 1995, Mr. Hilt served as portfolio manager and quantitative analyst for Conseco Capital Management, Inc. From August 1992 through April 1994, he served as a portfolio manager and quantitative analyst for PPM America, Inc. From June 1988 to August 1992, he served as a portfolio analyst and trader for Sears Investment Management Company, Inc. Mr. Hilt also manages The AAL Money Market Fund.

INVESTMENT FACTORS AND THE RISKS INVOLVED

The primary risk to your investment is the impact of interest rate changes on the value of your investment. Interest rates are influenced by supply and demand as well as economic monetary policies. If interest rates increase, the value of your investment may decline. In periods of declining interest rates, the opposite may be true.

Investing in a bond fund is not the same as buying an individual bond. Both bonds and bond funds offer regular income. However, while individual bonds can offer a fixed amount of regular income until maturity, a mutual fund bond portfolio includes a constantly changing pool of bonds with differing interest rates and maturities. Therefore, both share prices and dividends may fluctuate in bond mutual funds.

For more information on risks see Additional Investment Factors and Risks on page --.




We may invest in mortgage-backed securities that have amortizing payments consisting of both interest and principal and prepayment privileges. Mortgaged-backed securities represent interest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Fund) by various government, government-related and private organizations (i.e. The Government National Mortgage Association ("GNMA") guarantees and issues mortgage-backed securities). Mortgage- backed securities generally provide for a "pass through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance. We must reinvest the periodic payments of principal at prevailing market interest rates, which may be higher or lower than the rate on the original investment. In addition, the prepayment privilege may require us to reinvest at lower yields than we received from the original investment. If we buy these securities at a premium, any prepayments will be at par or stated value, which will give us a lower return.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities tend to accelerate. Accordingly, any prepayments on mortgage-backed securities held by the Fund reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest principal at comparable yields.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the maximum 4.75% sales charge for Class A Shares which is reduced for purchases of $25,000 or more, and the maximum 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1% for each year the Class B Shares are owned.

     ------------------------------------------------------------------------------------------------ ------------- ------------
     Shareholder Transaction Expenses                                                                 Class A       Class B
     ------------------------------------------------------------------------------------------------ ------------- ------------
     Maximum sales charge imposed on purchases (as a percentage of offering price)                    4.75%         none
     Maximum sales charge imposed on reinvested dividends                                             none          none
     Maximum deferred sales charge                                                                    none          5.00%
     Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)              none          none
     Exchange fee                                                                                     none          none
     Total                                                                                            4.75%         5.00%
     ------------------------------------------------------------------------------------------------ ------------- ------------

Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on amounts incurred in the prior fiscal year. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.

     ------------------------------------------------------------------------ ------------------------------------------------------
     Annual Fund Operating Expenses (as a percentage of average net assets)                  Expense Example
     ------------------------------------------------------------------------ ------------------------------------------------------
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
                                                   Class A        Class B                    Class A        Class B     Class B No
                                                                                                                        Redemption
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
     Management Fee                                .55%           .55%        After 1 year   $58            $68         $18
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
     12b-1 Distribution and Service Fees           .25%           1.00%       After 3 Years  $79            $86         $56
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
     Other Expenses                                .21%           .21%        After 5 Years  $102           $97         $97
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------
     Total Fund Operating Expenses                 1.01%          1.76%%      After 10 years $168           -           -
     --------------------------------------------- -------------- ----------- -------------- -------------- ----------- ------------

This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The audited Financial Highlights Table covers The AAL Bond Fund for the periods shown and is based on a share of beneficial interest outstanding throughout the applicable period. You should read the Table in conjunction with the Fund's financial statements and related notes, all of which have been audited by Price Waterhouse LLP, independent accountants. These, together with a more detailed discussion and analysis of the Fund's performance, are contained in the Funds' April 30, 1996 Annual Report, copies of which are available from the Distributor without charge.

                 INCOME FROM INVESTMENT                    LESS DISTRIBUTIONS
                 OPERATIONS
                 NAV     Net        Net         Total      Dividends  Distribution  Total      NAV: End   Total   Net
                 Start   Investment Realized    from       from Net   from net      Dividends  of Period  return  Assets at
                 of      Income     and         Investment Investment realized      and                   for     end of
                 Period  (loss)     unrealized  Operations Income     Gain on       Distributions         Period  Period
                                    gain                              investments                         (1)
                                    (loss)
                                    on
                                    Investments


     July 116,   10      0.602      -0.36       0.242      -0.602 -                 -0.602     9.64       2.56%   $20,9388,63
     1987 to
     April 30,
           1988
     April 30,   9.64    0.826      -0.255      0.571      -0.826     -0.055        -0.881     9.33       6.21%   $54,006,123
           1989
     April 30,   9.33    0.806      -0.08       0.726      -0.806     0             -0.806     9.25       7.84%   $94,937,997
           1990
     April 30,   9.25    0.772      0.51        1.282      -0.772     0             -0.772     9.76       14.34%  $139,228,954
           1991
     April 30,   9.76    0.721      0.273       0.994      -0.721     -0.013        -0.734     10.02      10.47%  $229,309,955
           1992
     April 30,   10.02   0.661      0.627       1.288      -0.661     -0.037        -0.698     10.61      13.22%  $370,219,492
           1993
     April 30,   10.61   0.584      -0.66       -0.076     -0.584     -0.260        -0.844     9.69       -0.99%  $442,962,54
           1994
     April 30,   9.69    0.58       -0.078      0.502      -0.58      -0.002        -0.582     9.61       5.47%   $429,355,16
           1995
     April 30,   9.61    0.584      0.01        0.594      -0.584     0             -0.584     9.62       6.18%   $430,846,686
           1996
     May 1, to
     October
     31, 1996
     Unaudited


                 SUPPLEMENTAL DATA
                 AND RATIOS
                 Ratio of           Ratio       Portfolio
                 Net                of net      Turnover
                 operating          investment
                 expenses           income
                 to                 (loss)
                 Average            to
                 Net                average
                 Assets*            net
                 (2)                assets*

July 116,        0.75%              8.67%       85.88%
1987 to
April 30,
      1988
April 30,        0.83%              8.86%       54.49%
      1989
April 30,        0.98%              8.38%       38.00%
      1990
April 30,        1.00%              8.06%       6.39%
      1991
April 30,        1.03%              7.19%       12.18%
      1992
April 30,        1.03%              6.35%       26.12%
      1993
April 30,        1.02$              5.61%       27.75%
      1994
April 30,        1.03$              6.12%       44.57%
      1995
April 30,        1.01%              5.89%       125.77%
      1996
May 1, to
October
31, 1996
Unaudited

*If the Fund had paid all of its expenses, the ratios would be as follows: Ratio of Net operating expenses to Average Net Assets (2), 1.83%, 1.37%, 1.22%, 1.17%, 1.03%, 1.03%, 1.02$, 1.03$, and 1.01%, Ratio of net investment income (loss) to average net assets (2), 7.59%, 8.32%, 7.89%, 8.13%, 7.19%, 6.35%, 5.61%, 6.12%,
and  5.89%,  (1)  Total  return  assumes   reinvestment  of  all  dividends  and
distributions but does not reflect any deductions for sales charges. The aggregate (not annualized) total return is shown for periods less than one year.
(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) are calculated on an annualized basis

THE AAL MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The AAL Municipal Bond Fund seeks a high level of current income that is exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in a diversified portfolio of municipal securities. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

Under normal circumstances, we will invest at least 80% of our net assets in municipal bonds, the income from which is exempt from federal income tax. At least 75% of our investment in municipal bonds will be in the three highest ratings assigned by at least one NRSRO when we buy them.

State and local governments and municipalities issue municipal bonds to raise money for a variety of public purposes, including general financing for state and local governments or financing for projects or public facilities. The municipality may issue such securities in anticipation of future revenues from a specific municipal project (revenue bonds), or backed by the full taxing power of a municipality (general obligation bonds), or from the revenues of a specific project on the credit of a private organization (industrial development bonds).

The interest paid on these bonds generally is exempt from federal income taxes.

We may invest 25% or more of our total assets in industrial development bonds. We try not to invest more than 25% of our total assets in municipal bonds that we feel are so closely related that an economic, business, or political development affecting one bond could also affect the others. For more information on municipal securities, refer to the SAI.


We can purchase certain bonds that are tax exempt but involve a private purpose. These bonds are sometimes called AMT paper because their interest is subject to the alternative minimum tax. We limit our purchases of this type of bond to 25% of our total assets.


ADVISORY FEE

We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee, shown below, is paid monthly:

    0.55 of 1% on the first $250 million; 0.50 of 1% on the next $250 million; and 0.45 of 1% on assets over $500 million.

PORTFOLIO MANAGER

Duane A. McAllister, CFA, has managed the day-to-day investments of the Fund since April 1994. Prior to joining AAL Capital Management Corporation, on November 1, 1995, he managed the Fund while serving as vice president of Duff & Phelps Investment Management Co. For the five-year period prior to managing the Fund, Mr. McAllister managed portfolios for the Northern Trust Company and First National Bank and Trust in Rockford, Illinois.

INVESTMENT FACTORS AND THE RISKS INVOLVED


A primary risk to your investment is the impact of interest rate changes on the value of your investment. Interest rates are influenced by supply and demand as well as economic and monetary policies. If interest rates increase, the value of your investment may decline. In periods of declining interest rates, the opposite may be true. Similarly, when interest rates are falling, any new money we invest may be in investments that produce lower yields than the balance of our portfolio, thereby reducing our yield. In periods of rising interest rates, the opposite will be likely true. An additional risk to your investment is the creditworthiness of the issuer.


Please remember that investing in a bond fund is not the same as buying an individual bond. Both bonds and bond funds offer regular income. However, while individual bonds can offer a fixed amount of regular income until maturity, a mutual fund bond portfolio includes a constantly changing pool of bonds with differing interest rates and maturity prices. Therefore, both share prices and dividends may fluctuate in bond mutual funds.




You should remember that changes in federal income tax rates may affect both the net asset value and the taxable equivalent interest of the Fund.

For more information on risks see Additional Investment Factors and Risks on page --.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the maximum 4.75% sales charge for Class A Shares which is reduced for purchases of $25,000 or more, and the maximum 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1% for each year the Class B Shares are owned.

      ----------------------------------------------------------------------------------------------- ------------- ------------
      Shareholder Transaction Expenses                                                                Class A       Class B
      ----------------------------------------------------------------------------------------------- ------------- ------------
      Maximum sales charge imposed on purchases (as a percentage of offering price)                   4.75%         none
      Maximum sales charge imposed on reinvested dividends                                            none          none
      Maximum deferred sales charge                                                                   none          5.00%
      Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)             none          none
      Exchange fee                                                                                    none          none
      Total                                                                                           4.75%         5.00%
      ----------------------------------------------------------------------------------------------- ------------- ------------

Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on amounts incurred in the prior fiscal year. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.

     -------------------------------------------------------------------- ----------------------------------------------------------
     Annual Fund Operating Expenses (as a percentage of average net                              Expense Example
     assets)
     -------------------------------------------------------------------- ----------------------------------------------------------
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
                                        Class A          Class B                                 Class A    Class B   Class B No
                                                                                                                      Redemption
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
     Management Fee                     .55%             .55%             After 1 year           $57        $68       $18
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
     12b-1 Distribution and Service     .25%             1.00%            After 3 Years          $77        $84       $54
     Fees
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
     Other Expenses                     .15%             .15%             After 5 Years          $99        $94       $94
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------
     Total Fund Operating Expenses      .95%             1.70%%           After 10 years         $161
     ---------------------------------- ---------------- ---------------- ---------------------- ---------- --------- --------------

This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The audited Financial Highlights Table covers The AAL Municipal Bond Fund for the periods shown and is based on a share of beneficial interest outstanding throughout the applicable period. You should read the Table in conjunction with the Fund's financial statements and related notes, all of which have been audited by Price Waterhouse LLP, independent accountants. These, together with a more detailed discussion and analysis of the Fund's performance, are contained in the Funds' April 30, 1996 Annual Report, copies of which are available from the Distributor without charge.

                INCOME FROM INVESTMENT                      LESS DISTRIBUTIONS
                OPERATIONS
                NAV     Net        Net          Total       Dividends   Distribution  Total      NAV:    Total   Net
                Start   Investment Realized     from        from        from net      Dividends  End of  return  Assets
                of      Income     and          Investment  Net         realized      and        Period  for     at end
                Period  (loss)     unrealized   Operations  Investment  Gain on       Distributions      Period  of Period
                                   gain (loss)              Income      investments                      (1)
                                   on
                                   Investments
     July 116,  10      0.398      -0.28        0.118       (0.3980  -                -0.398     9.72    1.29%   $10,031,478
     1987 to
     April 30,
     1988
     April 30,  9.72    0.599      0.02         0.619       -0.599 -                  -0.599     9.74    6.53%   $41,217,745
     1989
     April 30,  9.74    0.608      -0.035       0.573       -0.608      -0.005        -0.613     9.70    5.93%   $78,844,594
     1990
     April 30,  9.7     0.616      0.434        1.05        -0.616      -0.004        -0.62      10.13   11.12%  $114,953,939
     1991
     April 30,  10.13   0.598      0.234        0.832       -0.598      -0.004        -0.602     10.36   8.39%   $172,494,589
     1992
     April 30,  10.36   0.571      0.631        1.202       -0.571      -0.001        -0.572     10.99   11.84%  $271,319,546
     1993
     April 30,  10.99   0.539      -0.41        0.129       -0.539      -0.02         -0.559     10.56   1.04%   $370,568,847
     1994
     April 30,  10.56   0.523      (0.186       0.709       -0.523      -0.56         -0.579     10.69   7.01%   $377,765,861
     1995
     April 30,  10.69   0.521      0.3          0.821       -0.521      -0.08         -0.601     10.91   7.74%   $412,777,320
     1996
     May 1, to
     October 31,
     1996
     Unaudited



               SUPPLEMENTAL DATA
               AND RATIOS
               Ratio of Net  Ratio of net   Portfolio
               operating     investment     Turnover
               expenses to   income (loss)
               Average Net   to average
               Assets *(2)   net assets*
                             (2)

July 116,      1.50%         5.724          20.83%
1987 to
April 30,
1988
April 30,      0.94%         6.30%          29.24%
1989
April 30,      0.90%         6.13%          30.835
1990
April 30,      0.90%         6.21%          13.63%
1991
April 30,      0.955         5.81%          0.74%
1992
April 30,      1.00%         5.32%          3.41%
1993
April 30,      0.99%         4.87%          10.15%
1994
April 30,      0.98%         5.01%          172.49%
1995
April 30,      0.95%         4.695          130.52%
1996
May 1, to
October 31,
1996
Unaudited


*If the Fund had paid all of its expenses, the ratios would be as follows: Ratio of Net operating expenses to Average Net Assets (2), 2.285, 1.46%, 1.14%, 1.10%, 1.04%, 1.00%, 0.99%, 0.98%, and 0.95%, Ratio of net investment income (loss) to average net assets (2), 4.95%, 5.79%, 5.89%, 6.01%, 5.72%, 5.32%, 4.87%, 5.01%,
and  4.695,  (1)  Total  return  assumes   reinvestment  of  all  dividends  and
distributions but does not reflect any deductions for sales charges. The aggregate (not annualized) total return is shown for periods less than one year.
(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) are calculated on an annualized basis.

THE AAL HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

The AAL High Yield Bond Fund seeks high current income and secondarily capital growth by investing primarily in high risk, high yield bonds commonly referred to as "Junk Bonds." We actively seek to achieve the secondary objective of capital growth to the extent it is consistent with our primary objective of high current income.

INVESTMENT POLICIES

Under normal circumstances, we invest at least 65% of the Fund's assets in a diversified portfolio of high yield bonds. By high yield bonds, we mean debt securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"), such as Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P"), or, if unrated, of comparable quality as we determine. Please refer to the Appendix for information on NRSROs and their credit ratings. We define high yield bonds to include: fixed, variable, floating rate, and deferred interest debt obligations; zero coupon bonds; pay-in-kind bonds; asset and mortgage-backed debt obligations; structured debt obligations; and convertible bonds. We may invest the remaining 35% of our total assets in any combination of:

(1) additional high yield bonds; (2) investment grade bonds; (3) common and preferred stocks (including structured preferred stock); and (4) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations").

We also invest up to 20% of our net assets in bonds of foreign issuers.

In evaluating the quality of a particular high yield bond for investment in the Fund, we do not rely exclusively on ratings assigned by the NRSROs. In appropriate circumstances, we may perform our own credit analysis as well. We consider the issuer's: (1) financial resources; (2) operating history; (3) sensitivity to economic conditions and trends; (4) management's abilities; (5) debt maturity schedules; (6) borrowing requirements; and (7) relative values based on anticipated cash flow, interest and asset coverages, and earnings prospects. We attempt to identify those issuers of high yield bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. However, we do not use a minimum level of quality rating and may purchase and hold securities in default.

ADVISORY FEES

We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee is at the rate of 0.60 of 1% and is paid monthly:

PORTFOLIO MANAGER

Dave Carroll, CFA, manages the day-to-day Fund investments. Prior to managing the Fund he served as an analyst and trader for Cargill Financial Services from August through September, 1996. From 1986 to August of 1996 he was a second vice president and portfolio manager for Fortis Advisers, Inc.

INVESTMENT FACTORS AND RISKS INVOLVED

Interest rate changes significantly impact upon the value of your bond fund investment. Interest rates are influenced by supply and demand as well as economic monetary policies. In general, bond prices rise when interest rates fall, and vice versa. Longer-term bonds generally have more sensitivity to interest rate changes than short term bonds to compensate for the risks associated with holding the securities for a longer length of time. However, investing in a bond fund is not the same as buying an individual bond. Both bonds and bond funds offer regular income. While individual bonds can offer a fixed amount of regular income until maturity, a mutual fund bond portfolio includes a constantly changing pool of bonds with differing interest rates and maturities. Therefore, both share prices and dividends may fluctuate in bond mutual funds.

Although interest rate changes have a significant impact on the value of bonds and bond fund investments, the primary risk of investing in the high yield sector is the financial risk. Bonds rated below investment grade have greater risks of default than investment grade bonds and, may in fact, be in default. Issuers of high yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values have less sensitivity to interest rate changes on a short-term basis, but more sensitivity to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower-rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high yield bonds will likely rise.

Frequently, high yield bonds have a less liquid resale market than the market for investment grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell to meet redemption requests and/or selling or disposing of portfolio securities on favorable terms. The securities in the portfolio may experience large variations in price. In the event of an illiquid market or in the absence of readily available market quotations for certain high yield bonds in the Fund's portfolio, our judgment will play a greater role in the valuation of such securities. Such adverse market or economic conditions could make it difficult at times for us to sell or dispose of certain high yield bonds, and we may have to sell these bonds at a significant loss to meet shareholders redemptions.

The high yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions, whether or not based on fundamental analysis, decreasing market values and liquidity, especially on the lesser traded issues. In addition, there have been attempts in the past , by Congress, to restrict the advantages of high yield bonds and similar attempts could occur in the future.

Certain high yield bonds may carry particular risks. Zero coupon, deferred interest and pay-in-kind ("PIK") bonds, which are issued at deep discounts, may experience greater volatility in market value . Asset and mortgage-backed securities, including collateralized mortgage obligations, in addition to greater volatility, may carry prepayment risks. For more information on the risks associated with these investments, please refer to the Statement of Additional Information.

For more information on risks see Additional Investment Factors and Risks on page --.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the maximum 4.75% sales charge for Class A Shares which is reduced for purchases of $25,000 or more, and the maximum 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1% for each year the Class B Shares are owned.

     ------------------------------------------------------------------------------------------------ ------------- ------------
     Shareholder Transaction Expenses                                                                 Class A       Class B
     ------------------------------------------------------------------------------------------------ ------------- ------------
     Maximum sales charge imposed on purchases (as a percentage of offering price)                    4.75%         none
     Maximum sales charge imposed on reinvested dividends                                             none          none
     Maximum deferred sales charge                                                                    none          5.00%
     Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)              none          none
     Exchange fee                                                                                     none          none
     Total                                                                                            4.75%         5.00%
     ------------------------------------------------------------------------------------------------ ------------- ------------


Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on amounts management expects to incur the current fiscal year including any reimbursements. Without reimbursements, "other expenses" and "total fund operating expenses" for the year ending April 30, 1997 are estimated at _____% and _____%, respectively. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.


    --------------------------------------------------------------------------- ----------------------------------------------------
    Annual Fund Operating Expenses (as a percentage of average net assets)                                Expense Example
    --------------------------------------------------------------------------- ----------------------------------------------------
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
                                                 Class A         Class B                       Class A    Class B      Class B No
                                                                                                                       Redemption
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
    Management Fee                               .60%            .60%           After 1 year
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
    Rule 12b-1 Distribution and Service Fees     .25%            1.00%          After 3 Years
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
    Other Expenses                               1.00            1.00           After 5 Years  NA         NA           NA
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------
    Total Fund Operating Expenses                1.85%%          2.60%%         After 10 years NA         NA           NA
    -------------------------------------------- --------------- -------------- ------------- ---------- ------------ --------------

This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

THE AAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The AAL Money Market Fund seeks a high level of current income, consistent with liquidity and the preservation of capital, by investing in a diversified portfolio of high-quality, short-term money market instruments. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

To achieve our investment objective, we will invest in short-term money market instruments. We will invest in:

Obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

Certificates of deposit, bankers acceptances, and similar obligations of U.S. banks, savings associations, foreign branches of U.S. banks, and domestic branches of foreign banks, which have total assets of more than $1 billion when we buy them, and who are members of the Federal Deposit Insurance Corporation ("FDIC");

Commercial paper which, when we buy it, is defined as "First Tier" or "Second Tier" by the Investment Company Act of 1940, as long as no more than 5% of our total assets are invested in Second Tier commercial paper; and

Corporate obligations, including variable rate master notes which, when we buy them, are in one of the two highest categories of a NRSRO, or, if unrated, issued by a corporation with outstanding debt which has an equivalent or better rating at the time of purchase.

All of our investments will be consistent with Rule 2a-7 under the Investment Company Act of 1940. As such, all of our investments will mature in 397 days or less and the Fund will maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund's investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates. We intend to maintain, to the extent practical, a constant net asset value per share of $1.00.

In some instances, we may purchase variable rate securities (the yields will vary in relation to changes in specific money market rates, such as the prime rate) with actual maturities of 397 or more, but only under conditions established by the Securities and Exchange Commission rules that permit such securities to be considered to have maturities of less than 397 days. We intend to invest in these longer-term variable rate securities only when, in our view, we may be able to take advantage of the higher yield that is usually paid on these securities over short-term securities, and it appears to us that the variable rates on these securities may reduce the fluctuations in market value typical of longer-term securities. We also may purchase variable rate securities with a put option, which may further reduce the risk of fluctuations in market value.

We also may purchase participation interest in any securities in which the Fund may invest. Participation interests are interests in securities held by others.

Investments in this Fund are neither insured nor guaranteed by the U.S. government.

ADVISORY FEE

We pay the Adviser a fee based on the average daily net assets of the Fund. This annual fee, shown below, is paid monthly:

0.50 of 1% on the  first  $500  million;  and  0.45 of 1% on  assets  over  $500 million.

PORTFOLIO MANAGER

Michael R. Hilt, CFA, has managed the day-to-day Fund investments since November 1, 1995. From April 1994 through August 1995, Mr. Hilt served as portfolio manager and quantitative analyst for Conseco Capital Management, Inc. From August 1992 through April 1994, he served as a portfolio manager and quantitative analyst for PPM America, Inc. From June 1988 to August 1992, he served as a portfolio analyst and trader for Sears Investment Management Company, Inc. Mr. Hilt also manages The AAL Bond Fund.

INVESTMENT FACTORS AND THE RISKS INVOLVED

The primary risk to your investment in The AAL Money Market Fund is the effect of falling interest rates on the Fund's yield. Although money market instruments may have less price sensitivity to interest rate changes because of their short durations, in periods of falling interest rates we may have to invest new money in securities that produce lower yields than in the balance of the portfolio. This will reduce the yield on the Fund. In periods of rising interest rates, the opposite may be true.

For more information on risks see Additional Investment Factors and Risks on page --.

SUMMARY OF EXPENSES AND EXPENSE EXAMPLE

The purpose of this information is to assist you in understanding the various costs and expenses that you may directly and indirectly incur with your investment in the Fund. The tables show recurring and non-recurring Fund expenses. Shareholder Transaction Expenses are based upon the 5.00% contingent deferred sales charge for Class B Shares which is reduced by 1% for each year the Class B Shares are owned. (Note that B Shares may only be acquired through an exchange of other Class B Shares.)


       ----------------------------------------------------------------------------------------------- ------------ ------------
       Shareholder Transaction Expenses                                                                Class A      Class B
       ----------------------------------------------------------------------------------------------- ------------ ------------
       Maximum sales charge imposed on purchases (as a percentage of offering price)                   none         none
       Maximum sales charge imposed on reinvested dividends                                            none         none
       Maximum deferred sales charge                                                                   none         5.00%
       Redemption fee (A fee, currently $10.00, will be charged for each wire redemption.)             none         none
       Exchange fee                                                                                    none         none
       Total                                                                                           4.75%        5.00%
       ----------------------------------------------------------------------------------------------- ------------ ------------

Operating  expenses  are  expressed  as a  percentage  of  average  net  assets.
Percentages shown for management fees and 12b-1 distribution fees are the maximum fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan. Percentages shown for "Other expenses" are based on amounts incurred in the prior fiscal year. The Expense Example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class for the years shown.

     --------------------------------------------------------------------- ---------------------------------------------------------
     Annual Fund Operating Expenses (as a percentage of average net                               Expense Example
     assets)
     --------------------------------------------------------------------- ---------------------------------------------------------
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
                                          Class A          Class B                                Class A   Class B      Class B No
                                                                                                                         Redemption
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
     Management Fee                       .50%             .50%            After 1 year           $9        $15          $65
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
     12b-1 Distribution and Service Fees  .13%             .88%            After 3 Years          $27       $47          $77
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
     Other Expenses*                      .20%             .20%            After 5 Years          $46       $81          $81
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------
     Total Fund Operating Expenses        .83%             1.58%           After 10 years         $103      -            -
     ------------------------------------ ---------------- --------------- ---------------------- --------- ------------ -----------

The table reflects voluntary expense reimbursements by the Adviser for the fiscal year ended April 30, 1996. Without these reimbursements "Other Expenses" and "Total Fund Operating Expenses would have been .65% and 1.28% for Class A Shares and .65% and 1.90% for Class B Shares. This expense example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The audited Financial Highlights Table ("table") covers The AAL Money Market Fund for the periods shown and is based on a share of beneficial interest outstanding throughout the applicable period. You should read the Table in conjunction with the Fund's financial statements and related notes, all of which have been audited by Price Waterhouse LLP, independent accountants. These, together with a more detailed discussion and analysis of the Fund's performance, are contained in the Funds' April 30, 1996 Annual Report, copies of which are available from the Distributor without charge.

                 INCOME FROM INVESTMENT                      LESS DISTRIBUTIONS
                 OPERATIONS
                 NAV     Net        Net          Total       Dividends  Distribution Total      NAV:     Total     Net
                 Start   Investment Realized     from        from       from         Dividends  End of   Return    Assets
                 of      Income     and          Investment  Net        net          and        Period   for       at end
                 Period  (loss)     unrealized   Operations  Investment realized     Distributions       Period    of Period
                                    gain                     Income     Gain                             (1)
                                    (loss)                              on
                                    on                                  investments
                                    Investments

     March 10    $1.00   0.009      0            0.009       -0.009     0            -0.009     $1.00     0.91%    $7,990,507
     to April
       30, 1988
     April 30,   $1.00   0.078      0            0.078       -0.078     0            -0.078     $1.00     8.10%    $143,217,501
           1989
     April 30,   $1.00   0.079      0            0.079       -0.079     0            -0.079     $1.00     8.24%    $223,447,573
           1990
     April 30,   $1.00   0.068      0            0.068       -0.068     0            -0.068     $1.00     7.07%    $228,465,749
           1991
     April 30,   $1.00   0.045      0            0.045       (0.045     0            -0.045     $1.00     4.54%    $147,584,931
           1992
     April 30,   $1.00   0.025      0            0.025       -0.025     0            -0.025     $1.00     2.53%    $83,274,493
           1993
     April 30,   $1.00   0.019      0            0.019       -0.019     0            -0.019     $1.00     1.95%    $65,008,303
           1994
     April 30,   $1.00   0.038      0            0.038       -0.038     0            -0.038     $1.00     3.92%    $70,210,675
           1995
     April 30,   $1.00   0.048      0            0.048       (0.048)    0            (0.048)    $1.00     4.94%    $116,014,091
           1996
     May 1, to
     October
     31, 1996
     Unaudited



                     SUPPLEMENTAL DATA
                     AND RATIOS
                     Ratio      Ratio of   Portfolio
                     of Net     net        Turnover
                     operating  investment
                     expenses   income
                     to         (loss) to
                     Average    average
                     Net        net
                     Assets     assets
                     8(2)       8(2)

 March 10            0.07%      7.06%      NA
 to April
   30, 1988
 April 30,           0.76%      8.29%      NA
       1989
 April 30,           1.04%      7.84%      NA
       1990
 April 30,           1.07%      6.85%      NA
       1991
 April 30,           1.11%      4.56%      NA
       1992
 April 30,           1.13%      2.53%      NA
       1993
 April 30,           1.26%      2.00%      NA
       1994
 April 30,           1.17%      3.955      NA
       1995
 April 30,           0.83%      4.89%      NA
       1996
 May 1, to
 October
 31, 1996
 Unaudited

If the Fund had paid all of its expenses, the ratios would be as follows: Ratio of Net operating expenses to Average Net Assets (2): 1.76%,,1.18%,1.04%, 1.07%, 1.11%, 1.27%, 1.51%, 1.42%, and 1.28% Ratio of net investment income (loss) to average net assets (2): 5.37%, 7.87%, 7.84%, 6.85%, 4.56%, %2.38%, 1.75%, 3.70%,
and 4.46% (1) Total return assumes reinvestment of all dividends and distributions but does not reflect any deductions for sales charges. The aggregate (not annualized) total return is shown for periods less than one year.
(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) are calculated on an annualized basis

ADDITIONAL INVESTMENT FACTORS AND RISKS REGARDING THE FUNDS

TEMPORARY DEFENSIVE PURPOSES

We have a temporary defensive position policy that allows us to invest up to 100% of our total assets in cash and short-term money market obligations, including tax-exempt money market funds, and investment grade fixed-income securities when significant adverse market, economic, political, or other circumstances require immediate action to avoid losses. We primarily will purchase the following types of securities for temporary defensive purposes:

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

Commercial paper rated at the time of purchase in the highest rating category by NRSROs; and

Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

The AAL International Fund may invest up to 100% of its assets in U.S. securities for temporary defensive purposes.

INTEREST RATE RISK

With respect to The AAL Bond, Municipal Bond, High Yield Bond and Money Market Funds and, to some extent, The AAL Utilities Fund, you can be expected that a decline in prevailing levels of interest rates generally will increase the value of securities held in the portfolio, and an increase in interest rates generally will reduce the value of those securities. As a result, interest rate fluctuations will affect these Funds' net asset values, but not the income received by the Funds from their existing portfolio securities. However, changes in prevailing interest rates will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the Funds will vary over time, we can not assure a specific yield on shares of the Funds.

INVESTMENT GRADE AND MEDIUM GRADE BOND INVESTMENTS

The AAL International, Utilities, Bond Municipal Bond and High Yield Bond Funds may invest in investment grade bonds. A debt or other fixed-income security is considered investment grade if it is rated investment grade by a NRSRO, such as BBB or better by Duff and Phelps Credit Rating Co. ("D&P") and Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's"). Securities rated in the fourth highest category, such as BBB by D&P or S&P or Baa by Moody's, are considered medium grade bonds and are more sensitive to economic changes than are securities rated in a higher category. These medium-grade bonds have speculative characteristics. If a bond in a Fund has lost its rating or has had its rating reduced, the Fund is not required to sell the security, but the Adviser will consider such fact in determining whether that Fund should continue to hold the bond.

PORTFOLIO TURNOVER

We expect the AAL Mid Cap Stock, Small Cap Stock, Bond, High Yield Bond and the Municipal Bond Funds to have portfolio turnover between 50% and 200%. We expect the portfolio turnover for the other Funds to be less than 100%. No portfolio turnover rate is calculated for The AAL Money Market Fund due to the short maturities of its investments. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, the Fund may pay more commissions and may realize more taxable gains than in portfolios with less turnover, which may result in an increase in Fund expenses and lower returns for shareholders. For more information on transaction expenses and taxes, please refer to sections entitled "Portfolio Transactions," "Dividends, Distributions, and Taxes," and "Yield and Performance Information."

REPURCHASE AGREEMENTS AND BORROWING


In order to earn income on available cash or for temporary defensive purposes we may invest in repurchase agreements, We then require the Funds' Custodians to hold an amount of cash or government securities at least equal to the market value of the securities held pursuant to the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, there may be delays and expenses in liquidating the securities, declines in their value and a loss of interest.


Each Fund may borrow money, but only from banks and only for temporary or emergency purposes. A Fund may not borrow more than 10% of its net assets and it must repay any borrowing before it can buy additional securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


In order to help ensure the availability of suitable securities, the AAL Utilities, International, Bond, Municipal Bond, High Yield Bond and Money Market Funds may buy when-issued or delayed delivery securities, which are securities purchased for future delivery at a stated price and yield. Generally, we will not pay for these securities or start earning interest on them until we receive them. We will not speculate in such securities, and we will expect to actually acquire the securities when we buy them. However, we will sell such securities before their settlement dates if we think it advisable.


LENDING PORTFOLIO SECURITIES

In order to generate additional income, we may from time to time lend securities from our portfolios to brokers, dealers and financial institutions such as banks and trust companies. A full explanation of lending portfolio securities, and the restrictions thereon, is set forth in the SAI. We have no present intention of lending portfolio securities.

ILLIQUID AND RESTRICTED SECURITIES

We may hold up to 15% of a Fund's net assets in illiquid securities (securities we believe cannot be disposed of within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities), including securities acquired in private placements that have restrictions on their resale ("restricted securities"). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell these securities. We may hold up to 10% of the AAL Money Market Fund's net assets in illiquid and restricted securities. For more information on illiquid and restricted securities regarding The AAL Money Market Fund, please refer to the Statement of Additional Information, "Privately Issued Securities: The AAL Money Market Fund."

The Funds, subject to the limitations for illiquid investments stated above, may purchase restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Act"). The rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered under the Act. Rule 144A securities may or may not be liquid depending upon the guidelines established by the Board of Trustees. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both a readily ascertainable market value for these securities and the ability to liquidate an investment to satisfy redemption orders. An insufficient number of qualified institutional buyers interested in purchasing these securities held by a Fund could adversely affect the marketability of these securities and a Fund may not be able to sell them promptly or at favorable prices.

FUTURES CONTRACTS AND OPTIONS

Except for The AAL Money Market Fund, we may engage in options, futures, and options on futures, but only for bona fide hedging or other permissible risk management purposes. Generally, we will not make these investments if the initial margin deposits and premiums paid for unexpired options exceed 5% of a Fund's total assets. In addition, we will not:

Commit more than 25% of a Fund's net assets to such instruments;

Commit more than 25% of a Fund's net assets to covered options; or

Commit more than 5% of a Fund's net assets to the premiums for put or call options.

Our options transactions and short sale transactions only will consist of techniques to hedge an unrealized gain on portfolio securities, such as:

(1) selling short against the box, which involves selling securities that a Fund owns for delivery at a later date;

(2) the purchase of covered put options on portfolio securities, which allows a Fund to sell securities to the writer (seller) of the option at a set price on or before the expiration date of the option; or

(3) the sale of covered call options, which allows the holder of the options written by a Fund to purchase securities at a set price before the expiration date;

(4) and entering into closing transactions with respect to such options.

If we sell a security short against the box, we may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. When we purchase covered put options we will pay premiums for the options. We also will receive premiums when we write covered call options. The premiums we receive from writing covered call options may be completely or partially offset by any declines in the prices of the underlying securities.

We also may purchase stock index options and write covered stock index options and enter into closing transactions on these options.

We only will deal in exchange traded or over-the-counter options on securities and stock indexes.

Our futures transactions may include instruments such as interest rate and index futures contracts and options thereon. We may use futures transactions for several reasons, including hedging unrealized portfolio gains, minimizing adverse principal fluctuations in a Fund's debt and fixed-income securities, or as a means of adjusting exposure to various markets.

Our ability to use futures and options transactions successfully depends upon our skill in predicting the level and direction of the securities, options and futures markets, interest rates and other factors. An incorrect prediction may make the implementation of the hedging strategy in furtherance of the Fund's investment objectives difficult. For example, significant differences may exist between the securities and the options and futures markets that could result in an imperfect correlation between them. Also, an incorrect prediction on the changes in the level and direction of interest rates could cause the Fund to have a lower return than it would have had if the Adviser had not attempted the hedging transaction. In the absence of the ability to hedge, however, the Adviser might take portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

FOREIGN CURRENCY TRANSACTIONS

Foreign securities are subject to currency risk, that is, the risk that the U.S. dollar value of these securities (and any income generated thereon) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, we may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date), or it may engage in transactions in options on foreign currencies, currency futures contracts, or options on currency futures contracts. Although foreign currency transactions will be used to protect against adverse currency movements, they involve the risk that anticipated currency movements cannot be accurately predicted and a Fund's total return could be adversely affected as a result. Further information on foreign securities and currency transactions are set forth in the Statement of Additional Information.

RISKS OF INVESTING IN FOREIGN SECURITIES

CURRENCY RISK - A Fund's securities may be denominated or traded in foreign currencies. Changes in the value of a foreign currency relative to the dollar may change the dollar value of a Fund's holding(s). This means that the Net Asset Value of a share of a Fund may go up or down as the value of a dollar rises or falls compared to a foreign currency. Fund performance is measured in
U. S. dollars.

LIQUIDITY RISK - Trading volume on foreign exchanges may be less than that on the New York or other domestic stock exchange. The lack of liquidity can affect a Fund's ability to purchase or sell blocks of securities and obtain the best price. Spreads between bid and asked prices may be greater and trading interruptions or suspensions may be more common in foreign markets than on domestic exchanges. Brokerage and other transaction costs may be higher in foreign markets. Settlement practices may vary from country to country and settlement periods for foreign securities may be longer than for domestic securities. These differing practices may cause the loss of opportunities for favorable purchases and the loss of interest income. Foreign securities may also be traded on days that a Fund does not value its portfolio. This means that a Fund's Net Asset Value can change on days in which a shareholder cannot access his or her account. A Fund may incur costs associated with currency hedging and the conversion of a foreign currency into U.S. dollars may be adversely affected by restrictions on such conversion.


POLITICAL, ECONOMIC AND MARKET RISKS - The degree of political and economic stability varies from country to country. Expropriation and/or nationalization may cause a Fund to lose some or all of any particular investment. Individual foreign economies may vary favorably or unfavorably from the U.S. economy in such areas as growth of gross national product, rate of inflation, savings, balance of payments and capital investment. These may affect the value of a Fund's investment in any foreign country.


GOVERNMENTAL REGULATION - Foreign securities markets are not subject to the same degree and type of laws and regulations that cover the U.S. markets. These foreign markets may be more volatile and less liquid than the major U.S. markets. Foreign governments may also impose restrictions on investments in their capital markets as well as impose taxes or other restrictions on repatriation of investment income.

NONUNIFORM CORPORATE DISCLOSURE STANDARDS - Information on publicly-traded companies, banks and governments may be incomplete or unavailable in foreign countries. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of common valuation measures, such as price/earnings ratios, as applied to securities of different countries.

INVESTMENT RESTRICTIONS

In addition to specific investment restrictions described in the SAI, only a vote of the majority of the outstanding shares can change:

The investment objective of a Fund;

The policies on borrowing and lending securities;


The restriction on concentrating investments in a single industry, which limits a Fund, except for The AAL Utilities Fund, from investing more than 25% of its net assets in any single industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or the ability of the AAL Utilities Fund to invest in utilities; and


The restriction requiring issuer diversification by limiting a Fund from investing more than 5% of its net assets in a single issuer, except that up to 25% of its net assets may be invested without regard to this limitation. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


With the exception of the investment policy requiring The AAL Municipal Bond Fund to invest at least 80% of its net assets in municipal securities, which is a fundamental policy, the Board of Trustees may change any of the Funds' other investment policies without shareholder approval. For example, the Board of Trustees may change the policies regarding specific investments, discussed above (other than the policies on borrowing and securities lending). A description of all of the investment restrictions applicable to the Funds is included in the SAI.

BOARD OF TRUSTEES

Our Board of Trustees* decides matters of general policy and reviews the activities of the Adviser and the officers who conduct and supervise the daily business operations of the Funds.

The Trustees, their business addresses and principal occupations during the past five years are:



POSITION WITH THE FUNDS AND PRINCIPAL
NAME AND ADDRESS OCCUPATION
------------------------------------
John H. Pender**           Trustee,  and from 1987 through May 1996,
222 West College Ave.      President of the Funds; Prior to 1996, Senior
Appleton,  WI 54919        Vice President and  Chief  Investment  Officer,
DOB  5/25/30               Aid  Association  for  Lutherans
                           (fraternal benefit society) and prior to 1992, Treasurer

F. Gregory Campbell        Trustee; President of Carthage College,
2001 Alford Park Drive     Kenosha, WI; Director, Kenosha Hospital
Kenosha, WI 53140          and Medical Center; Chairman, WI Assoc. of
DOB 12/16/39               Independent Colleges and Universities;
                           Board Member, Kenosha Area
                           Development; and Board Member, Prairie
                           High School

Richard L. Gady            Trustee;  and Vice  President,  Public  Affairs
One Central Park Plaza     and Chief Economist, ConAgra, Inc.
Omaha, NE 68102
DOB 2/28/43

D.W. Russler               Trustee; Former Senior Vice President,
P.O. Box 84                Finance and Administration, NCR
Minocqua, WI 54548         Corporation 1984 - 1988; Director, Capital
DOB 10/28/28               Markets Assurance Corporation (reinsurance);
                           and Member, Advisory Board -- Saratoga
                           Partners II and III (corporate buy-
                           out limited partnerships)

Lawrence M. Woods          Trustee; Former Executive Vice President
P.O. Box 1860              and Director, Mobil Oil Corp. (international
Worland, WY 82401          oil company)
DOB 4/14/32

Richard L.  Gunderson**    Trustee;  Chairman of the Board of Directors
4321 North Ballard  Road   and  Chief  Executive  Officer  and from 1985
Appleton,  WI 54919        through 1995,  President,  Aid Association for
DOB 6/14/33                Lutherans  (fraternal benefit society);
                           Trustee, Lawrence University; and Director,
                           Banta Corp.

Ronald Anderson**          Trustee,  Sr. Vice President , CIO, Aid Association
4321 North Ballard Road    for Lutherans,  Vice President Finance General Re
Appleton, WI  54919        Corporation 1985 to 1991,  Chairman,  General Re
1995-1996 DOB              Financial products,  1991-1996, Vice President
                           Corporate  Development,  General Re  Corporation,
                           10/2/48

*All of the Trustees but Mr.  Anderson are Directors of the AAL Variable
Product Series Fund, Inc. ** Denotes an "interested person" of the Funds as defined in the Investment Company Act of 1940.

MANAGEMENT OF THE TRUST

THE ADVISER

Under an Investment Advisory Agreement with the Trust, and subject to the supervision of the Funds' Board of Trustees, the Adviser manages the investment and reinvestment of the Funds' assets, provides the Funds with personnel, facilities, and administrative services, and supervises the Funds' daily business affairs. The Adviser formulates and implements a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions.

The Adviser provides office space as well as executive and other personnel to the Funds. In addition to investment advisory fees, each Fund incurs the following expenses: legal, auditing, and accounting expenses; trustees' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Custodian and Transfer Agent; certain expenses with respect to membership fees of industry associations; and any extraordinary expenses, such as litigation expenses.

PORTFOLIO TRANSACTIONS

The Adviser directs the placement of orders for the purchase and sale of the Funds' portfolio securities. In directing orders, the Adviser will consider a number of factors to attain what it believes is the best combination of price and execution for the Funds, including: when it believes that more than one broker or dealer is capable of providing the best combination of price and execution in a transaction, the Adviser normally will select a broker or dealer who furnishes research services.

The Adviser may have other clients for which it is making investment and order placement decisions similar to the funds. When making simultaneous purchases or sales for the Funds and another client, if any, the Adviser's decisions could have a detrimental effect on the price or volume of the securities purchased or sold for the Funds. In other cases, simultaneous purchases or sales for the Funds and another client could provide the Funds with the ability to participate in volume transactions that could benefit the Funds.

BUYING SHARES IN THE FUNDS

The AAL Mutual Funds offer two classes of shares, Class A and Class B, which can be purchased by mail or by wire transfer. The primary difference between the two classes of shares offered is the sales charge structure and ongoing expenses, which are summarized below.

Class A Shares. Class A shares of each Fund, except the AAL Money Market Fund, are sold at net asset value plus a maximum sales charge of 4.75% of the public offering price incurred at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed. The initial sales charge may be reduced or waived for certain purchases as disclosed in the following table:



                               Sales Charge as a % of    Sales Charge as a % of  50% Sales           50% Sales
Amount of Purchase             Public Offering Price     Net Amount Invested     Charge as           Charge as
                                                                                 % of P.O.P          % of NAV
----------------------------------------------------------------------------------------------------------------
Less than $25,000..............4.75%                     4.99%                   2.38%               2.43%
$25,000 or more,
  but less than $100,000.......4.50%                     4.71%                   2.25%               2.30%
$100,000 or more,
  but less than $250,000.......3.50%                     3.63%                   1.75%               1.78%
$250,000 or more,*
  but less than $500,000.......2.00%                     2.04%*                  1.00%               1.01%
$500,000 or more,
  but less than $1,000,000.....0.50%                     0.50%                   0.25%               0.25%
$1,000,000 or more**...........0.00%                     0.00%**                 0.00%               0.00%
-------------------------------------------------------------------------------------------------------------------


* Purchases at this level must be for Class A shares.
** Registered Representatives may receive compensation not exceeding .25 of 1% of amounts invested at this purchase level.

Reducing your Sales Charge. You may be eligible for a reduced sales charge on the purchase of Class A shares. To qualify for any of these reductions, you must tell us at the time of your purchase, or you may not receive the reduction. Trustees, directors and employees of the Funds and the Adviser and Sub-Adviser, as well as persons licensed to receive commissions for sales of The AAL Mutual Funds, may not pay a sales charge on their purchases or on purchases made by family members residing with them. We reserve the right to stop these reductions at any time. We will notify you in advance of any changes. 50% Reduction - Non-profit organizations, charitable trusts, charitable remainder unitrusts, endowments AAL Branches and congregations pay only 50% of the normal sales charge on Class A shares so long as there is a formal Lutheran affiliation. This does not apply to 403(b)(7) Retirement Plan Accounts. Rights of Accumulation All shares, Class A and Class B, purchased by you and your family who live with you can be combined when computing your sales charge for Class A shares. This includes individual, joint tenant, gift/transfer to minor, trust, and IRA registrations. Employer-sponsored retirement plan accounts are combined with other participants in the those plans. Rights of Accumulation includes the value of all Class A shares at the public offering price, all Class B shares, and reinvested dividends and capital gains.

Letter of Intent - If you expect to invest $25,000 or more during the next 13 months, you can reduce your sales charge now on Class A shares by signing a Letter of Intent. The Letter of Intent can be fulfilled by either purchases of Class A (except the Money Market Fund) or Class B shares, although Class A shares will only receive the reduced sales charge. By backdating a Letter of Intent you can include prior purchases made in the last 90 days, however sales charges on those shares will not be recalculated. The Transfer Agent will escrow shares totaling 5% of the investment goal and will sell shares to cover any additional sales charges due, if for some reason you do not fulfill the Letter of Intent within the 13-month period. Only one Letter of Intent should be signed for all accounts combined under Rights of Accumulation. A Letter of Intent is not feasible for 403(b)(7) Retirement Plan Accounts, SEP-IRAs, Simple accounts or SARSEP-IRAs since they are combined for Rights of Accumulation with the other participants in their respective plans.

You are not obligated to buy any additional shares. If for any reason you change your mind, the sales charges will be recalculated and charged at the rate applicable without the Letter of Intent. The Transfer Agent will escrow shares totaling 5% of the investment goal and will sell shares to cover any additional sales charges due.

You can backdate a Letter of Intent to include shares purchased within the last 90 days. However, the sales charges on these shares will not be recalculated.

During the 13-month period, purchases in accounts that have been linked for the Rights of Accumulation, and are still owned, will count toward the Letter of Intent.

To complete your Letter of Intent you must have the full amount invested, valued at your purchase cost before the 13-month period ends.

The AAL Money Market Fund shares do not apply toward your Letter of Intent, unless you paid a sales charge and exchanged into The AAL Money Market Fund.

You cannot use a Letter of Intent for 403(b)(7) Retirement Plan Accounts, SEP-IRAs, or SARSEP-IRAs.


Class B Shares. Class B shares of each Fund, except the AAL Money Market Fund, are sold at net asset value with no initial sales charge at the time of purchase. However, you may be subject to a contingent deferred sales charge (expressed as a percentage of the lesser of the current net asset value or original cost) of up to 5% if you redeem shares within five years after purchase. There is no contingent deferred sales charge on shares you acquire through the reinvestment of dividends and capital gains. Each time you redeem shares from a fund, shares that have not been subject to the contingent deferred sales charge or with the lowest contingent deferred sales charge will be redeemed first to reduce your cost. The contingent deferred sales charge may be waived upon the redemption of shares following the death or disability of a shareholder, or to meet certain retirement plan requirements. The amount of the contingent deferred sales charge may also be reduced dependent upon the number of years from the purchase of Class B shares until the sale of those shares according to the following table:

                                    Contingent Deferred Sales Charge
Years after Purchase                on Shares being Sold
--------------------------------------------------------
1st year                                    5.00%
-------------------------------------------------
2nd year                                    4.00%
-------------------------------------------------
3rd year                                    3.00%
-------------------------------------------------
4th year                                    2.00%
-------------------------------------------------
5th year                                    1.00%
-------------------------------------------------
After 5th year                              0.00%
-------------------------------------------------

The sales charge is based upon the lesser of the net asset value of the shares subject to the Contingent Deferred Sales Charge at either the time of purchase or the time of sale.

B Shares are generally not suitable for investors who can elect the 50% reduction in the Class A sales charge or for investors with $100,000 or more. Class B Money Market Fund shares may only be acquired by exchange of other B shares.

The contingent deferred sales charge is waived for the heir or beneficiaries of a deceased shareholder for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans.

Conversion to Class A Shares. Class B shares will automatically convert to Class A shares six years after the purchase date, thus reducing future annual expenses. Class B shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio, pay lower dividends, and have a lower net asset value than Class A shares due to the higher 12b-1 and service fee. Therefore, it is very important to consider the amount and intended length of time of your investment when determining which class of shares is most beneficial for you. In general, if you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. Your AAL Capital Management Corporation Registered Representative is always available to help you make the best investment decision for your specific financial needs. If you do not know the name of your Registered Representative, please call the Mutual Fund Service Center toll free at 800-553-6319. The Telecommunications Device for the Deaf
(TDD) is 800-684-3416.

Reinstatement Privilege - If within 60 days after you sell Class A shares, you decide to reinvest those dollars back into the same account, you may do so without incurring a sales charge . You can reinvest as much as you would like up to the dollar amount of the redemption proceeds you received. The reinstatement privilege can only be used one time per account. Our Transfer Agent must receive your check and written request within the 60 days since your redemption was made. Once your request is received shares will be purchased at the next price available without a sales charge.

PURCHASE PRICE

You buy shares of The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, Utilities, International, Bond, Municipal Bond, and High Yield Bond Funds at the public offering price, which is the net asset value plus a sales charge. You buy shares of The AAL Money Market Fund at net asset value without a sales charge. The purchase price of each Fund is based on the net asset value that is determined on the business day the Transfer Agent receives your order in proper form. On the record date for a distribution by The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International and Utilities Funds, the share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for shares and then receive a portion of the price back as a taxable distribution.

MINIMUM PURCHASE AMOUNT
PER ACCOUNT PER TRANSACTION

Minimum Purchase Amount per Account per   Initial Purchase   Additional Purchase
Transaction
Regular Account                           $1,000                $50
IRA                                       $250                  $50
Automatic Investment Plan                 0                     $25
Letter of Intent (over a 13 month period)                       $25,000


We may waive the minimum investment amount needed to open or add to an account for certain employer-sponsored accounts.

OPENING A NEW ACCOUNT

Your AAL Capital Management Corporation Registered Representative is ready to help you open a new account. If you do not know the name of your Registered Representative, please call the Mutual Fund Service Center at 800-553-6319. The Telecommunications Device for the Deaf (TDD) is 800-684-3416.

 To open your account, just follow these steps:

1. After reviewing this prospectus, complete an AAL Mutual Funds Application for every different account registration. For example, you need separate applications for an individual account in The AAL Bond Fund and an IRA invested in The AAL Bond Fund. If you don't complete the application properly, your purchase may be delayed or rejected. You must also designate whether you are purchasing Class A shares or Class B shares.

2. Make your check payable to the Fund you are buying, for example, "The AAL Bond Fund." If you are buying more than one Fund, make your check payable to "THE AAL MUTUAL FUNDS." DO NOT make your check payable to AAL or AAL Capital Management Corporation; and

3. Mail your completed application and check to:

 The AAL Mutual Funds
 222 West College Avenue
 P.O. Box 8004
 Appleton, WI 54913-8004.

BUYING SHARES FOR THE FIRST TIME BY WIRE

If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Funds by wire transfer by following steps:

1. Call AAL Capital Management Corporation at 800-553-6319 and provide the following information:

Your account registration;


The name of the Fund(s) in which you want to invest and whether you wish to buy A or B shares;


Your address;

Your Social Security or tax identification number;

The dollar amount;

The name of the wiring bank; and

The name and the telephone number of the person at your bank we can contact about your purchase.

We must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) to receive that day's price;

2. Tell your bank to wire your funds as follows:

Firstar National Bank
ABA No. 075000022
For Credit to Firstar Trust Company
Acct. No 112-952-137
For Further Credit to (name of specific AAL Mutual Fund) Account Registration (name(s) of the shareholders(s)); and

3. Complete The AAL Mutual Funds application and mail it immediately to:

The AAL Mutual Funds
222 West College Ave.
P.O. Box 8004
Appleton, WI 54913-8004.

ACCOUNT REGISTRATION

How you register your account with us can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your AAL Mutual Funds application form. Some account registrations may require additional documents.

ACCOUNTS FOR RETIREMENT SAVINGS

AAL members, their enterprises, and Lutheran organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

Your AAL Capital Management Corporation Registered Representative will provide you with all the materials, documents, and forms you need, and will work with you in establishing your retirement plan from among these choices:

Regular IRA (Individual Retirement Account);

"Rollover" IRA;

SEP-IRA (Simplified Employee Pension Plan);


SARSEP (Salary Reduction Simplified Employee Pension Plan) No new plans may start after 1996 but existing plans may continue;


403(b)(7) Retirement Plan Account (Legal restrictions apply to your ability to withdraw funds from this account); and

Qualified Retirement Plans.

PRESTIGE ACCOUNT

Investors who maintain account balances totaling $50,000 or more will be provided with additional benefits including personal attention from Prestige Account representatives, an exclusive toll-free number, personalized investment analysis, complimentary financial information, a Prestige Account organizer, and more. Your AAL Capital Management Corporation Registered Representative can provide you with more detailed information.

BUYING ADDITIONAL SHARES FOR YOUR ACCOUNT

After you have opened an account with The AAL Mutual Funds, you can make additional investments of $50 or more per account by mail, telephone, or wire. Please put your name and your AAL Mutual Fund Account number on the face of all investment checks, and make sure your checks are payable to the specific Fund in which you are investing (for example, "The AAL Bond Fund"). If you are investing in more than one Fund, make your check payable to "The AAL Mutual Funds." DO NOT make your check payable to AAL or AAL Capital Management Corporation. Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.

BY MAIL

REGULAR MAIL: EXPRESS MAIL/PRIVATE DELIVERY:
The AAL Mutual Funds The AAL Mutual Funds c/o Firstar Trust Company c/o Firstar Trust Company 615 East Michigan Street Mutual Funds Services, Third Floor P.O. Box 2981 615 East Michigan Street Milwaukee, WI 53201-2981 Milwaukee, WI 53202

BY WIRE

Follow the directions listed under "Buying Shares for the First Time By Wire" on page ___.

BY TELEPHONE

Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option. Once you have selected this option, you can call us and we will withdraw money from your bank checking or savings account to make your investment. The price you pay for your shares will be the next price we compute after we receive your investment from your bank, which is usually three business days after you authorize the transfer. If you need to invest sooner, you should consider making your purchase by bank wire.

AUTOMATIC INVESTMENT PLANS

To make regular investing more convenient, you can open an automatic investment plan with no initial investment and a minimum of $25 per account per transaction after you start your plan.

Your AAL Capital Management Corporation Registered Representative is ready to help you set up one of these plans:


THE BANK DRAFT PLAN allows you to make regular investments in The AAL Mutual Funds directly from your checking or savings account. The following rules and/or guidelines apply:

You can select up to two transaction dates per month (at least 10 days apart). If you don't select the date(s), the funds will automatically be withdrawn from your bank account on the 5th of the month;

To start the plan, or change your bank account, you must notify us in writing at least 13 business 15 days prior to the transaction date. All bank account owners must sign the bank draft plan card;

To stop or change the amount of your plan, you must tell us at least 5 business days prior to the transaction date; and

Be sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or the Transfer Agent.

THE CAPITAL BUILDER PLAN allows you to transfer money every month from your AAL Money Market Fund account into another AAL Mutual Fund. The following rules and/or guidelines apply:

You can select the transaction date. If you don't select the date, it will automatically be withdrawn from your account on the 15th of the month;

To start the plan, you must notify us in writing at least 24 hours prior to the transaction date. You must have all account owners sign the Capital Builder Plan Card; and

To stop or change the amount of your plan, you must tell us at least 24 hours prior to the transaction date.

THE PAYROLL DEDUCTION SAVINGS AND INVESTMENT PLAN allows employees of AAL, employees of Lutheran-affiliated institutions, and Lutheran employees whose employers agree to invest in The AAL Mutual Funds through direct deduction from their paychecks or commission checks.

THE GOVERNMENT ALLOTMENT PLAN allows Lutheran social security recipients, federal employees and military personnel to invest in The AAL Mutual Funds through direct deduction from their paychecks.

Using The AAL Mutual Funds' Automatic Investment Plans, you may implement a strategy called DOLLAR COST AVERAGING. Dollar cost averaging involves investing a fixed amount of money at regular intervals. By investing the same amount periodically, you will be purchasing more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low.

ADDITIONAL INFORMATION ABOUT BUYING SHARES

EARNING INCOME

You begin earning income, if any, on your shares on the business day following the day that our Transfer Agent receives your payment.

PURCHASES

Your purchase must be in U.S. dollars, and your check must be drawn on a U.S. bank. We do not accept cash or travelers checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses or applicable fees. When you buy shares by check, you may not be able to receive a redemption payment on those shares should you redeem them until your check has cleared, which may take up to 12 days.

CONFIRMATION

We will generally mail written confirmation of your purchases in the Funds, except for The AAL Money Market Fund, within two business days following the date of your purchase. We will mail confirmation of additional purchases in The AAL Money Market Fund monthly. We will mail confirmation of your automatic investment plan purchases at least quarterly.

SHARE CERTIFICATES

We will issue you share certificates only upon written request, and then only for full shares. You must make a new written request for a share certificate each time you purchase shares. We do not charge a fee to issue share certificates. If you have asked for or have received share certificates, you cannot use certain shareholder services, including wire and check redemption, share exchange, and any systematic withdrawal. Before you can redeem, transfer, or exchange your shares, you must deliver the share certificates to the Transfer Agent in negotiable form. Share Certificates may not be available for some retirement accounts.

OTHER INFORMATION

The U.S. Postal Service or private delivery services are not agents of The Funds, the Distributor, or the Funds' Transfer Agent. We do not legally receive your purchase application or your request for redemption when you deposit them in the mail, send them with a private delivery service, or when you deposit them in our Post Office Box. We must have physical possession of your request for it to be considered received. For purposes of delivery requirements other than for purchases or sales or the Funds, current law will determine the legal effect of posting for deadline purposes. For example, any IRS rule governing the posting date deadline for the establishment of or contribution to an Individual Retirement Account would govern whether you will receive the desired tax treatment, regardless of when we are legally considered to have received your purchase application for purposes of purchasing the Funds.

We reserve the right to suspend the offering of shares for a period of time. We also reserve the right to reject any specific purchase of shares.

SELLING (REDEEMING) YOUR SHARES

You can sell your shares on any business day. When you sell your shares you receive the net asset value per share. If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order on a holiday, weekend, or a day the NYSE is closed, we will process your transaction on the next business day. You can sell shares several ways.

BY MAIL

Please include the following in your redemption request:

Name(s) of the account owner(s);

Account number(s);


Amount you want to receive or the number of shares you want to sell; (For a B Share redemption we will redeem any additional shares required for the CDSC in order to comply with your request for a specific amount.)


Tax withholding information, if required, for retirement accounts; and

Signatures of all account owners.

YOU MUST HAVE YOUR SIGNATURE GUARANTEED IF:

1. You want to sell shares with a value of more than $25,000;

2. You want the proceeds sent to an address other than the one listed for your account;

3. You want the check payable to someone other than the account owner(s); or

4. You hold share certificates (you must return the signed certificates with your request).

You can usually obtain a signature guarantee at commercial banks, trust companies, or broker dealer. A SIGNATURE GUARANTEE IS NOT THE SAME THING AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

Mail to:

REGULAR MAIL: EXPRESS MAIL/PRIVATE DELIVERY:
The AAL Mutual Funds The AAL Mutual Funds c/o Firstar Trust Company c/o Firstar Trust Company 615 East Michigan Street Mutual Funds Services, Third Floor P.O. Box 2981 615 East Michigan Street Milwaukee, WI 53201-2981 Milwaukee, WI 53202

BY TELEPHONE

In order to make  investing  in The AAL Mutual  Funds more  convenient,  you are allowed  to buy,  sell or  exchange  shares by  telephone.  We have  established reasonable procedures to protect against anyone who attempts to use the telephone transaction service fraudulently. Please be aware, however, that The AAL Mutual Funds, AAL Capital Management Corporation, the Custodian, the Transfer Agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures; and once a Telephone Request has been made, it can't be canceled or modified! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching AAL Capital Management Corporation by telephone, and telephone transactions may be difficult to implement at those times. The Funds reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges during such periods.

The following rules and/or guidelines for selling by telephone apply:

You must call the Mutual Fund Service Center at 800-553-6319;

You must provide a form of personal identification to confirm your identity;

You can sell up to $25,000 worth of shares;

We will mail a check only to the person(s) named on the account registration, and only to the address on the account;

Retirement plan accounts are not eligible;

You cannot sell shares in certificate form by telephone;

You can do only one telephone redemption within any 30-day period for each authorized account;

Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and if we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

BY WIRE

The following rules and/or guidelines for selling by wire apply:

You must give us written authorization, including the signatures of all the owners of the account, on The AAL Mutual Funds Application or Change Form;

You can make a wire redemption for any amount;

You pay a $10.00 fee for each wire redemption;

We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and wire redemptions may not be available to you for all retirement account plans.

SYSTEMATIC WITHDRAWAL PLAN (usually only appropriate for A Shares)

You can have money automatically withdrawn from your mutual fund account on a regular basis by using our Systematic Withdrawal Plan. This plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

You need a minimum of $5,000 in your account to start the plan;

You can select the date(s) on which the money is withdrawn. If you don't select the date(s), your funds will automatically be withdrawn from your account on the 15th of the month:

To start the plan or change the payee(s), you must notify us in writing at least 13 business 15 days prior to the first withdrawal. You must have all account owner(s) sign the appropriate form;

To stop or change your plan, you must notify us at least 5 business days prior to the next withdrawal; and because of sales charges, you must consider carefully the costs of frequent investments in and withdrawals from your account.


THE AAL MONEY MARKET FUND CHECKS (A shares only)


You can write checks on your AAL Money Market Fund account, if you complete a check writing signature card and agreement. You can request checks on your mutual funds application or in writing. There is no charge for your first set of checks. For each additional packet of checks, there is a $2.00 charge. The following rules and/or guidelines apply:

AAL Money Market Fund checks must be for at least $500. Because the Fund is not a bank, some features such as stop payment are not available;

The Transfer Agent may impose reasonable fees for each check that is returned;

The Transfer Agent does not return your canceled checks to you. For a fee, the Transfer Agent will send you a copy of your check at your request;

Unless they were purchased by bank wire, you must wait 12 days after you purchase AAL Money Market Fund shares in order to write checks against that purchase; and

You need a written request--NOT A CHECK--to close an AAL Money Market Fund account. Your written request will require a signature guarantee to close accounts over $25,000.

CLOSING SMALL ACCOUNTS

All AAL Mutual Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to state law, to close an account when, due to a redemption, its value is less than $250. This does not apply to retirement plan accounts. We will notify you in writing before we close any account, and you will have 30 days to add money to bring the balance up to $250.

REINSTATEMENT PRIVILEGE

You have 60 days after you sell shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per share as of the day your reinvestment is made and not the net asset value as of the day you sold. The following rules and/or guidelines apply:

You may use this privilege only ONCE per account;

You must send a written request and a check for the amount you wish to reinvest to our Transfer Agent:

REGULAR MAIL: EXPRESS MAIL/PRIVATE DELIVERY:
The AAL Mutual Funds The AAL Mutual Funds c/o Firstar Trust Company c/o Firstar Trust Company 615 East Michigan Street Mutual Funds Services, Third Floor P.O. Box 2981 615 East Michigan Street Milwaukee, WI 53201-2981 Milwaukee, WI 53202;

The dollar amount you reinvest cannot exceed the dollar amount you sold; and

The sale of your shares may be a taxable event despite the reinstatement.

EXCHANGE PRIVILEGE

After you have paid the initial sales charge, you may exchange shares in an AAL Mutual Fund for shares in another AAL Mutual Fund without paying any additional sales charge. The following rules and/or guidelines apply: Minimum investment rules may apply when you open a new account by exchanging shares, and you may have to submit a new application;

Exchanges must be within the same class of shares, that is, A shares for A shares B shares for B shares.


You may only exchange into funds that are legally available for sale in your state;

You may have a taxable gain or loss as a result of an exchange;

We reserve the right to end this privilege if you make more than 12 exchanges in a year;

We reserve the right to change or end this privilege upon 60 days notice, or suspend this privilege without notice when economic or market changes make it difficult to carry out such transactions; and

If you have share certificates, you need to sign the certificates, have your signature guaranteed, and return the certificates with your request.

BY MAIL

Please include the following in your request:

Name(s) of the account owner(s);

Account number(s);

Amount of shares (or dollar amount) you want to exchange; and

Signatures of all account owners.

BY TELEPHONE

The guidelines for exchanging by telephone are:

You  can  exchange   shares  by  calling  the  Mutual  Fund  Service  Center  at
800-553-6319;

When you call us, you will be asked for a form of personal identification to confirm your identity; and if we receive your request, in good order, before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

NET ASSET VALUE (NAV)

We compute the net asset value of a Fund share by adding up the value of the individual Fund's assets, subtracting the Fund's liabilities, and dividing the balance by the total number of shares outstanding. We compute the net asset value at the end of the day after trading on the NYSE closes (normally 3:00 p.m. Central Time). We do not calculate the net asset value on the days that the NYSE is not open.

Securities owned by a Fund are valued at current market value. When market quotations are readily available, that quotation generally will be used. If a quotation is not available, securities will be valued as determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees may approve the use of pricing services to assist us in the determination of net asset values.

All securities held by The AAL Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Funds will be valued on an amortized cost basis. We will comply with SEC requirements for the use of this valuation method. For The AAL Money Market Fund, this method of calculation facilitates, but does not assure, maintaining a constant net asset value of $1.00 per share.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Internal Revenue Code refers to mutual funds as "regulated investment companies" and exempts them from paying income taxes if they meet certain requirements. Each Fund intends to comply with all of these requirements in order to be considered a regulated investment company. We will annually provide you with full information on dividends and capital gains distributions for each Fund.

The following is a general description of the distribution policies and some of the tax consequences for shareholders of the Funds. You should always check with your tax adviser to determine whether any dividends and distributions paid to you by a Fund are subject to any taxes, including state and local taxes.

THE AAL SMALL CAP STOCK, MID CAP STOCK, CAPITAL GROWTH, INTERNATIONAL, UTILITIES, BOND, HIGH YIELD BOND and MONEY MARKET FUNDS

The dividends from net investment income of each of these Funds, including net short-term capital gains, are taxable as ordinary income to shareholders whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are taxable as capital gains to shareholders, whether they receive them in cash or in additional shares, and regardless of the length of time a shareholder has owned the shares.

These Funds intend to distribute substantially all net investment income and any net realized long-term capital gains.

Fund (A and B shares) Dividends (if any) Capital gains (if any) The AAL Small Cap Stock Fund annual annual The AAL Mid Cap Stock Fund annual annual The AAL Capital Growth Fund semiannual annual The AAL Utilities Fund quarterly annual The AAL International Fund annual annual The AAL Bond Fund monthly annual The AAL Municipal Bond Fund monthly annual The AAL High Yield Bond Fund monthly annual The AAL Money Market Fund monthly annual The AAL Bond Fund, Municipal Bond Fund, High Yield Bond Fund and Money Market Fund will accrue income dividends daily.

THE AAL MUNICIPAL BOND FUND

Dividends derived from the interest earned on municipal securities constitute "exempt-interest dividends" and are generally not subject to federal income tax. The AAL Municipal Bond Fund will accrue dividends daily and pay these dividends monthly. Capital gains will be paid at least annually. Realized capital gains on municipal securities are subject to federal income tax. Thus, shareholders will be subject to taxation at ordinary rates on the dividends they receive that are derived from net short-term capital gains. Distributions of net long-term capital gains will be taxable as long-term capital gains regardless of the length of time a shareholder holds them. This Fund may, for temporary defensive purposes, invest in short-term taxable securities. Shareholders of this Fund are subject to federal income tax at ordinary rates on any income dividends they receive that are derived from interest on taxable securities.

For shareholders who are receiving Social Security benefits, tax-exempt income, including exempt-interest dividends from this Fund, will be added to your taxable income in determining whether a portion of your Social Security benefits will be subject to federal income tax. The Internal Revenue Code provides that every person required to file a tax return must report, solely for informational purposes, the amount of exempt-interest dividends received from the Funds during the taxable year.

TAX CONSIDERATIONS

We are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions, and redemption proceeds) to shareholders who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of ownership of shares of Funds.

REINVESTMENT OF FUND DISTRIBUTIONS

You can reinvest all of your income dividends and/or capital gains into the Funds at net asset value and pay no sales charges or contingent deferred sales charges. You can also have these distributions paid in cash. You may pay taxes on Fund distributions that you reinvest or that are paid to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends.

DISTRIBUTION FEES GENERALLY

In addition to the sales charge deducted at the time of purchase, each Fund is authorized under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. The 12b-1 Distribution Plan permits payments to be made by each of the Funds to the Distributor to reimburse it for expenses incurred with the distribution of each of the Funds' shares to investors. These payments include, but are not limited to, compensation to sales representatives (excluding the initial sales charge), advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the plan, and performing other promotional or administrative activities on behalf of the Funds.

Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Funds' shares. No reimbursement may be made under the Plan for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Distribution fees paid by one Fund may not be used to finance distribution of shares of another Fund.

A service fee of up to 0.25 of 1% of the average net assets for Class A and Class B shares is a shareholder servicing fee that compensates the Distributor for providing certain shareholder services. 12b-1 distribution and servicing fees for each Fund are contained in the following table:

------------------------------------------------ ----------------------------------------------- ----------------------------------
                                                 Distribution Fee                                Service Fee

------------------------------------------------ ----------------------------------------------- ----------------------------------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
Fund                                             Class A                 Class B                 Class A                Class B
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL Small Cap Stock Fund                     none                    0.75%                   0.25%                  0.25%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL Mid Cap Stock Fund                       none                    0.75%                   0.25%                  0.25%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL Capital Growth Fund                      none                    0.75%                   0.25%                  0.25%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL Utilities Fund                           none                    0.75%                   0.25%                  0.25%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL International Fund                       none                    0.75%                   0.25%                  0.25%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL Bond Fund                                none                    0.75%                   0.25%                  0.25%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL Municipal Bond Fund                      none                    0.75%                   0.25%                  0.25%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL High Yield Bond Fund                     none                    0.75%                   0.25%                  0.25%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------
The AAL Money Market Fund                        none                    0.75%                   0.125%                 0.125%
------------------------------------------------ ----------------------- ----------------------- ---------------------- -----------

SHAREHOLDER MAINTENANCE AGREEMENT

The Board of Trustees authorized the Funds to contract with AAL Capital Management Corporation for certain shareholder maintenance services. AAL Capital Management Corporation receives an annual fee for providing these services. This fee is based upon, and limited by, the difference between the current account fees charged and the normal full-service fee schedule published by our Transfer Agent. It also includes reimbursement for out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is currently $4.08 per account per year.

YIELD AND PERFORMANCE INFORMATION

From time to time, we will calculate and advertise performance information for different historical periods of time, by quoting yields or total returns designed to inform you of the performance of the Funds. Whenever we advertise performance, we will always include standardized yield and total return information calculated in accordance with methods established by the Securities and Exchange Commission. We also may include other total return calculations, if we feel that they would be useful for you in evaluating the investment performance of the Funds. Yields and total returns are based on historical performance and are not intended to indicate future performance. Your investment return and the principal value of your investments (except for The AAL Money Market Fund, for which we intend to maintain at a constant $1.00 net asset value) will fluctuate, and the value of your investment, if sold (redeemed), may be worth more or less than your original cost.

STANDARDIZED YIELD AND TOTAL RETURNS

Whenever we advertises performance, we will include standardized yield and total return quotations calculated in accordance with rules of the Securities and Exchange Commission, in the manner described in the following paragraphs.

THE AAL MONEY MARKET FUND --STANDARDIZED YIELD AND STANDARDIZED EFFECTIVE YIELD

The AAL Money Market Fund may advertise a standardized yield and a standardized effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance.

The standardized yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period, which period will be shown in the advertisement. This income, less expenses, is then annualized, which means that the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the beginning investment value.

The standardized effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

THE  AAL  CAPITAL   GROWTH,   MID  CAP  STOCK,   SMALL  CAP  STOCK,   UTILITIES,
INTERNATIONAL, BOND, MUNICIPAL BOND, HIGH YIELD BOND AND MONEY MARKET FUNDS -- STANDARDIZED CURRENT YIELD

We may advertise a standardized current yield, which is based on the income generated by an investment in the particular Fund over a 30-day period, for The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, Utilities, International, Bond, Municipal Bond and High Yield Bond Funds. We will state the period in the advertisement. We determine income earned on debt obligations by applying a calculated yield-to-maturity percentage to the obligations held during the period. We determine income earned from equity securities by using the stated annual dividend rate applied over the performance period. We then annualize the income earned. That is, the amount of income generated during the 30-day period is assumed to be generated and reinvested monthly to provide a six-month return which is then annualized. We show the return as a percentage of the maximum offering price per share on the last day of the period.

THE AAL MUNICIPAL BOND FUND -- STANDARDIZED TAX EQUIVALENT YIELD

For the AAL Municipal Bond Fund, we may advertise a standardized tax equivalent yield, which illustrates the yield that would be required on a fully taxable investment to result in the same net income to an investor in the Fund, after payment of federal taxes at the stated rate. We compute the yield by dividing that portion of the Fund's current yield that is tax-exempt by one minus a stated federal income tax rate, and then adding the quotient to the value of any yield of the Fund that is not tax-exempt.

THE  AAL  CAPITAL   GROWTH,   MID  CAP  STOCK,   SMALL  CAP  STOCK,   UTILITIES,
INTERNATIONAL, BOND, HIGH YIELD BOND and MUNICIPAL BOND FUNDS -- STANDARDIZED AVERAGE ANNUAL TOTAL RATE OF RETURN


We may  advertise  for each of The AAL Mutual Funds (except The AAL Money Market
Fund) a standardized average annual total rate of return for one, five and ten year periods, or so much thereof as a Fund has been in existence (since inception). The standardized average annual total rate of return is the change in redemption value of shares purchased with an assumed initial investment of $1,000, after giving effect to the maximum applicable sales charge for A shares or the applicable contingent deferred sales charge for B shares, assuming the reinvestment of dividends and capital gains distributions.


OTHER TOTAL RETURNS

Due to the many ways of evaluating investment performance, we may advertise total returns, other than those described above, if we feel that this information is useful to you in evaluating the Funds. All Funds (except The AAL Money Market Fund) may advertise total returns calculated on the basis of net investment in the Fund, which means we may calculate investment performance (total returns), usually based on dollars invested, without giving effect to the maximum applicable sales charge. Such performance figures will be higher than those calculated by the standardized methods for the same time period.

Additional information regarding yield and performance information is contained in the Statement of Additional Information.

CUSTODIAN, TRANSFER AGENT, AND INDEPENDENT ACCOUNTANTS

Transfer Agent
Firstar Trust Company
615 E. Michigan Street
P.O. Box 2981
Milwaukee, Wisconsin 53201-2981

Custodian (except for The AAL International Fund)
Firstar Trust Company
615 E. Michigan Street
P.O. Box 2981
Milwaukee, Wisconsin 53201-2981


Custodian for The AAL International Fund
The Chase Manhattan Bank, N.A.
Chase Metro Tech Center
Brooklyn, NY  11245


Independent Accountants
Price Waterhouse LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin 53202

ORGANIZATION AND DESCRIPTION OF SHARES


The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. Each of the Funds is a separate series of a Massachusetts Business Trust organized under a Declaration of Trust dated March 13, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by its terms. The Declaration of Trust may be amended by a vote of shareholders or the Board of Trustees. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize. Currently, the Board has authorized ten eleven series with this prospectus describing the class A and B shares for such nine series.

Classes of shares of each Fund represent interests in the assets of that Fund and have identical dividend, liquidation and other rights and are subject to the same terms and conditions except that expenses related to the distribution and shareholder servicing of each class are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if those expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of net asset value of that class in relation to the net asset value of that particular fund. Class A and class B shares have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class. Each class of shares has exclusive voting rights with respect to matters involving the distribution and servicing plan applicable to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

1) when required by the 40 Act;
2)when the Trustees determine that the matter does not affect all Funds, then only the shareholders of the affected Funds may vote.

Shares are freely transferable, entitled to dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds annual shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust's outstanding shares. Shareholders may remove Trustees from office by votes cast in person or by proxy at a shareholders' meeting.


Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. We include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meets its obligations.

ASSET ALLOCATION (DIVERSIFICATION)

You should not consider an investment in any one Fund a complete investment program. Like most investors, you should hold a number of different investments, each with a different level of risk, such as common stocks, bonds, and money market certificates. You may want to meet your goal of diversifying your investments by purchasing shares in a number of different funds, each of which has a different investment strategy and level of risk.

QUESTIONS

If  you  have  questions,   contact  your  AAL  Capital  Management  Corporation
Registered   Representative  or  the  Mutual  Fund  Service  Center  by  calling
800-553-6319 or writing us at:

GLOSSARY OF IMPORTANT TERMS

AMORTIZED: Paying the principal on a debt by installments; an accounting method that provides for the gradual decline in the value of an asset.

ANNUALIZED:   Calculated  to  represent  a  year(s);  a  statement  produced  by calculating financial results for periods other than a complete year(s).

ASSET-BACKED SECURITIES: See Mortgage and Asset-Backed Securities, below.

BOND: An interest-bearing debt security, or discounted government or corporate security, that requires the issuer to pay a specified amount of interest for a specified time, usually a number of years, then repay the bondholder the face amount of the bond.

BUSINESS DAY: Any day both the Federal Reserve Bank of New York and the New York Stock Exchange are open for business. A business day normally begins at 8:00 a.m. Central Time when the Exchange opens, and usually ends at 3:00 p.m. Central Time when the Exchange closes.

CALL OPTION: A contract giving the owner the right to buy 100 shares of a stock at a predetermined price any time up to a predetermined expiration date.

CAPITAL GAIN OR LOSS: The increase or decrease in the value of a security over the original purchase price. A gain or loss is REALIZED when the security that has increased or decreased in value is sold. An UNREALIZED GAIN or LOSS occurs when the value of a security increases or decreases but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a REALIZED LONG TERM CAPITAL GAIN. If it is sold at a profit before being held for 12 months, that profit is a REALIZED SHORT TERM CAPITAL GAIN.

CHARTERED FINANCIAL ANALYST (CFA): Designation earned by financial analysts who pass examinations in economics, financial accounting, portfolio management, security analysis, and standards of conduct.

COLLATERAL: Something of value--such as real estate, stocks and bonds--pledged to secure a debt.

COMMERCIAL PAPER: Short-term, unsecured debt obligations issued by businesses and sold at a discount but redeemed at pay within 2 to 270 days.

 COMPOUND INTEREST: Interest paid upon interest; interest that is calculated and credited daily, weekly monthly, quarterly, semi-annually, or annually on both the principal and the already credited interest.

CONVERTIBLE BONDS: Bonds that convert or exchange into stocks or carry with it the right to acquire stocks evidenced by warrants attached to the bond or acquired as part of the unit with the bonds.

COVERED OPTION: Option contract backed by the shares underlying the option.

DEBT SECURITIES: Bonds and other debt instruments used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

DEFERRED INTEREST BONDS: Bonds that an issuer issues at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Deferred interest bonds provide for a period of delay before the regular payment of interest begins.

DEPOSITORY RECEIPTS The Funds may hold securities of foreign issuers in the form of American Depository Receipts (ADRs), American Depository Shares (ADSs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), or other securities convertible into securities of foreign issuers. These securities may not be denominated in the same currency as the securities for which they might be exchanged. ADRs and ADSs are generally issued by a U.S. bank or trust company and they evidence ownership of underlying foreign securities. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts [CDRs]) are receipts issued in Europe, generally by a foreign bank or trust company and they evidence ownership of foreign securities. ADRs and ADSs in registered form are generally used in U.S. securities markets, GDRs in the U.S. and European markets and EDRs and CDRs in bearer form are generally used in European securities markets. A Fund will consider ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying equity securities for purposes of diversification.

ECONOMIC RISK: The risk that an investment will lose value or not pay expected returns because of domestic or international events.

EQUITY: Ownership interest in a company; stock represents the equity or amount of ownership you have in the company issuing the stock.

FACE VALUE: See Par.

FDIC: The Federal Deposit Insurance Corporation, an agency of the federal government that guarantees individual deposits up to $100,000 at participating banks and savings and loan associations.

FINANCIAL RISK: The fundamental risk of investing that the issuer of a security may not be able to meet its obligations to its investors.

FLOATING RATE BONDS: SEE VARIABLE OR FLOATING RATE BONDS.

403(b)(7) RETIREMENT PLAN: A personal retirement savings program that lets employees of certain tax-exempt organizations or school systems and educational institutions contribute a portion of their earnings, usually by salary deferral agreement, into a special mutual fund account. Contributions are made on a pre-tax basis and benefit from tax-deferred build up of income. The right to withdraw funds is limited by law and amounts withdrawn are subject to income taxes.

FUTURES CONTRACT: Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date.

GENERAL OBLIGATIONS BONDS: Municipal bonds secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest.

INDIVIDUAL RETIREMENT ACCOUNT (IRA): A personal retirement savings program that lets individuals with earned income (and their spouses) under age 70 1/2 contribute both deductible and non deductible payments with the benefit of tax-deferred build up of income. Funds withdrawn are usually subject to income taxes and, if withdrawn before age 59 1/2, may also be subject to penalties.

INDUSTRIAL DEVELOPMENT BONDS: Municipal bonds (usually revenue bonds), the credit quality of which is normally directly related to the credit standing of the industrial user involved or of the issuer of any credit enhancement such as an insurance policy or letter of credit.

INFLATION RISK: The risk that the value of assets or of income from investments will be less in the future as inflation decreases the value of money.

INSTRUMENTALITY: An agency of the Federal government whose debts are sponsored or guaranteed by the government and are backed by the full faith and credit of the government, even though the debt is not a direct obligation of the U.S. Government. Examples of government instrumentalities include the Federal Home Loan Bank and the Student Loan marketing Association.

INTEREST: The payment borrowers make to lenders for the use of their money, usually expressed as a percentage of the amount borrowed (the principal).

INVESTMENT GRADE: A bond or other fixed-income security is considered investment grade if it is rated investment grade by a NRSRO, such as BBB or better by D&P or S&P or Baa or better by Moody's.

LIQUIDITY: The ease and speed at which an investment can be converted into cash.

MARGIN: Amount a customer deposits with a broker when borrowing from the broker to buy securities.

MARKET CAPITALIZATION: The value of a corporation as determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. Thus, if a corporation has one million shares outstanding and the market price of a share is $10, the market capitalization of the corporation is $10 million.

MARKET RISK: Refers to the tendency of security prices to move together. The risk that a broad market downturn will impact investments in a particular field.

MARKET VALUE: The price at which a security can be bought or sold at a given time in an open market.

MATURITY: The date on which the principal of a debt obligation such as a bond comes due and must be repaid.

MONEY MARKET INSTRUMENT: Short-term, liquid debt, such as Treasury bills and commercial paper, which is sold at a discount but redeemed at par. See COMMERCIAL PAPER.

MORTGAGE AND ASSET-BACKED SECURITIES: Typically these securities consist of interest in pools of mortgages or consumer credit that provide monthly payments consisting both interest and principal payments. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or consumer loans net of any fees paid to the issuers or guarantors of such securities. Mortgage backed and/or asset-backed securities may make additional payments due to principal prepayments made on the mortgages or loans, refinancing or foreclosures on the underlying property. Mortgage-backed securities also may include debt obligations collateralized by mortgage loans or mortgage pass-through securities ("CMOs") and stripped mortgage-backed securities, as well as other types of mortgage-backed securities. For more information on mortgage-backed securities, please refer to the Statement of Additional Information

MUNICIPAL BONDS: Debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO): A company that assesses the quality and potential performance of bonds, commercial paper, preferred and common stocks, and municipal short-term issues, and rates the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (D&P), and Fitch Investor Services, Inc. (Fitch).

OPEN-END FUND: Also called a mutual fund; an investment company in which people invest by buying its shares, thereby pooling their money and allowing the fund to invest in a number of securities. The fund distributes any profits from these investments, after expenses, to the fund's shareholders. Although shares in the fund are sold publicly, they are not traded on an open exchange because the fund will buy and sell shares to meet investor demand. Since the company can issue more shares, the company's capitalization is not fixed but open.

PAR: The stated principal value of a bond, or the stated value per share of stock usually only used to calculate fees for incorporation. Typically bonds have a principal value of $1,000.00. A security selling at its face value is said to be selling at "par". A security selling below its face value is said to be selling below par or at a discount. A security selling above its face value is said to be selling above par or at a premium.

PRINCIPAL: Face value of an obligation (such as a bond or loan) that must be repaid at maturity.

PORTFOLIO: Combined holding of more than one stock, bond, commodity, real estate investment, cash equivalent, or other asset by an individual or institutional investor. The purpose of a portfolio is to reduce risk by diversification.

PREFERRED STOCK: Stock with a fixed dividend that must be paid before the dividend of common stock is paid.

PUBLIC UTILITY: A privately owned company that is involved in the generation, transmission, or distribution of electricity, gas, energy, water and telephone, telegraph, satellite, microwave and other communication facilities for the public benefit.

PUT OPTION: A contract giving the owner the right to sell 100 shares of stock at a predetermined price any time up to a predetermined expiration date.

QUALIFIED RETIREMENT PLANS: Retirement plans established and maintained by an employer for the benefit of its employees that must comply with special federal tax and labor laws and regulations. Some of the more common types of qualified plans are pension, profit sharing and 401(k) plans. A 401(k) plan also permits employees to make contributions to the plan through salary deferrals.

RECORD DATE: Date on which a shareholder must officially own shares in order to be entitled to a dividend.

REGULATED INVESTMENT COMPANY: Term used by Internal Revenue Code to define a mutual fund.

REPURCHASE AGREEMENT: Agreement between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.

REVENUE BONDS: Municipal bonds that usually are payable only from the revenues derived for a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source.

RISK: The possibility that you may lose all or part of your investment, that the value of your investment will decrease, or that you will receive little or no return on your investment. There are many kinds of risks in investing. See also ECONOMIC RISK, FINANCIAL RISK, INFLATION RISK, and MARKET RISK.

ROLLOVER IRA: An IRA that receives its funding through a distribution made from another retirement plan, often because of the employee's termination of employment from the retirement plan's sponsoring employer.

SARSEP-IRA: A retirement plan that permits the employees to make contributions through salary reduction agreements.

SEC: The U.S. Securities and Exchange Commission.

SEP-IRA: A retirement plan that permits employers to make contributions to their employees' IRAs. If the employer permits the employees to make contributions through salary reduction agreements, it is often called a SARSEP-IRA.

SECURITIES: Financial instruments, usually stocks, bonds, money market instruments, or mutual fund shares that are issued by corporations; municipalities; state, local, or national governments; or investment companies to raise or borrow money or give the public an opportunity to participate in the growth of a company.

SIMPLIFIED EMPLOYEE PENSION (SEP): A retirement plan that permits employers to make contributions to their employees' IRAs. If the employer permits the employees to make contributions through salary reduction agreements, it is often called a SARSEP- IRA.

STANDARD & POOR'S INDEX: Also known as the STANDARD & POOR'S 500; Standard & Poor's Corporation is a subsidiary of McGraw-Hill, Inc. that provides a number of investor services. The S&P 500 is a measure of the changes in stock market conditions based on the average performance of 500 widely held common stocks. This index is considered the benchmark for large stock investors.

S&P SMALL CAP 600 INDEX (S&P SMALL CAP): Introduced in October 1994 to track small cap stocks. It contains companies chosen by a committee at Standard & Poor's for their size, industry characteristics, and liquidity. None of the companies in the S&P Small Cap overlap with the S&P 500 or S&P Mid Cap. However, some companies in the S&P Small Cap are larger than the S&P Mid Cap or S&P 500.

S&P MID CAP 400 INDEX (S&P MID CAP): Contains companies chosen by a committee at Standard & Poor's for their mid cap size and industry characteristics. None of the companies in the S&P Mid Cap overlap with the S&P 500 or S&P Small Cap. Some companies in the S&P Mid Cap, however, are larger than those in the S&P 500 and smaller than those in the S&P Small Cap. This is a function of the normal drift that takes place in any index as some companies' stock prices appreciate and those of others depreciate.

STRUCTURED SECURITIES: Securities that have a value linked to currencies, interest rates, commodities, indices or other financial indicators. Typically, these securities are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. For example, goldstructured securities may provide for maturity values that depend on the price of gold, resulting in securities whose prices tend to rise and fall together with gold prices.

TOTAL RETURN: The combination of the change in price of an investment plus any income (or other distributions), it is expressed as a percentage gain or loss in the investment's value.

TRANSFER AGENT: An agent appointed by a mutual fund to maintain records of shareholders, and issue share certificates.

TRUST: An arrangement that permits one party, the Trustee, to hold legal title and control property for the benefit of another party, the beneficiary.

TURNOVER: Also called the PORTFOLIO TURNOVER RATE; the percentage change in the assets held by the Fund due to its purchases and sales. A portfolio turnover rate of 100% means that the Fund has purchased and sold securities equal to 100% of the Fund's total net asset value for the year.

12B-1 DISTRIBUTION/SERVICE FEE: The fee a mutual fund charges shareholders to cover the expenses the fund has for shareholder service, advertising, promoting, and selling shares in the fund, also called distribution fee.

VARIABLE OR FLOATING RATE BONDS: Variable or floating rate debt obligations bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate formulas are designed to result in a market value for the instruments that approximate their par values, reducing the effect of changing market conditions on their underlying market values.

VARIABLE RATE MASTER NOTES: unsecured obligations, redeemable on notice, that permit investment of varying amounts at varying interest rates according to an agreement with the issuer.

VOLATILITY: The measure of the rise and fall of the price of a security over a stated period of time.

YIELD: The annual return on an investment (from dividends or interest) expressed as a percentage of either cost or current price.

ZERO COUPON BONDS: Bonds that the issuer issues at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity reflecting the market rate of the security at the time of issuance.

The AAL Mutual Funds
c/o Firstar Trust Company
615 East Michigan Street
P.O. Box 2981
Milwaukee, WI 53201-2981

APPENDIX: SECURITY RATINGS

RATINGS IN GENERAL

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, the Adviser and Sub-Adviser believe that the quality of debt securities in which The Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Duff & Phelps Credit Rating Co., Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. four major nationally recognized statistical rating organizations.

DUFF & PHELPS
RATING SCALE DEFINITION
------------ ----------
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. AA Risk is modest but may vary slightly from time to time AA- because of economic conditions.

A+ Protection factors are average but adequate. However A risk factors are more variable and greater in periods of A- economic stress.

BBB+ Below average protection factors but still considered BBB sufficient for prudent investment. Considerable BBB- variability in risk during economic cycles.

BB+ Below investment grade but deemed likely to meet ob- BB ligations when due. Present or prospective financial BB- protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+ Below investment grade but deemed likely to meet ob- B ligations when due. Present or prospective financial B- protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

CCC Well below investment grade securities.  Considerable  uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and or interest payments.

DP Preferred stock with dividend arrearages.


MOODY'S RATING
SCALE DEFINITIONS
----- -----------
Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are general known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rate C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category ; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category

STANDARD & DEFINITIONS
POOR'S RATING
SCALE

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degrees.

A Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CC,CC,C Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BBB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Averse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major category.

FITCH INVESTMENT DEFINITIONS
GRADE BOND
RATINGS:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NR NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or Minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER RATINGS

RATINGS BY DUFF & PHELPS

Category 1: Top Grade

Duff 1 plus Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

RATINGS BY MOODY'S

Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations. Moody's employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 --highest quality; Prime 2--higher quality; Prime 3--high quality.

RATINGS BY STANDARD & POOR'S

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTE RATINGS

RATINGS BY MOODY'S

MIG 1. This designation category denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation category denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation category denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

RATINGS BY S & P

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest. Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment. Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES

S & P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (for example, AAA/A-1+.) Normally demand notes receive note rating symbols combined with commercial paper symbols (for example SP-1+/A-1+.)

 [AAL LOGO APPEARS HERE]

 The AAL Mutual Funds
 ----------------------------------------------------------------
 222 West College Avenue, Appleton, WI 54919-0007
 800-553-6319


Board of Trustees
-------------------------------------------------------------------------------
 John H. Pender D. W. Russler
 Chairman of the Board F. Gregory Campbell
 Richard L. Gady Richard L. Gunderson
 Lawrence M. Woods Ronald Anderson

Officers
-------------------------------------------------------------------------------
H. Michael Spence Robert G. Same
 President Vice President Secretary
Terrance P. Gallagher Joseph F Wreschnig
Treasurer Assistant Secretary
Charles D. Gariboldi, Jr.
Assistant Treasurer

Investment Adviser & Distributor
-------------------------------------------------------------------------------
 AAL Capital Management Corporation
 222 West College Avenue
 Appleton, WI 54919-0007

Transfer Agent & Disbursing Agent
-------------------------------------------------------------------------------
 Firstar Trust Company
 615 East Michigan Street
 P.O. Box 2981
 Milwaukee, WI 53201-2981

Sub-Adviser - AAL International Fund
-------------------------------------------------------------------------------
Societe Generale Asset Management Corp.
1221 Avenue of the Americas
New York, NY 10020

Custodian (except for The AAL International Fund)
Firstar Trust Company
 615 East Michigan Street
 P.O. Box 2981
 Milwaukee, WI 53201-2981

Custodian - The AAL International Fund
The Chase Manhattan Bank, N.A.
Chase Metro Tech Center
Brooklyn, NY  11245


Independent Accountants
-------------------------------------------------------------------------------
Price Waterhouse LLP
Suite 1500
100 East Wisconsin Avenue
Milwaukee, WI 53202

Legal Counsel
-------------------------------------------------------------------------------
 Quarles & Brady
 411 East Wisconsin Avenue
 Milwaukee, WI 53202

                              The AAL Mutual Funds
                             222 West College Avenue
                             Appleton, WI 54919-0007
                     Telephone (414) 734-5721, 800-553-5319
                                TDD 800-684-3416


                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated January 8, 1997


The AAL Capital Growth Fund:  Investing In Large Company Stocks

The AAL Mid Cap Stock Fund (Formerly Known As The AAL Smaller Company Stock Fund): Investing In Mid-Sized Company Stocks

The AAL Small Cap Stock Fund:  Investing In Small Company Stocks

The AAL International Fund:  Investing In Foreign Securities

The AAL Utilities Fund:  Investing In Public Utilities Securities

The AAL Bond Fund:  Investing In Investment Grade Bonds

The AAL Municipal Bond Fund:  Investing In Tax-Exempt Municipal Securities

The AAL High Yield Bond Fund:  Investing in Non-Investment Grade Securities

The AAL Money Market Fund:  A Money Market Investment

         This Statement of Additional Information is not a prospectus, but provides additional information which should be read in conjunction with the Prospectus of The AAL Mutual Funds dated January 8, 1997 and any supplements thereto. The Funds' Prospectus may be obtained at no charge by writing or telephoning your AAL Capital Management Corporation Registered Representative or The AAL Mutual Funds at the address and telephone number above. Two additional series: The AAL U.S. Government Zero Coupon Bond Fund, Series 2001; and The AAL U.S. Government Zero Coupon Bond Fund, Series 2006, are described in a separate Prospectus and Statement of Additional Information.

         In this Statement of Additional Information, The AAL Mutual Funds may be referred to as the "Trust," and The AAL Capital Growth, Mid Cap Stock (f/k/a The AAL Smaller Company Stock Fund), Small Cap Stock, International, Utilities, Bond, Municipal Bond, High Yield Bond, and Money Market Funds may be referred to collectively as the "Funds" or individually as a "Fund." Terms not otherwise defined have the same meaning as in the Prospectus.



         Table of Contents

Investment Objectives And Policies.............................................

Investment Techniques..........................................................

Investment Restrictions........................................................

Purchases And Redemptions; Pricing Considerations..............................

Investment Advisory Services...................................................

Compensation of The Board of Trustees..........................................

Distributor....................................................................

Distribution Plan..............................................................

Portfolio Transactions.........................................................

Dividends, Distributions And Taxes.............................................

Calculation Of Yield And Total Return..........................................

General  ......................................................................

Shareholder Maintenance Agreement..............................................

Independent Accountants........................................................

Financial Statements...........................................................

Investment Objectives And Policies

The following information supplements the discussion of the Funds' respective investment objectives and policies described in the Prospectus. In pursuing their respective objectives, each Fund invests as described below and employs the investment techniques described in the Prospectus and elsewhere in this Statement of Additional Information. Each Fund's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that Fund. A "majority of the outstanding voting securities" means the approval of the lesser of: (i) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund.

The AAL Capital Growth Fund:  Investing In Large Company Stocks


This Fund seeks long-term capital growth by investing in a diversified portfolio of common stocks, and securities convertible into common stocks.


The AAL Mid Cap Stock Fund (Formerly Known As The AAL Smaller Company Stock Fund): Investing In Mid-Sized Company Stocks

This Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of mid-sized companies with a market capitalization of between $100 million and $5 billion, focusing on those with a market capitalization of between $400 million and $3.5 billion. Prior to July 1, 1996 The AAL Mid Cap Stock Fund was known as The AAL Smaller Company Stock Fund.

The Fund is designed for  long-term  investors  who are able to accept the risks
associated  with  seeking   capital   appreciation  by  investing  in  mid-sized
companies.

The AAL Small Cap Stock Fund:  Investing In Small Company Stocks

This Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of small-sized companies with a market capitalization of less than $1 billion.

The Fund is designed for long-term investors who are able to accept the risks associated with seeking capital growth by investing in small companies.

The AAL International Fund:  Investing In Foreign Securities

This Fund seeks capital growth by investing primarily in a diversified portfolio of foreign securities.

The Fund is designed for long-term investors who are able to accept the risks associated with seeking capital growth by investing in foreign securities.


The AAL Utilities Fund:  Investing In Public Utilities Securities

This Fund seeks current income, long-term growth of income and capital appreciation, by investing primarily in a diversified portfolio of equity and debt securities of companies in the public utilities industry.

The AAL Bond Fund:  Investing In Investment Grade Bonds

This Fund seeks a high level of current income, consistent with preservation of capital, by investing primarily in a diversified portfolio of investment grade bonds and other debt securities. Prior to July 1, 1992, The AAL Bond Fund was known as The AAL Income Fund.

The AAL Municipal Bond Fund:  Investing In Tax-Exempt Municipal Securities

This Fund seeks a high level of current income that is exempt from federal income taxes, consistent with preservation of capital, by investing primarily in a diversified portfolio of municipal securities.


The AAL High Yield Bond Fund:  Investing in Non-Investment Grade Securities

This Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high yield, high risk bonds ("High Yield Bonds").


The AAL Money Market Fund:  Investing In Money Market Instruments

This Fund seeks a high level of current income consistent with preservation of capital and liquidity by investing in a diversified portfolio of high-quality, short-term money market instruments.

Investment Techniques

Each of the Funds may use the techniques described in the Prospectus and in the Statement of Additional Information in pursuit of its investment objective.

Lending Portfolio Securities


Subject to restriction (4) under "Investment Restrictions," below, a Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies. The Adviser and/or Sub-Adviser for The AAL
International Fund will monitor the creditworthiness of any firm with which a Fund engages in securities lending transactions. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Adviser's and/or Sub-Adviser for The AAL International Fund's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including: (a) possible decline in the value of the collateral or in the value of the securities loaned during the period when the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


Repurchase Agreements

The Funds maintain procedures for evaluating and monitoring the creditworthiness of firms with which they enter into repurchase agreements. A Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

When-issued and Delayed Delivery Securities


A Fund may purchase securities on a when-issued or delayed-delivery basis, as described in the Prospectus. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser and/or Sub-Adviser for The AAL International Fund deems it advisable for investment reasons.


At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Fund and held by the Funds' custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Convertible Bonds

The Funds, except for The AAL Money Market Fund, may invest in convertible bonds, subject to any restrictions on the quality of the bonds in which the Fund may invest, and retain any stocks received upon conversion that do not fall within the Fund's investment parameters to permit orderly disposition, to establish a long-term holding basis for Federal income tax purposes, or to seek capital growth.

Rated Securities


If the rating of a Fund security is lost or reduced, the Fund is not required to sell the security, but the Adviser and/or the Sub-Adviser for The AAL International Fund will consider such fact in determining whether that Fund should continue to hold the security. With respect to The AAL Money Market Fund, however, the Fund will sell downgraded commercial paper to the extent required to comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"). To the extent that the ratings given by Nationally Recognized Statistical Rating Organizations for debt securities change as a result of changes in such organization, or changes in their rating systems, a Fund will attempt to use comparable ratings as standards for its investments in debt securities in accord with its investment policies.

High Yield Bond Market -- The AAL International and High Yield Bond Funds

The AAL International Fund and The AAL High Yield Bond Fund invest in high yield, high risk bonds, with The AAL High Yield Bond Fund normally investing at least 65% of its assets in such securities. While the market for high yield bonds has existed for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high yield bond market, especially during periods of economic recession. From 1989 to 1991, the percentage of lower quality securities that defaulted rose significantly above prior default levels. However, the default rate decreased subsequently.

The AAL High Yield Bond Fund may invest in Iower rated asset and mortgage-backed securities, including interest in pools of lower-rated bonds, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities (the separate income or principal components). Changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. These bonds also may be subject to prepayment risk. During periods of declining interest rates, prepayment of the loans and mortgages underlying these securities tend to accelerate. Accordingly, any prepayments on these securities held by the Fund reduces our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities -- The AAL Bond and High Yield Bond Funds

The AAL Bond and High Yield Bond Funds may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities, which are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued a specified coupon rate and has a stated maturity or final distribution date. Principal payments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturity or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a CMO's series in many ways. In a common structure, payment of principal on the underlying mortgages are applied according to scheduled cash flow priorities to classes of a CMO's series.

There are many classes of CMOs. There are interest only's ("IOs"), which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities ("Mortgage Assets"). There are also principal only's ("POs"), which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

As to IOs, POs, inverse floaters and accrual bonds, each Fund may not invest more than 7.5% of its net assets in any one of these obligations at any one time, and more than 15% of its net assets in all such obligations at any one time.

Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Funds' investments due to decline in interest rates. The Funds would be adversely affected by the purchase of such CMOs in the event of a increase in the interest rates because the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or Z bondholder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal that is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest that was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche that pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

Structured Securities -- The AAL International and High Yield Bond Funds

The AAL International and High Yield Bond Funds may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. The securities differ from other securities in which the Funds may invest in several ways. For example, the coupon, dividend and/or redemption amount at maturity may be increased or decreased depending on the value of the underlying instrument. Investment in structured securities involves certain risks. In addition to the credit risk of the issuer and the normal risks of changes in interest rates, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable at maturity. Finally, structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes

Except for The AAL Municipal Bond Fund, the Funds may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal at any time. Except for The AAL High Yield Bond Fund, the notes purchased by the Funds must either be rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization or have been issued by an issuer that has received a rating from the requisite Nationally Recognized Statistical Rating Organizations, in the top categories with respect to a class of short-term debt obligations that is now comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable rate master demand notes only when the investment adviser deems the investment to involve minimal credit risk.

Portfolio Turnover -- The AAL Bond, Municipal Bond and High Yield Bond Funds

As noted in the Prospectus, portfolio turnover rates in excess of 100% may increase brokerage and other trading expenses incurred by a Fund. The AAL Bond Fund's portfolio turnover rate increased from 44.57% for the fiscal year ended on April 30, 1995, to 125.77% for the fiscal year ended on April 30, 1996. The increase reflected the activities of a new portfolio manager, who repositioned the Fund to reflect his style of investing within the Fund's investment paramaters. The AAL Municipal Bond Fund's portfolio turnover rate for the year ended on April 30, 1996 was 130.52%. The turnover rate reflects the portfolio manager's pursuit of total return (growth and income) in the municipal securities market.

In seeking its objectives, The High Yield Bond Fund will buy or sell portfolio securities whenever the Adviser believes it appropriate. The Adviser's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. As a result, The AAL High Yield Bond Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate is not a limiting factor when considering a change in the Fund's portfolio.

Options And Futures

The Funds, except for The AAL Money Market Fund, may engage in options, futures and options on futures transactions that constitute bona fide hedging or other permissible risk management transactions. The Funds will follow the requirements of the SEC and the Commodities Futures Trading Commission and set aside liquid assets in a separate account to secure a Fund's potential obligations under its futures or options positions.

As the writer of a covered call option, a Fund may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option. However, if the market value of the security declines, writing a call option would reduce the amount of any decline sustained to the extent of the premium income received from the sale of the covered call option. Additionally, in periods when the market is neutral or declining, additional incremental income can be achieved by writing options and receiving the premiums. In addition, through the writing and purchase of options and the purchase and sale of futures contracts and related options, a Fund may at times seek to enhance current returns or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

If additional types of options, futures contracts, or futures options are traded in the future, a Fund may also use those investment vehicles provided that the Board of Trustees determines that their use is consistent with a Fund's investment objective.

         Options on Securities and Indexes

Options and futures may be purchased and sold on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. In addition, agreements sometimes called cash puts may accompany the purchase of a new issue of bonds from a dealer. Currently there are no publicly traded options on tax-exempt securities.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (call) or sell to (put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Funds, except for The AAL Money Market Fund, will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. For a call option on an index, the option is covered if a Fund maintains with their custodian cash or cash equivalents equal to the contract value. A call option also is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call purchased is: (i) equal to or less than the exercise price of the call; or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is covered if a Fund maintains a cash or cash equivalents equal to the exercise price in a segregated account with their custodian. A put option also is covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by The Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred liability. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on security, it would not be able to sell the underlying security unless the option expires without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to a Fund; however, such losses may be mitigated by changes in the value of a Fund's portfolio securities during the period the option was outstanding.

         Futures Contracts and Options on Futures Contracts

A Fund may use interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; GNMA certificates; three-month U.S. Treasury bills; 90 day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded. A Fund may engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Trustees, they are appropriate hedging instruments for a Fund.

A Fund may purchase (and, if the Commodity Futures Trading Commission grants certain regulatory relief, write) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as it is required by regulatory authorities having jurisdiction over a Fund, it will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Fund's securities or the price of the securities that a Fund intends to purchase. A Fund's hedging may include sales of futures contracts, as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.


The success of any hedging technique depends on the Adviser and/or Sub- Adviser for The AAL International Fund correctly predicting changes in the level and direction of interest rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results, but presumably at greater transaction costs.


A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, a Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund also is required to deposit and maintain margin on any put and call options on futures contracts that it has written. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain. If the offsetting purchase price is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain. If the offsetting price is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in the speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading, such as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures options position. In such a case, a Fund would continue to be required to meet margin requirements until the position is closed. In addition, some of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Limitations on Options and Futures

A Fund will not enter into a futures contract or purchase an option there on If: the initial margin deposits for futures contracts held by a Fund plus premiums paid by it for open futures options positions less the amount by which any such positions are "in the money" exceed 5% of a Fund's net assets. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract or writing a put on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount such option is in the money until the option expires or is closed out by a Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Rules and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value," of each long position in a commodity contract in which a Fund invests will not at any time exceed the sum of:

          (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated, high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

          (2) Unrealized appreciation on the contract held by the broker; and

          (3) Cash proceeds from existing investments due in not more than 30 days.

"Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

As long as the Fund continues to sell its shares in certain states, the Fund's options transactions will also be subject to some of the non-fundamental restrictions set forth in this Statement of Additional Information.

         Taxation of Options and Futures

If a Fund exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement of options and futures options, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option is outstanding.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, a Fund also realizes a capital gain or loss on those securities.

For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark to market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

A Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised of the nature of the payments. Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts

A Fund may enter into certain option, futures, and forward foreign exchange contracts that will be treated as Section 1256 contracts or straddles under the Internal Revenue Code.

Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. A Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distribution.

Options, futures and forward foreign exchange contracts that offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.

In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Pending tax regulations could limit the extent that net gains realized from options, futures or foreign forward exchange contracts on currencies are qualifying income for purposes of 90% requirement. In addition, gains realized on the sale of other disposition of securities, including options, futures or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of a Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, a Fund may be required to defer the closing out options, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that the unrealized gains on Section 1256 options, future and foreign forward exchange contracts, which had been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes, will be considered gains on securities or currencies held for three months or more for purposes of the 30% test.

Foreign Securities - The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, and Bond Funds

The AAL Capital Growth, Mid Cap Stock and Small Cap Stock Funds may invest in foreign securities, but only if such securities are listed and traded on a U.S. national securities exchange. The AAL Bond Fund may invest in debt securities of foreign issuers that are payable in U.S. dollars. Foreign securities may represent a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers. These Funds do not intend to invest more than 5% of their net assets in foreign securities.


Foreign Securities - The AAL International, Utilities and High Yield Bond Funds


The AAL Utilities Fund may invest up to 20% of its net assets in foreign securities. The Fund may also invest in foreign securities in domestic markets through depository receipts and securities of foreign issuers that are traded on a registered American stock exchange or the NASDAQ National Market System without regard to the 15% limitation.


The AAL High Yield Bond Fund may invest up to 15% of its net assets in foreign bonds. At this time, the Fund intends to limit its purchases of foreign bonds to those trading in the U.S.

The AAL International Fund normally invests at least 65% of its total assets in foreign securities primarily trading in at least 3 different countries, not including the U.S.


Foreign investments may involve risks that are in addition to the risks inherent in U.S. securities. In many countries there is less public information available about issuers and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies into U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit to shareholders. Obtaining and enforcing judgments, when necessary, in foreign countries may be more difficult and expensive than in the U.S. Although these Funds intend to invest in securities of issuers of stable and developed countries, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage or political or social instability that could affect investments in such countries.


The AAL International and Utilities Funds may invest in ADRs without limit. ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The AAL International and Utilities Funds may invest in sponsored and unsponsored ADRS.

In addition to ADRS, The AAL International Fund may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. The Adviser (and/or Sub-Adviser for The AAL International Fund) considers investments in ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying equity securities for purposes of diversification.

         Classification of Foreign Markets -- The AAL International Fund

Foreign markets are often classified as mature or emerging. The countries in which The AAL International Fund may invest are classified below. The Fund may also invest in additional countries when such investments are consistent with the Fund's objective and policies.

Mature: Australia, Austria, Belgium, China, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

Emerging: Argentina, Brazil, Chile, Czech Republic, Ecuador, Greece, Hungary, India, Indonesia, Jamaica, Kenya, Israel, Jordan, Malaysia, Mexico, Morocco, Nigeria, Pakistan, People's Republic of China, Peru, Phillippines, Poland, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Vietnam.


Foreign Currency Transactions -- The AAL International, Utilities and High Yield Bond Funds


To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, The AAL International, Utilities Fund and High Yield Bond Funds may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.


When the Adviser and/or Sub-Adviser for the International Fund believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, they may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser and/or Adviser for the International Fund considers the long term prospects for a particular currency and incorporate the prospects into their overall long term diversification strategies. The Adviser and Sub-Adviser for The AAL International Fund believes that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of a Fund will be served.


At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It is important to note that: (1) a foreign currency hedge transactions does not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities decline due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if: (1) the market value of a Fund's securities are less than the amount of the foreign currency the Fund is obligated to deliver; and (2) a decision is made to sell the foreign securities and make delivery of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Also a Fund may not be able to hedge against a currency devaluation at a price above the anticipated level where the market itself has generally anticipated the currency's devaluation.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Options and Futures Relating to Foreign Currencies - The AAL International, Utilities and High Yield Bond Funds

The AAL International, Utilities and High Yield Bond Funds may purchase and sell currency futures and purchase and write currency options to increase or decrease their exposure to different foreign currencies. They also may purchase and write currency options in conjunction with the currency futures or forward contracts of another series of the Funds. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.


Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly overtime.

Privately Issued Securities:  The AAL Money Market Fund

Securities in which The AAL Money Market Fund may invest include securities issued by major corporations without registration under the Securities Act of 1933 in reliance on certain exemptions, including the "private placement" exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in it, thus providing liquidity. In the opinion of the Adviser,
Section 4(2) paper is no less liquid or saleable than commercial paper issued without legal restrictions on disposition. However, should a section 4(2) paper issue be deemed illiquid by the Adviser, the Fund would purchase such security only in accordance with its limitations on illiquid securities. See "Additional Investment Factors and Risks Regarding the Funds -- Illiquid and Restricted Securities" in the Prospectus.


Variable Rate Demand Notes--The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Bond, High Yield Bond and Money Market Funds

The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Bond, High Yield Bond and Money Market Funds (subject to Rule 2a-7) may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal at any time. The notes purchased by the Funds must either be rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization or have been issued by an issuer that has received a rating from the requisite Nationally Recognized Statistical Rating Organizations, in the top categories with respect to a class of short-term debt obligations that is now comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable rate master demand notes only when the investment adviser deems the investment to involve minimal credit risk.


Investments In Other Investment Companies

An investment by a Fund in other investment companies, which is limited by fundamental investment restriction 14 below, may cause a Fund to increase payments of administration and distribution expenses.

Investment Restrictions


         Each Fund operates under the following investment restrictions. A Fund may not:
         (1) invest more than 5% of its net assets (or 5% of The AAL International Fund's total assets or 5% of The AAL High Yield Bond Fund's total assets), taken at value at the time of each investment, in the securities (including repurchase agreements) of any one issuer (for this purpose, the issuer(s) of a debt security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except that up to 25% of its net assets (or 25% of The AAL lnternational Fund's total assets or 25% of The AAL High Yield Bond Fund's total assets) may be invested without regard to this limitation and provided that such restrictions shall not apply to obligations issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;


         (2) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

         (3) make short sales of  securities  or maintain a short  position,  or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except for the described transactions in options, futures, options on futures and short sales against the box;

         (4) make loans to other persons, except that the Fund reserves freedom of action, consistent with its other investment policies and restrictions and as described in the Prospectus and this Statement, to:
         (a) invest in debt obligations, including those which are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans; (b) enter into repurchase agreements; and
         (c) lend portfolio securities, provided that the Fund may not loan securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         (5) issue senior securities or borrow, except that the Fund may borrow in amounts not in excess of 10% of its net assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (the Funds will not borrow to increase income, but only to meet redemption requests which otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowings will reduce net income);

         (6) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund except as may be necessary in connection with and subject to the limits in restriction (5);

         (7) underwrite any issue of securities, except to the extent that the purchase of securities directly from an issuer thereof in accord with a Fund's investment objectives and policies may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities a Fund may be deemed an underwriter under federal securities laws;

         (8) purchase or sell real estate, or real estate limited partnership interests provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

         (9) purchase or sell commodities or commodity contracts except that a Fund may purchase or sell futures and options thereon for hedging purposes as described this Statement;


         (10) invest more than 25% of its net assets (or 25% of The AAL International Fund's total assets or 25% of The AAL High Yield Bond Fund's total assets), taken at current value at the time of each investment, in securities of non governmental issuers whose principal business activities are in the same industry, except for The AAL Utilities Fund. [The Funds interpret this restriction to prohibit any Fund from investing 25% or more of its net assets (or 25% or more of The AAL International Fund's total assets or 25% or more of The AAL High Yield Bond Fund's total assets) in any single industry or issuer (except the U.S. government or any agency or instrumentality thereof). Under normal circumstances, The AAL Utilities Fund invests at least 65% of its total assets in the securities of public utility companies];


         (11) invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utility, although a Fund may invest in securities of enterprises engaged in oil, gas or mineral exploration;

         (12) invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of a Fund's net assets (taken at current value at the time of such investment) would be invested in such securities;


         (13) except for The AAL High Yield Bond Fund, invest in any security if as a result a Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years;

         (14) purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a Fund's net assets (or 10% of the value of The AAL International Fund's total assets or 10% of the value of The AAL High Yield Bond Fund's total assets), to be invested in investment company securities provided that: (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by a Fund or more than 5% of the value of a Fund's net assets (or 5% of the value of The AAL International Fund's total assets or 5% of the value of The AAL High Yield Bond
         Fund's total assets) would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization; or


         (15) purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.


Each of the above restrictions (1) through (15), as well as each Fund's investment objective, except for The AAL High Yield Bond Fund, is a fundamental policy. In addition, each Fund may not, so long as it publicly offers its shares for sale in certain states: (a) buy or sell a call option unless, (i) the option is issued by the Options Clearing Corporation, an exchange, NASDAQ or similar entity, and (ii) the security underlying the option is listed on an exchange or similar entity or is a U.S. Government or Federal agency obligation; (b) invest more than 5% of its net assets (valued at the time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange; (c) write a put option except as a closing transaction or purchase a put option if the aggregate premiums paid for all such options exceed 2% of its net assets (less the amount by which any such positions are in the money), excluding puts purchased as closing transactions; (d) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors of the Fund or by partners of its Adviser who own individually more than 1/2 of 1 % of its securities; (or (e) with regard to The AAL Money Market Fund, invest in warrants or other mutual fund shares not in connection with a merger, consolidation or reorganization.


Purchases And Redemptions; Pricing Considerations

Purchases and redemptions are discussed in the Prospectus under the headings "How to Buy Shares," "How to Sell (Redeem) Shares," and "Net Asset Value," and that information is incorporated herein by reference.

The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, the third Monday in February, Good

Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.


The Funds determine the net asset value by adding up the value of a Fund's assets, subtracting the Fund's liabilities, and dividing the balance by the total number of shares outstanding. In determining the current market value for securities traded or listed on an exchange, we use the last sale price on the exchange where the securities primarily trade. For securities that have readily available market quotations, we use an over-the-counter or exchange bid quotation. When a Fund holds securities or other assets that do not have readily available market quotations or are restricted, the Fund values them at fair market value, as determined in good faith by management under the direction of the Board of Trustees. The Funds may use pricing services in determining the current or fair market value of securities held in their portfolios. The Funds value money market instruments with a remaining maturity of 60 days or less on an amortized costs basis. The Funds comply with the SEC's requirements for using an amortized cost valuation method.

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities or foreign securities. The Funds may, and generally will, value debt securities on the basis of valuations furnished through a pricing service or services approved by the Board of Trustees. A pricing service generally will determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders.

Management prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If management does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when NYSE is not open and the Fund's net asset value is not calculated. When determining the net asset value of the Fund, management values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market in which the securities traded. Unless material as determined by management under the supervision of the Board of Trustees, events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the NYSE will not be reflected in such asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when the Fund is not accepting purchases or redemptions.


The Funds intend to pay all redemptions in cash and are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The AAL Money Market Fund - Amortized Cost Valuation

The AAL Money Market Fund values its portfolio securities on the basis of their amortized cost. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Fund may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

Although there is no assurance that it will be able to do so, the Fund will use its best efforts to maintain a constant net asset value of $1.00 per share for purchases and redemptions. The Board of Trustees has established procedures for this purpose, which procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument deemed to have a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those dollar denominated instruments that the Board of Trustees determines present minimal credit risks as advised by the Adviser, and will comply with the requirements as to the quality of certain portfolio securities specified by the SEC for money market funds using the amortized cost method of valuation and with certain reporting and record keeping procedures. There is no assurance that constant net asset value can be maintained at all times. In the event amortized cost ceases to represent fair value, the Board will take appropriate action.

Letter of Intent

Under a Letter of Intent, as described in the Prospectus, shares totaling 5% of the dollar amount indicated in the letter will be held in escrow by the Transfer Agent in the name of the purchaser. The Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the Purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. The Distributor will liquidate sufficient escrowed shares to obtain such difference after expiration of the Letter of Intent.

Investment Advisory Services

Please refer to the description of the Adviser, Advisory Agreement and Fees under "Management of the Trust" in the Prospectus, which is incorporated herein by reference.

The following Executive Officers of the Trust also serve as officers or directors of the Adviser as shown below:

H. Michael Spence            President, Director, President of AAL Capital
222 West College Avenue      Management Corporation since 1994, Vice
Appleton, WI 54919-0007      President 1991 to 1994, and Director from 1988 to
DOB 6/12/35                  1991

Robert G. Same               Secretary; Director, Senior Vice President and
222 West College Avenue      Secretary of AAL Capital Management
Appleton, WI 54919-0007      Corporation since 1987
DOB 7/28/45

Terrance P. Gallagher        Treasurer, Director, Chief Financial Office of AAL
222 West College Avenue      Capital Management Corporation since 1994,
Appleton, WI 54919           Senior Vice President since 1987 and Comptroller
DOB 9/20/58                  since 1992

Compensation of The Board of Trustees

The Fund makes no payments to any of its officers for services. However, any of the Trustees who are not officers or employees of the adviser or its parent are paid, by The AAL Mutual Funds, an annual fee of $10,000 and a fee of $1,000 per meeting. These fees are assessed ratably to each series of The AAL Mutual Funds. Trustees are reimbursed by The AAL Mutual Funds for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for The AAL Mutual Funds. For the fiscal year ended April 30, 1996, The AAL Mutual Funds paid an aggregate of $93,150.00 in Trustees' fees and expenses.



(1)               (2)                 (3)                 (4)               (5)               (6)
Name of           Capacities in       Aggregate           Pension or        Estimated         Total
Person            which               Remuneration        Retirement        Annual            Compensation
                  Remuneration                            Benefits          Benefits Upon     from
                  Received                                Accrued           Retirement        Registrant and
                                                          During                              Fund Complex
                                                          Registrant's                        Paid to
                                                          Last Fiscal                         Trustees*
                                                          Year
Ronald G.         Trustee             -                   -                 -                 N/A
Anderson
DOB 10/2/48
John H.           Trustee             -                   -                 -                 $1,500
Pender,
DOB 5/25/30
Richard L.        Trustee             -                   -                 -                 -
Gunderson,
DOB 6/14/33








F. Gregory        Trustee             $16,000             -                 -                 $23,500
Campbell,
DOB 12/16/39
D.W. Russler,     Trustee             $16,000             -                 -                 $23,500
DOB 10/28/28
Richard L.        Trustee             $16,000             -                 -                 $23,500
Gady,
DOB 2/28/43
Lawrence M.       Trustee             $16,000             -                 -                 $23,500
Woods,
DOB 4/14/32

*        The Fund complex includes the AAL Variable Product Series Fund, Inc.

The Adviser furnishes the Funds, at the Adviser's expense, with all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under the Advisory Agreement. The Adviser also will pay all compensation of Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of its Trustees other than those affiliated with the Adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust's custodian and transfer agent; (g) expenses incident to the issuance of the Trust's shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares,
(i) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (j) all other expenses incidental to holding meetings of the Trust's shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

The Adviser has agreed to reimburse each of the Funds monthly to the extent that total annual expenses (excluding taxes, interest and brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, but including fees paid to the Adviser and/or a Sub-Adviser) exceeds the applicable limits prescribed by any state in which the shares of such Fund are being offered for sale.

The Funds believe that currently the most restrictive state limits on annual expenses during any fiscal year are 2 1/2% of a Fund's average daily net assets up to

$30 million, 2% of the next $70 million and 1 1/2% thereafter. The Adviser reimbursed annual expenses in excess of 1.6% for The AAL Utilities Fund through April 30, 1994. In addition, the Adviser voluntarily assumed annual expenses of The AAL Bond Fund in excess of: 0.70 of 1 % of average daily net assets of the Fund for the period from September 19, 1987 through March 31, 1988; 0.80 of 1 % of average daily net assets for the period from April 1, 1988 through January 31, 1989; 0.90 of 1% of average daily net assets from February 1, 1989 through July 31, 1989; and 1.0% of average daily net assets from August 1, 1989 through December 31, 1991. The Adviser reimbursed The AAL Money Market Fund for all expenses of that Fund in excess of the following percentages of average daily net assets for the dates indicated: all expenses, March 1988; 0.10 of 1%, April 1988; 0.20 of 1%, May 1 through July 31, 1988; 0.30 of 1%, August 1, 1988; 0.50 of 1%, September 1 through October 3, 1988; 0.60 of 1%, October 4 through 16, 1988; 0.70 of 1%, October 17, 1988, through January 31, 1989; 0.80 of 1%,
February 1 through 14, 1989; 0.90 of 1%, February 15 through 28, 1989; and 1.0%, March 1, through May 30, 1989. The Adviser reimbursed The Money Market Fund by waiving 0.10 of 1% of its Advisory fee (to 0.30 of 1%), from August 19, 1992 and waiving the entire advisory fee from November 1, 1995. These waivers are voluntary and may be discontinued at any time. The Adviser reimbursed The AAL Municipal Bond Fund for all expenses of that Fund in excess of: 0.80 of 1% of average daily net assets for the period August 1, 1988 through January 31, 1989; and 0.90 of 1% of average daily net assets from February 1, 1989 through December 31, 1991. The assumption of expenses may be initiated, modified or discontinued by the Adviser, for any Fund, at any time. The Funds have paid advisory fees to the Adviser for the past three fiscal years ended April 30, 1996 as follows:


For the Year Ended      April 30, 1994      April 30, 1995        April 30, 1996
The AAL Capital         $5,418,238          $5,910,666            $7,332,620
Growth Fund
The AAL Mid Cap         $456,993            $1,443,406            $2,207,510
Stock Fund
The AAL Small Cap       N/A                 N/A                   N/A
Stock Fund
The AAL International   N/A                 N/A                   $182,656
Fund
The AAL Utilities       $3,374              $260,436              $445,179
Fund
The AAL Bond Fund       $2,430,869          $2,448,730            $2,410,603
The AAL Municipal       $1,924,353          $2,134,525            $2,215,237
Bond Fund

The AAL High Yield      N/A                 N/A                    N/A
Bond Fund
The AAL Money           $363,583            $335,173               $448,619
Market Fund


From its advisory fees, the Adviser pays the sub-advisory fees for The AAL International Fund in accordance with the formula set forth in the Prospectus. Prior to November 1, 1995, the Adviser paid sub-advisory fees from the Advisory fees received for The AAL Mid Cap Stock (f/k/a Smaller Company Stock Fund), Capital Growth, Utilities, Bond, Municipal Bond and Money Market Funds.


The Advisory Agreement and Sub-Advisory Agreement for The AAL International Fund provide that subject to Section 36 of the Act, neither the Adviser nor Sub-Adviser shall be liable to the Trust for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust and the performance of their duties under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreements.

The Trust has agreed to use its best efforts to change its name if the Adviser ceases to act as such with respect to the Funds. The continued use of the Trust's present name would create confusion in the context of the Adviser or its parent's business.

The Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons (as defined in the Act) of any party to the agreement on August 21, 1990, and was approved by the shareholders of The AAL Municipal Bond Fund on November 27, 1990, and The AAL Capital Growth, Bond and Money Market Funds on December 20, 1990. After December 20, 1990, the Advisory Agreement was approved for:

         The AAL Mid Cap Stock Fund (f/k/a The AAL Smaller Company Stock Fund) by the Board of Trustees on May 18, 1993, and the sole shareholder on June 30, 1993;

         The AAL Utilities Fund by the Board of Trustees on February 24, 1994, and the sole shareholder on March 18, 1994;


         The AAL International Fund by the Board of Trustees on May 23, 1995, and the sole shareholder on July 31, 1995;

         The AAL Small Cap Stock Fund by the Board of Trustees on February 23, 1996.


         The AAL High Yield Bond Fund by the Board of Trustees on May 29,  1996.

Class B shares for The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Utilities, Bond, Municipal Bond, High Yield Bond and Money Market Funds were approved by the Board of Trustees on , 1996, and the sole shareholder on January 2, 1997.

On October 16, 1995, the Board of Trustees terminated the Sub-Advisory Agreements (effective November 1, 1995) with, and approved the assumption of the duties by the Adviser of, the sub-advisers, Duff & Phelps Investment Management Co., and Pilgrim Baxter & Associates Ltd., for The AAL Capital Growth, Mid Cap Stock (f/k/a The Smaller Company Stock), Utilities, Bond, Municipal Bond and Money Market Funds. The Board of Trustees also approved reductions in the advisory fees for these Funds.

On May 23, 1995, the Board of Trustees, including a majority of the Trustees who were not interested persons (as defined in the Act) of any party to the agreement approved the current Sub-Advisory Agreement with Societe Generale Asset Management Corp. for The AAL International Fund.

The Advisory Agreement and Sub-Advisory Agreement will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the Act). The Advisory Agreement and Sub-Advisory Agreement are terminable upon assignment or at any time without penalty by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust. With respect to a particular Fund, the Advisory or Sub-Advisory Agreement, if any, is terminable by the vote of a majority of the outstanding shares of such Fund or by the Adviser on 60 days written notice to the Trust.


Distributor

AAL Capital Management Corporation is the exclusive underwriter for the Funds under a written Distribution Agreement, dated June 15, 1987, as amended, with the Funds. The underwriter offers the shares of the Funds for sale on a continuous basis through its field sales force.

Class A Shares: The public offering price of a Fund's Class A share is the net asset value next computed plus a sales charge that varies based on the quantity purchased. The public offering price of a Fund's Class A share is calculated by dividing the net asset value of the Class A share being purchased by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (See "Buying Shares In The Funds" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of a particular Fund alone or in combination with shares of all classes of the other Funds (as noted under "Right of Accumulation") by any person, including family members who live with the purchaser (i.e., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or Letter of Intent as set forth in the Prospectus. The Funds offer a reduction in the sales charges for non-profit organizations, charitable trusts, charitable remainder Unitrusts, endowments, AAL branches and congregations (See "50% Reduction" in the Prospectus).

The underwriter does not, and did not, receive compensation in connection with redemptions and repurchases or brokerage commissions for Class A shares.

The aggregate underwriting commissions received and the amount of commissions retained by the underwriter for the past three years ended April 30, 1996 for Class A Shares were as follows:


For Fiscal Year Ended       Aggregate Commissions           Retained Commissions
April 30, 1994              $25,776,162                      $4,846,750
April 30, 1995              $13,705,723                       $837,983
April 30, 1996              $17,870,771                      $5,027,588

Class B Shares: The public offering price of a Fund's Class B share is the net asset value (See "Buying Shares in the Funds" in the Prospectus). The Funds began offering Class B shares on January 8, 1997. Therefore, as of the date of this Statement, the Underwriter has not received any Commissions for the sale of Class B shares.

         General

AAL Capital Management Corporation also acts as exclusive underwriter for two additional series of The AAL Mutual Funds: The AAL U.S. Government Zero Coupon Target Fund, Series 2001; and The AAL U.S. Government Zero Coupon Target Fund, Series 2006.

Distribution Plan

The Trust has adopted a distribution plan for Class A and Class B shares (the "Distribution Plan") pursuant to Rule 12b-1 (the "Rule") under the Act.

The Plan authorizes the distributor to make certain payments (either as a "12b-1 Distribution Fee" or a "Service Fee") to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of the Funds' shares (such as sale or placement of the Funds' shares, or administrative assistance, such as maintenance of sub-accounting or other records). The Plan also authorizes the Distributor to purchase advertising for shares of the Funds, to pay for sales literature and other promotional material, and to make payments to its sales personnel.

Any payments paid under the Plan to qualified recipients or expenses will be reimbursed or paid by the Funds for Class A and Class B shares as follows:


Class A shares -- The AAL Capital Growth, Mid Cap Stock (f/k/a The Smaller Company Stock Fund, Small Cap Stock, International, Utilities, Bond, Municipal Bond, High Yield Bond, and Money Market Funds -- In a given fiscal year, the Funds, pursuant to the Plan, will pay up to a limit of 0.25 of 1% of the average net assets (0.125 of 1% for The AAL Money Market Fund) as a Service Fee for Class A shares. Pursuant to the Plan, the Funds will not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Since August 19, 1992 and October 1, 1992, the Distributor has reimbursed
0.025 of 1% and the entire 0.125 of 1%, respectively, of the fees under Plan for The AAL Money Market Fund (Prior to January 8, 1997, the Funds described the
0.025 of 1% fee as a 12b-1 Distribution Fee). This continuing reimbursement is voluntary and may be modified or discontinued at any time; and

Class B shares -- The AAL Capital Growth, Mid Cap Stock (f/k/a The AAL Smaller Company Stock Fund), Small Cap Stock, International, Utilities, Bond, Municipal Bond, High Yield Bond and Money Market Funds -- In a given fiscal year, the Funds, pursuant to the Plan, will pay up to a limit of 0.75 of 1% of the average daily net assets as a 12b-1 Distribution Fee and up to a limit of 0.25 of 1% (0.125% for the AAL Money Market Fund) of the average daily net assets as a Service Fee for Class B shares. Pursuant to the Plan, the Funds will not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years.


The Plan states that if and to the extent that any of the payments by a Fund for Class A and Class B shares are considered to be "primarily intended to result in the sale of shares" issued by a Fund within the meaning of the Rule, such payments by a Fund are authorized without limit under the Plans and shall not be included in the limitations contained in the Plan, including: (a) the costs of the preparation, printing and mailing of all require reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(b) the costs of preparing, printing and mailing of all prospectuses to shareholders; (c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (e) all fees and expenses relating to the qualification of the Funds and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance, (h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (i) all costs of responding to telephone or mail inquiries of shareholders.

The Plan also states that the costs of distribution of the Trust's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Funds to the Adviser. If and to the extent that any investment advisory fees paid by the Funds might, in view of any excess distribution costs and the common ownership of the Adviser and Distributor, be considered as indirectly financing any activity that is primarily intended to result in the sale of shares issued by the Funds, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which the Trust is a party, the Board of Trustees, including its Trustees who are not "interested persons" as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("Qualified Trustees"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the Act.

The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Trustees, and the Trustees shall review, the following: (a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payments was were made; (b) the amounts of expenses and the purpose of each such expense; and (c) all costs of the other payments specified in the Plans (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter. The aggregate amount paid by the Funds to the

Distributor under the Plan for Class A shares for the fiscal year ended April 30, 1996, and the manner in which this amount was spent is as follows:


Gross 12b-1 Fees Paid by the Funds                                $6,251,972
-------------------------------------------------------------------------------
                                  Expenditures
-------------------------------------------------------------------------------
Compensation to Registered Representatives                        $5,883,885
Other                                                              $368,087


The Funds did not make any payments under the Plan for Class B shares. Class B shares first became available to investors on December 1, 1996.


Management and the Board of Trustees believe that the Distribution Plan and the Service and 12b-1 fees have a positive impact on sales of the Funds, and the retention of Fund assets, both of which are beneficial to the Funds and the Funds' shareholders.


The Plan was approved by the shareholders of the Trust at the Trust's first meeting of shareholders held on September 13, 1988. The Plan at that time and up until January 2, 1997 included only the shares that now are referred to as Class A shares. As of January 2, 1997, the Plan includes Class B shares. The Plan as Amended and Restated was approved by the sole shareholder of the Trust's Class B shares on January 2, 1997. The Plan will continue in effect from year-to-year only so long as such continuance is specifically approved at least annually by the Board of Trustees and the Qualified Trustees (as defined in the Plan) cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of the Qualified Trustees or by the vote of the holders of a majority of the outstanding voting securities for each class of shares of the Trust, with respect to any Fund by the vote of a majority of the outstanding shares for each class of such Fund. The Plan may not be amended to increase materially the amount of payments to be made for the separate class shares without shareholder approval of the class. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust is committed to the discretion of such disinterested Trustees. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.


Portfolio Transactions

The Adviser and/or Sub-Adviser for The AAL International Fund directs the placement of orders for the purchase and sale of the Funds' portfolio securities.

The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the Adviser seeks the best combination of price and execution.


In determining which brokers provide best execution, the Adviser and/or Sub-Adviser for The AAL International Fund looks primarily to the stock price quoted by the broker, and normally places orders with the broker through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Adviser and/or Sub-Adviser for The AAL International Fund will consider all factors they deem relevant, including the breadth or the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although it is expected that sales of shares of the Funds will be made only by the Distributor, the Adviser may in the future consider the willingness of particular brokers to sell shares of the Funds as a factor in the selection of brokers for the Funds' portfolio transactions, subject to the overall best price and execution standard.

Assuming equal execution capabilities, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Adviser and/or Sub-Adviser for The AAL International Fund may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' net asset values, and other information provided to the Funds, to the Adviser or Sub-Adviser (or their affiliates)). The Adviser and/or Sub-Adviser for The AAL International Fund may also cause a Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser and/or Sub-Adviser for The AAL International Fund must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser and/or Sub-Adviser for The AAL International Fund exercises investment discretion. It is possible that certain of the services received by the Adviser and/or Sub-Adviser for

The AAL International Fund attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser and/or Sub-Adviser for The AAL International Fund. The Funds paid, $155,000, $1,108,673 and $1,697,844 in brokerage commissions in each of the past 3 fiscal years.


Dividends, Distributions And Taxes

        The AAL Capital Growth, Mid Cap Stock (f/k/a The AAL Smaller Company Stock Fund), Small Cap Stock, International, Utilities, Bond, High Yield Bond and Money Market Funds

Each of the Funds' dividends, except for The AAL Municipal Bond Fund's dividends, from net investment income together with distribution of short-term capital gains (collectively "income dividends") are taxable as ordinary income to shareholders whether paid in additional shares or in cash. Any long-term capital gains ("capital gains distributions") distributed to shareholders are treated as such by the shareholders, whether received in cash or in additional shares, regardless of the length of time a shareholder has owned the shares. These Funds intend to distribute substantially all their net investment income and net realized long-term capital gains in order to avoid imposition of federal income and excise tax liability. The AAL Mid Cap Stock, Small Cap Stock and International Funds expect to pay any dividends annually. The AAL Capital Growth Fund expects to pay any dividends semi-annually, and The AAL Utilities Fund expects to pay any dividends quarterly. The AAL Bond, High Yield Bond and Money Market Funds will accrue income dividends daily and expect to pay these dividends monthly. These Funds expect to distribute long-term capital gains, if any, at least annually.

        The AAL Municipal Bond Fund

This Fund expects to accrue income dividends daily and to distribute to shareholders all of its net investment income in monthly dividends and net realized capital gains, if any, at least annually. Dividends derived from the interest earned on municipal securities constitute "exempt-interest dividends" and are generally not subject to federal income tax. Distributions of net realized long-term capital gain (whether from tax-exempt or taxable securities) are taxable to shareholders at ordinary income rates. The federal income tax status of all distributions will be reported to shareholders annually. Such report will allocate income dividends between tax-exempt and taxable income (if any) in approximately the same proportions as the Fund's total income during the year. Accordingly, income derived from each of these sources by the Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually.

Interest on borrowings a shareholder incurs to purchase or carry shares of this Fund is not deductible for federal income tax purposes. Shareholders may be subject to state and local taxes on dividends from this Fund, including those which are exempt from federal income tax.

Entities or persons who are "substantial users" (or persons who are related to "substantial users") of facilities financed by industrial revenue bonds should consult their tax advisors before purchasing shares of The AAL Municipal Bond Fund. For these purposes, the term "substantial user" is defined generally to include a "non exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development revenue bonds.

The 1986 Tax Reform Act subjects tax-exempt interest attributable to certain "private activity bonds" (including, in the case of a regulated investment company receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that company) to the individual and corporate alternative minimum tax. Also, it possibly subjects exempt-interest dividends received by a corporate shareholder of such company to the alternative minimum tax without regard to whether the investment company's tax-exempt interest was attributable to such bonds. However, the Fund will not invest more than 20% of its assets in such private activity bonds. Moreover, certain corporate shareholders may be subject to a federal "environmental" tax with respect to their receipt of dividends and distributions. The Omnibus Budget Reconciliation Act of 1993 provides that market discount on tax-exempt bonds purchased after April 30, 1993 is to be classified as ordinary upon sale or other disposition of the bond; thereby creating the possibility that the Fund may distribute taxable income to shareholders.

        The AAL International Fund -- Foreign Withholding Tax

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the yield on the Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

If the pass through election described above is made, the source of the Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income.

Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid to such country; and (ii) the portion of the Fund's dividends and distributions that represent income derived from sources within such country.

Investments by the Fund in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain "excess distributions" and any gain from the disposition of stock of the PFIC, as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior taxable year will be taxable to the Fund at the highest rate of tax applicable in that year, increased by a interest charge determined as though the amounts were underpayment of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund's net investment income for that year, and to the extent distributed as a dividend to the Fund's shareholders would not be taxable to the Fund.

        Summary

The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders. Investors are urged to consult their tax advisors with specific reference to their own tax situations, including state and local tax liability.

Calculation Of Yield And Total Return

From time to time the Funds may advertise yield and total return for Class A and Class B shares for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by The Securities and Exchange Commission, which reflect the front-end sales charge on a Class A share and the contingent deferred sales charge ("CDSC") on a Class B share, and may also include other total return information without giving effect to the sales charges. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information and the impact of taxes on alternative investments when comparing a particular Fund's performance to the performance data published for alternative investments.

Standardized Performance Information

Average Annual Total Return. For each of the Funds, except The AAL Money Market Fund, standardized average annual total return is computed by finding the average annual compounded rates of return for Class A and Class B shares over the 1, 5 and 10 year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested in each class to the ending redeemable value according to the following formula:


                              T = (ERV/P)^(1/n) - 1

        Where:

                 T =      average annual total return for the class;

                 n =      number of years and portion of a year;

                 ERV = ending redeemable value for the class (of the hypothetical $1,000 payment) at the end of the 1, 5 and 10 year periods, or fractional portion thereof, after deduction of all non-recurring charges to be deducted for the class (CDSC for Class B shares), assuming redemption at the end of the period;

                 P = $1,000 (the hypothetical initial payment before deduction of the maximum sales load, if any); and

                 ^ =     raised to the power of.

Annual Returns For The 1, 5 and 10-Year Periods Ended April 30, 1996, For Class A Shares Based On Gross Amount Invested




The Fund and              Total Return for the    Average Annual Total          Average Annual Total
Inception Date            1-year Period Ended     Return for the 5-Year         Return for the Period
                          4/30/96                 Period Ended 4/30/96          Ended 4/30/96 Since
                                                                                Inception
The AAL Capital           19.84%                  11.28%                        9.88%
Growth Fund (7/16/87)
The AAL Mid Cap           49.21%                  N/A                           18.77%
Stock Fund (6/30/93)
The AAL Small Cap         N/A                     N/A                           N/A
Stock Fund (7/1/96)
The AAL International     N/A                     N/A                           7.80%*
Fund (8/1/95)
The AAL Utilities         13.28%                  N/A                           5.05%
Fund (3/18/94)
The AAL Bond Fund         1.13%                   5.71%                         6.73%
(7/16/87)
The AAL Municipal         2.65%                   6.08%                         6.26%
Bond Fund (7/16/87)
The AAL High Yield        N/A                     N/A                           N/A
Bond Fund (1/2/97)

*       Annualized from Inception (8/1/95)


There is no standardized annual return information, which is based on gross amount invested, available for Class B shares. Class B shares first became available to investors on January 8, 1997.

Current Yield. Current yield quotations for the Funds, except The AAL Money Market Fund, are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share for each class earned during the period by the maximum offering price per share for each class on the last day of the period, according to the following formula:

                        Yield 2[((a - b)/(cd) + 1)^6 - 1]

        where:


              a = dividends and interest earned by the Class during the period;

              b = expenses accrued by the Class for the period (net of reimbursements);

              c = the average daily number of shares outstanding for the Class during the period they were entitled to receive dividends; and

              d = the maximum offering price per share for the Class on the last day of the period.

              ^ =      to the power of.

For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly pay down. Income earned on equity securities is determined by using the stated annual dividend rate applied over the performance period. The yields for The AAL Capital Growth, Mid Cap Stock, Utilities, Bond and Municipal Bond Funds for the 30-day period ended April 30, 1996 for Class A shares were: .99%; -.88%; 4.05%; 5.66%; and 4.43%, respectively. There is no yield information available for Class B shares. Class B shares first became available to investors on January 8, 1997.

When advertising yield, a Fund will not advertise a one-month or a 30-day period that ends more than 45 days before the date on which the advertisement is published. From time to time, The AAL Small Cap Stock, international and High Yield Bond Funds may advertise yield. No historic yield is provided for these Funds because they only recently commenced operations.

Tax Equivalent Yield. The AAL Municipal Bond Fund will calculate a tax equivalent yield based on a 30-day (or one-month) period for Class A and Class B shares, computed by dividing that portion of the yield of the Fund for the share class (computed as described above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion if any, of the yield of that share class for the Fund that is not tax-exempt. The formula for computation of the tax equivalent yield is:

                                X = ( N/1-F) + T

         Where:

           N =      % of yield for the class derived from tax-exempt income;

           F =      federal income tax rate; and

           T = % of yield for the  class  derived  from  taxable income.

The tax equivalent yield at 31% tax rate for the 30-day period ended April 30, 1996, for a Class A share for The AAL Municipal Bond Fund was 6.42%. There is no tax equivalent yield information available for Class B shares. Class B shares first became available to investors on January 8, 1997.

Current and Effective Yield - The AAL Money Market Fund. The AAL Money Market Fund may quote a current yield or effective yield for Class A and Class B shares from time-to-time. The current yield is an annualized yield based on the net change in account value for each class for a seven-day period. The effective yield is an annualized yield based on a daily compounding of the current yield for each share class. These yields are each computed by first determining the "Net Change in Account Value" for each share class for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account. The yields for each share class are computed as follows:

        Current Yield = Net Change in Account Value Per Class   365
                                Beginning Account Value Per Class        x 7

        Effective Yield = [1 + Net Change in Account Value Per Class]  365/7 - 1

For the seven-day period ended April 30, 1996, the current and effective yields of The AAL Money Market Fund for Class A shares were 4.78% and 4.89% respectively. There is no current and effective yield information available for Class B shares. Class B shares first became available to investors on January 8, 1997.

In addition to fluctuations reflecting changes in net income of the Fund resulting from changes in income earned on its portfolio securities and in its expenses, the Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. (See "Net Asset Value" in the Prospectus and in this Statement.) Portfolio changes resulting from net purchase or net redemptions of Fund shares may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not guaranteed nor is its principal insured. Although there is no assurance that it will be able to do so, the Fund will use its best efforts to maintain its net asset value per share at $1.00.

Other Performance Information


All of The AAL Mutual Funds may, from time to time, include in their sales literature and advertisements: (1) total return quotations computed for different time periods or by a method that differs from the computations described in the section above for Class A and B shares; (2) calculations of the growth of an investment (or series of investments), at various assumed interest rates and compounding, to show the effect of the length of time, interest rate and/or tax deferral on an investment for Class A and B shares; (3) illustrate the concepts of asset allocation by use of hypothetical case studies using various risk levels and life cycles, as well as illustrating the effect of various tax brackets and tax deferrals on hypothetical systematic investing for Class A and Class B shares; and (4) performance relative to the performance of other investments such as stocks, bonds, closed end funds, certificates of deposit, as well as various indices such as the Consumer Price Index and indices generated by lbbotson & Associates and Chase Global Data and Research Products for Class A and B shares.

Average Annual Total Return. All Funds, except The AAL Money Market Fund, may advertise an average annual total return calculation for Class A and Class B shares for any appropriate time period, based upon the value of a net investment in the Fund for the class, after deduction of the maximum sales charge for Class A shares and after deducting the CDSC for Class B shares according to the following formula:

                               T =n(ERV/P)^(1/n)-1

        where:

                           T =       average annual total return for the class;

                           n =       number of years and portion of a year;

                           ERV = ending redeemable value for the class (of the hypothetical $1,000 investment) at the end of any period after deducting all non-recurring charges (CDSC for Class B shares) assuming redemption at the end of the period;


                           P = $1,000 (the hypothetical initial net investment after deduction of the sales load, if any).

                           ^ =      raised to the power of.

Annual Returns For The 1,5 and 10-Year Periods Ended April 30, 1996, For Class A Shares Based on Net Amount Invested

The Fund and              Total Return for the     Average Annual Total         Average Annual Total
Inception Date            1-Year Period Ended      Return for the 5-Year        Return for the Period
                          4/30/96                  Period Ended 4/30/96         Ended 4/30/96

The AAL Capital           25.85%%                  12.37%                       10.49%
Growth Fund (7/16/87)
The AAL Mid Cap           56.59%                   N/A                          20.83%
Stock Fund (6/30/93)
The AAL Small Cap         N/A                      N/A                          N/A
Stock Fund (7/1/96)
The AAL International     N/A                      N/A                          15.07%*
Fund (8/1/95)
The AAL Utilities         18.90%                   N/A                          7.49%
Fund (3/18/94)
The AAL Bond Fund         6.18%                    6.74%                        7.32%
(7/16/87)
The AAL Municipal         7.74%                    7.13%                        6.85%
Bond Fund (7/16/87)
The AAL High Yield        N/A                      N/A                          N/A
Bond Fund

*       Annualized from Inception (8/1/95).


There is no annual return information based on net amount invested available for Class B shares. Class B shares first became available to investors on January 8, 1997.

Performance information for Class A and B shares for the Funds may be compared to various un-managed indices, such as Morgan Stanley's EAFE and World,

Dow Jones Industrial and Utility Averages, the S&P 500, the S&P Utilities, the S&P MidCap 400, the S&P Small Cap or the Lehman Brothers High Yield Index, Lehman Brothers Aggregate or other Lehman Bond Indices, as well as indices of similar mutual funds, and various foreign country and currency indices. The Funds may include in their advertising rankings published by recognized statistical services or publishers such as Morningstar, Lipper Analytical Services, Inc., Weisenberger Investment Companies Services or rankings shares published by other comparable national services that rank mutual funds. They also may use information from publications such as Barron's, Business Week, The Economist, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Smart Money, the Star, The Wall Street Journal or Worth, and from videotapes of television shows and interviews involving investment experts, including employees of the Adviser (and/or Sub-Adviser for The AAL International
Fund). Advertisements may depict performance graphically.

General

The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Pursuant to this authority, the Trustees have issued Class A and Class B shares for the Funds, except for The AAL U.S. Government Zero Coupon Bond Funds, Series 2001 and 2006. Each class share represents an interest in a Fund proportionately equal to the interest of each other share in its class. If the Trust were to liquidate, all shareholders of a Fund would share pro rata in its net assets for the class available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board may create additional classes of shares that may differ from each other only as to dividends or, as is the case with the Funds, as to assets and liabilities (in which case any such class would have a designation including the word "Series"). Shares of each series are entitled to vote as a series only to the extent required by the '40 Act or as permitted by the Trustees. Income and operating expenses are allocated fairly among the series by the Trustees.


As of April 30, 1996 the officers and Trustees of the Trust owned less than 1 % of the shares of any Funds.

Except for the election of Trustees and ratification of the selection of accountants, any matter required to be submitted to shareholder vote is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each Series affected by the matter.


The AAL  Capital  Growth,  Mid Cap Stock  (f/k/a The AAL Smaller  Company  Stock
Fund), Small Cap Stock, Utilities, Bond, Municipal Bond, High Yield Bond and Money Market Funds' custodian is Firstar Trust Company. The AAL International Fund's custodian is The Chase Manhattan Bank, N.A. The custodians are responsible for holding the Funds' assets.

AAL Capital Management Corporation (the "Adviser") provides certain administrative, accounting and pricing services to the Funds, including calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balance monthly; recording purchases and sales based on Sub-Adviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. These services were formerly provided by the Funds' Custodian. An Administrative Services Agreement with the Adviser was approved by a majority of the Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Funds or of the Adviser and was approved by the shareholders of The AAL Municipal Bond Fund on November 27, 1990 and of The AAL Capital Growth, Bond and Money Market Funds on December 20, 1990, The Board of Trustees approved the addition of:


        The AAL Mid Cap Stock Fund (f/k/a as The AAL Smaller Company Stock Fund) to this agreement on May 18, 1993;

        The AAL Utilities Fund on February 24, 1994;


        The AAL International Fund on May 23, 1995;


        The AAL Small Cap Stock on February 28, 1996; and


        The AAL High Yield Bond Fund on May 29, 1996.


The principal motivation for having the Adviser provide these services was cost. The Adviser has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The initial rate of payment for these services was $25,000 per Fund per year, plus the cost of outside pricing services but only to the extent the Adviser is not voluntarily absorbing any expenses of that Fund. The annual rates of payment approved by the Trustees presently are:


The AAL Capital Growth Fund - $35,000
The AAL Mid Cap Stock Fund (f/k/a The AAL Smaller Company Stock Fund) - $35,000 The AAL Small Cap Stock Fund - $35,000 The AAL International Fund - $40,000 The AAL Utilities Fund - $35,000 The AAL Bond Fund - $35,000 The AAL Municipal Bond Fund - $35,000 The AAL High Yield Bond Fund - $_____

The AAL Money Market Fund - $35,000
The AAL U. S. Government Zero Coupon Target Fund Series 2001 - $2,500 The AAL U. S. Government Zero Coupon Target Fund Series 2006 - $2,500


The Agreement will continue in effect from year to year, as long as it is approved at least annually by the Funds' Board of Trustees or by a vote of the outstanding voting securities of the Funds and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60-days' notice. The Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement.

Shareholder Maintenance Agreement

The Board of Trustees authorized The Funds to contract with AAL Capital Management Corporation for certain shareholder maintenance services, effective April 1, 1995. These shareholder services include answering customer inquiries regarding account status, explaining and assisting customers with the exercise of their account options and facilitating shareholder telephone transaction requests.

The annual fee payable to AAL Capital Management Corporation for providing such services is based upon, and limited by, the difference between the current account fees actually charged by Firstar Trust Company, as transfer and dividend disbursing agent, and the normal full-service fee schedule published by Firstar Trust Company, as well as reimbursement for certain actual out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is at an annualized rate of $4.08 per account, effective June 1, 1996. The Agreement will continue in effect from year to year, as long as it is approved at least annually by the Funds' Board of Trustees or by a vote of the outstanding voting securities of the Funds and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60-days' notice. The Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement. These fees are not currently assessed against the Fund but may be in the future.

Independent Accountants

The Trust's independent accountants, Price Waterhouse LLP, examine the Funds' annual financial statements, assist in the preparation of certain reports to the Securities and Exchange Commission and prepare the Trust's state and Funds' federal tax returns.

Financial Statements

The financial statements and notes to financial statements for the Funds included in the Annual Report to Shareholders of the Trust, for the year ended April 30, 1996 are hereby incorporated by reference, except for The AAL Small Cap Stock Fund and The AAL High Yield Bond Fund. Financial information for The AAL High Yield Bond Fund is not yet a available. The Fund's shares are being offered for the first time by this prospectus and this Statement of Additional Information.

The AAL Small Cap Stock Fund -- The AAL Small Cap Stock Fund's shares first became available to investors on July 1, 1996. Pursuant to the Fund's undertaking to provide financial information to investors within 4 to 6 months of operation, the Funds' hereby incorporate by reference the AAL Small Cap Stock Fund's Semi-Annual Report, dated October 31, 1996, copies of which are available free of charge from the Distributor.

                              THE AAL MUTUAL FUNDS
                                     PART C

                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

     (a) Financial Statements: The AAL Mutual Funds ("Trust") has filed audited financial statements for the Trust for the fiscal year ended April 30, 1996, for the following series: The AAL Capital Growth, Mid Cap Stock (f/k/a as The AAL Smaller Company Stock Fund), International, Utilities, Bond, Municipal Bond Fund and Money Market Funds; and The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, contained in the Annual Reports for April 30, 1996, which are incorporated by reference into this Post-Effective Amendment to this Registration Statement. The AAL U. S. Government Zero Coupon Target Funds, Series 2001 and 2006 are contained in separate prospectuses. The Trust has closed The AAL U. S. Government Zero Coupon Target Funds, Series 2001 and 2006, to new investors.

On April 11, 1996, the Trust filed a registration statement that included a new series, The AAL Small Cap Stock Fund, which became effective July 1, 1996.

     (b) Exhibits: Except as noted below, all required exhibits have been previously filed and are incorporated by reference from the Registrant's Registration Statement on Form N-1A (File No. 33-12911), as amended;

          (4) Specimen stock certificate for The AAL High Yield Bond Fund;

          (5)(a) The AAL High Yield Bond Fund Amendment to Advisory Agreement;

          (6) The AAL High Yield Bond Fund Amendment to Distribution Agreement;

          (8) The AAL High Yield Bond Fund Amendment to Custodian Agreement;

          (9)(a) The AAL High Yield Bond Fund Amendment to the Transfer Agency and Dividend Disbursing Agent Agreement;

          (9)(b) The AAL High Yield Bond Fund Amendment to the Administrative Services Agreement;

          (9)(c) The AAL High Yield Bond Fund Amendment to the Shareholder Maintenance Agreement;

          (11) Independent Accountants' Consent;

          (15)(a)The Amended and Restated Distribution Plan;

          (17) The Financial Data Schedule (included as Exhibit 27); and

          (18) Plan Pursuant to Rule 18f-3.

Item 25.          Persons Controlled by or under Common Control with Registrant

AAL Capital Management Corporation (the "Adviser" and "Distributor" for The AAL Mutual Funds ("Trust")) was organized in 1986 as a Delaware corporation, all of the shares of which are owned by AAL Holdings Inc., a wholly-owned subsidiary of the Aid Association for Lutherans ("AAL"). AAL is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society in all states. Under an Investment Advisory Agreement and a Distribution Agreement with the Trust, and subject to the supervision of the Funds' Board of Trustees, AAL Capital Management Corporation provides the investment advisory, administrative, shareholder, distribution and other services for the Funds.

Item 26.          Number of Holders of Securities

On September 30, 1996, the following indicates the number of record holders of each series of the Registrant:

         The AAL Capital Growth Fund - 152,384 The AAL Mid Cap Stock Fund - 77,210 The AAL Small Cap Stock Fund - 4,243 The AAL International Fund
         - 19,270; The AAL Utilities Fund - 18,588; The AAL Bond Fund - 32,796; The AAL Municipal Bond Fund - 17,653 The AAL High Yield Bond Fund - N/A The AAL Money Market Fund - 20,070
         The AAL U.S. Government Zero Coupon Target Funds, Series 2001- 234; and The AAL U.S. Government Zero Coupon Target Funds, Series 2006 - 236.

Item 27.          Indemnification

Under Section 12 of Article Seven of the Registrant's Declaration of Trust, the

Trust may not indemnify any trustee, officer or employee for expenses (e.g., attorney's fees, judgments, fines and settlement amounts) incurred in any threatened, pending or completed action, if there has been an adjudication of liability against such person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties of office ("disability conduct").

The Trust shall indemnify its trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person was not liable by reason of disabling conduct by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person was not liable for reasons of such conduct is made by: (a) a majority vote of disinterested, non-party Trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance
unless  it  is   ultimately   determined   that  such   person  is  entitled  to
indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) the registrant is insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party Trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provision, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of The Investment Adviser.

AAL Capital Management Corporation is the investment adviser (the "Adviser") of the Registrant. Societe Generale Asset Management Corp is the Sub-Adviser for The AAL International Fund. For information as to the business, profession, vocation or employment of a substantial nature of the Adviser, reference is made to Parts A and B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Adviser.

Item 29.          Principal Underwriters

         (a)      None

         (b)


Name and Principal        Positions and                  Positions and Offices
Business                   Offices with                       with Registrant
                           Underwriter
Ronald G. Anderson        Chairman of the                           Trustee
222 W. College Ave.      Board of Directors
Appleton, WI 54919

H. Michael Spence          President and                           President
222 W. College Ave.           Director
Appleton, WI 54919

Robert G. Same         Senior Vice President,                    Secretary and
222 W. College Ave.        Secretary and                        Vice President
Appleton, WI 54919            Director

Terrance P. Gallagher  Senior Vice President,                      Treasurer
222 W. College Ave.        CFO, Treasurer
Appleton, WI 54919          and Director

Robert Roth                 Senior Vice                              None
222 W. College Ave.          President
Appleton, WI 54919

James H. Abitz                Director                               None
222 W. College Ave.
Appleton, WI 54915

Woody Eno                     Director                               None
222 W. College Ave.
Appleton, WI 54914

Kevin Van Eron                Director                               None
4321 N. Ballard Rd.
Appleton, WI 54919

Jerome Laubenstein            Director                               None
4321 N. Ballard Rd.
Appleton, WI 54919

Steven Weber                   Director                               None
4321 N. Ballard Rd.
Appleton, WI 54919

Joseph H. Thomas            Vice President                            None
222 West College Ave.
Appleton, WI 54919

Anthony De Angelis          Vice President                            None
222 West College Ave.
Appleton, WI 54919





Name and Principal             Positions and               Positions and Offices
Business Address               Offices with                      with Registrant
                                Underwriter

Kenneth E. Podell                  Assistant                            None
222 West College Ave.           Secretary
Appleton, WI 54919

Paul Stadler                 Assistant Vice                             None
222 West College Ave.           President
Appleton, WI 54919

Stanley H. Herman            Vice President                             None
1427 Hidden Oaks Cir.
Corinth, TX 76205

Lori Richardson              Vice President                             None
222 West College Ave.
Appleton, WI 54919

Murray Ruffell               Vice President                             None
1193 Salt Marsh
Ponte Vedra Beach, FL 32082

Charles Gariboldi            Assistant Vice                  Assistant Treasurer
222 West College Ave.           President
Appleton, WI 54919

Byron Vielehr                Assistant Vice                             None
222 West College Ave.           President
Appleton, WI 54919

Charles Friedman             Assistant Vice                             None
222 West College Ave.           President
Appleton, WI 5491 9

Joseph Wreschnig           Assistant Vice President          Assistant Secretary
222 West College Ave.      and Assistant Secretary
Appleton, WI 54919

Wendy Schmidt              Assistant Vice President                        None
222 West College Ave.
Appleton, WI 54919


Item 30.          Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of The Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant and Registrant's Custodian as follows: all documents required to be maintained by Rule 31a-1(b) will be maintained by Registrant, except that records required to be maintained by paragraph (2)(iv) of Rule 31a-1(b) will be maintained by the Custodian.

Item 31.          Management Services

         Not applicable

Item 32.          Undertakings

         1. Registrant undertakes to file within four to six months following the effective date of Post Effective Amendment No. 21 to this Registration Statement, 1933 Act File No. 33-12911, another Post-Effective Amendment to include in this Registration Statement financial statements for The High Yield Bond Fund as of and for a time period reasonably close to the date of said amendment. Such financial statements need not be certified.

         2. The Registrant undertakes that, at the request of the shareholders holding 10% or more of the outstanding shares of the Registrant, the Registrant will hold a special meeting for the purpose of considering the removal of a trustee from office, and the Registrant will cooperate with and assist shareholders of record who notify the Registrant that they wish to communicate with the other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the Investment Company Act, as amended.

         3. Registrant undertakes to furnish a copy of the Registrant's latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Appleton and State of Wisconsin, on the 23th day of October, 1996

THE AAL MUTUAL FUNDS



By /s/ H. Michael Spence, President
   --------------------------------
    H. Michael Spence, President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         /s/ Richard L. Gunderson    Trustee                    October 23, 1996
         -----------------------
         Richard L Gunderson

         /s/ John H. Pender*         Trustee                    October 23, 1996
         ------------------
         John H. Pender

         /s/ Richard L. Gady*        Trustee                    October 23, 1996
         -------------------
         Richard L. Gady

         /s/ D. W. Russler*          Trustee                    October 23, 1996
         -----------------
         D.W. Russler

         /s/ Lawrence M. Woods*      Trustee                    October 23, 1996
         ---------------------
         Lawrence M. Woods


         /s/ F. Gregory Campbell*    Trustee                    October 23, 1996
         -----------------------
         F. Gregory Campbell


         /s/ Ronald G. Anderson*     Trustee                    October 23, 1996
         ------------------------
         Ronald G. Anderson



        /s/ Terrance P. Gallagher    Principal                  October 23, 1996
        -------------------------    Financial and
        Terrance P. Gallagher        Accounting Officer



*/s/ Richard L. Gunderson
------------------------------
Richard L. Gunderson, Trustee
Pursuant to Powers of Attorney

                                  Exhibit Index

 Item 24                                                                    Page

 Exhibit Number

 24                Powers of Attorney

 24(b)(4)          Specimen Stock Certificate

 24(b)(5)(a)       Amendment No. 8 to Investment Advisory Agreement

 24(b)(6)          Amendment No. 7 to Distribution Agreement

 24(b)(8)          Amendment No. 11 to Custodian Contract

 24(b)(9)(a)       Amendment No. 11 to Transfer and Dividend Disbursing Agent
                   Agreement

 24(b)(9)(b)       Amendment No. 7 to Administrative Services Agreement

 24(b)(9)(c)       Amendment No. 3 to Shareholder Maintenance Agreement

 24(b)(11)         Independent Accountants' Consent

 24(b)(15)         Amended and Restated Distribution Plan

 24(b)(18)         Plan Pursuant to Rule 18f-3

 27                Financial Data Schedule